UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6093

Name of Registrant: Vanguard Institutional Index Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006–December 31, 2006

Item 1: Reports to Shareholders

Vanguard® Institutional Index Fund

> Annual Report

December 31, 2006

> After an up-and-down start, stocks advanced steadily throughout the second half of the year to post healthy gains for 2006.

> For the fiscal year ended December 31, Vanguard Institutional Index Fund returned 15.8%, essentially matching its target benchmark.

> The fund enjoyed solid returns across all industry sectors.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	10
About Your Fund’s Expenses	25
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2006
Total
Returns
Vanguard Institutional Index Fund
Institutional Shares[1]	15.8%
Institutional Plus Shares[2]	15.8
S&P 500 Index	15.8
Average Large-Cap Core Fund[3]	13.5

Your Fund’s Performance at a Glance
December 31, 2005–December 31, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Institutional Index Fund
Institutional Shares	$114.01	$129.59	$2.240	$0.000
Institutional Plus Shares	114.01	129.59	2.269	0.000

1 This class of shares carries low expenses and is available for a minimum investment of $5 million.

2 This class of shares also carries low expenses and is available for a minimum investment of $200 million.

3 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

After faltering in late spring, the U.S. stock market rallied to post solid returns for 2006. During the year, Vanguard Institutional Index Fund returned 15.8% and met its objective of closely tracking its unmanaged benchmark, the Standard & Poor’s 500 Index. The fund experienced strong results in many areas, and eight of its ten industry sectors posted double-digit returns.

Strong second half pushed stocks to new high

Beginning in mid-July, stocks climbed steadily through the remainder of the year, with the Dow Jones Industrial Average setting a record high on December 27. For the year, the broad U.S. stock market gained 15.9%. Despite a soft housing sector and ongoing troubles within the U.S. auto industry, the economy continued to grow and corporate profits remained strong.

For the year, small-capitalization stocks beat out large-cap issues, and value stocks outperformed their growth-oriented counterparts. International stocks continued to best domestic equities, particularly in emerging markets and Europe. A declining dollar further enhanced returns abroad for U.S.-based investors.

2

Bond returns remained modest as the Fed paused its rate hikes

The Federal Reserve Board extended its money-tightening campaign during the first half of the year, raising its target for the federal funds rate four times. The Fed then paused, leaving the target rate unchanged at 5.25% for the rest of the year, and inflation fears eased. Bond yields declined in the second half of the year, and short-term yields were higher than longer-term yields.

Fixed income returns for 2006 were modest, with the broad taxable bond market returning 4.3%. Municipal bonds fared somewhat better, gaining 4.8%.

Fund benefited from advances across all industry groups

For Vanguard Institutional Index Fund, and indeed the broader stock market, 2006 was a story in two parts. In the first half of the year, the benchmark S&P 500 Index posted a tepid 2.7% return, as jittery investors feared the economy was overheating. Inflation concerns then moderated in mid-summer, and the market gained momentum. A strong second half propelled the S&P 500 Index to a 15.8% return for the year. And Vanguard Institutional Index Fund closely tracked this result.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.5%	11.0%	6.8%
Russell 2000 Index (Small-caps)	18.4	13.6	11.4
Dow Jones Wilshire 5000 Index (Entire market)	15.9	11.5	7.6
MSCI All Country World Index ex USA (International)	27.2	21.8	16.9

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	4.3%	3.7%	5.1%
Lehman Municipal Bond Index	4.8	4.3	5.5
Citigroup 3-Month Treasury Bill Index	4.8	3.0	2.3

CPI
Consumer Price Index	2.5%	3.1%	2.7%

3

The index gain was broadly based, with all ten of its industry sectors recording positive returns for the 12 months. Through a combination of their strong returns and their weightings in the index, the financials, energy, and consumer discretionary sectors were the largest contributors to the index’s overall result. Within the financials sector (which returned 19.1%), investment banks and brokerage firms were standouts, particularly in the final few months of the year. Energy stocks (up 24.2%) experienced volatility during the period as oil and gas prices fluctuated, but delivered impressive returns for yet another year. Consumer discretionary stocks returned 18.8%, despite weakness in the homebuilding category, as several large media firms rebounded from underwhelming results in 2005.

Smaller sectors also packed a punch. Telecommunication services, utilities, and materials (whose weightings, if combined, would still rank as one of the index’s smallest sectors) all outperformed the index’s overall result. Investors in telecom stocks reacted favorably to consolidation in the sector, while electric, gas, and diversified utilities firms turned in impressive gains. In materials, chemical stocks did well, and the index’s steel companies rose an average of 80% during the 12 months.

Two of the economy’s less flashy segments—industrials and consumer staples—posted solid double-digit returns that slightly trailed the index’s overall result. Meanwhile, information technology and health care, which returned 8.3% and 7.6%, respectively, were the laggards during the period.

The fund has outperformed many of its actively managed peers

Over the past decade, the Institutional Index Fund registered an average annual return of 8.5%, outpacing the average result of competing funds (most of which are actively managed) by 1.8 percentage points. The fund’s Institutional Plus Shares have also outperformed the peer-group average since their inception in 1997. While, as a group, institutional funds often have access to lower management fees than are available to the funds represented by the mutual fund peer groups, the Institutional Index Fund’s combination of low costs and market-like returns have nevertheless created a high hurdle for its peers. So close is the fund’s tracking that it has actually edged past the results of the S&P 500 Index over extended periods.

Managing a portfolio that simply “owns the market” isn’t nearly as easy as it might sound. In seeking to track the returns of the S&P 500 Index, your fund’s advisor—Vanguard Quantitative Equity Group—must, in essence, hit a moving target

4

every day that the stock market is open. By combining its collective experience and skill with sophisticated trading strategies, the Quantitative Equity Group has hit the mark consistently since the fund’s inception.

The task is made easier by Vanguard’s historically low expenses. The Institutional Index Fund is offered at a fraction of the cost of the average large-cap core mutual fund. This allows for very tight tracking of the target index, and ultimately enables a greater portion of the fund’s returns to be passed along to its institutional shareholders.

A powerful case for a simple strategy

The Institutional Index Fund’s long-term record versus its peers, and its mark of closely tracking (and even slightly outperforming) the S&P 500 Index over extended periods, present a compelling case for the power of indexing. At a very low cost, the fund provides cap-weighted exposure to 500 of the market’s largest stocks with extremely low tracking error.

Every investor has a unique set of parameters for risk and expected returns that are critical components in mapping

Total Returns
Ten Years Ended December 31, 2006
		Final Value
	Average	of a $5,000,000
	Annual Return	Initial Investment
Institutional Index Fund Institutional Shares	8.5%	$11,272,781
S&P 500 Index	8.4	11,223,605
Average Large-Cap Core Fund[2]	6.7	9,524,926

July 7, 1997,[1] Through December 31, 2006
		Final Value
	Average	of a $200,000,000
	Annual Return	Initial Investment
Institutional Index Fund Institutional Plus Shares	6.5%	$363,673,840
S&P 500 Index	6.4	361,087,859
Average Large-Cap Core Fund[2]	4.9	315,606,881

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Share-class inception.

2 Derived from data provided by Lipper Inc.

5

long-term investment strategies. The fund’s historical record of tight market tracking can provide an element of reliability in your processes and planning that will support your overall investment mandate, whatever it may be. We believe the Institutional Index Fund is an intelligent choice for a core holding in an institutional portfolio.

Thank you for investing your organization’s assets with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

January 11, 2007

6

Fund Profile

As of December 31, 2006

Portfolio Characteristics
		Target
	Fund	Index[1]
Number of Stocks	506	500
Median Market Cap	$58.8B	$58.8B
Price/Earnings Ratio	17.1x	17.1x
Price/Book Ratio	2.9x	2.9x
Yield		1.8%
Institutional Shares	1.7%
Institutional Plus Shares	1.7%
Return on Equity	19.1%	19.1%
Earnings Growth Rate	18.8%	18.8%
Foreign Holdings	0.0%	0.0%
Turnover Rate	8%	—
Expense Ratio		—
Institutional Shares	0.05%
Institutional Plus Shares	0.025%
Short-Term Reserves	0%	—

Sector Diversification (% of portfolio)
		Target
	Fund	Index[1]
Consumer Discretionary	11%	11%
Consumer Staples	9	9
Energy	10	10
Financials	22	22
Health Care	12	12
Industrials	11	11
Information Technology	15	15
Materials	3	3
Telecommunication Services	3	3
Utilities	4	4

Volatility Measures[2]
Fund Versus
Target Index[1]
R-Squared	1.00
Beta	1.00

Ten Largest Holdings[3] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	3.5%
General Electric Co.	industrial
	conglomerates	3.0
Citigroup, Inc.	diversified
	financial services	2.1
Microsoft Corp.	systems software	2.0
Bank of America Corp.	diversified
	financial services	1.9
The Procter & Gamble Co.	household products	1.6
Johnson & Johnson	pharmaceuticals	1.5
Pfizer Inc.	pharmaceuticals	1.5
American International
Group, Inc.	multi-line insurance	1.5
Altria Group, Inc.	tobacco	1.4
Top Ten		20.0%

Investment Focus

1 S&P 500 Index.

2 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 27.

3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 1996–December 31, 2006

Initial Investment of $5,000,000

	Average Annual Total Returns			Final Value of
	Periods Ended December 31, 2006			a $5,000,000
	One Year	Five Years	Ten Years	Investment
Institutional Index Fund Institutional Shares	15.78%	6.20%	8.47%	$11,272,781
Dow Jones Wilshire 5000 Index	15.87	7.65	8.67	11,480,598
S&P 500 Index	15.79	6.19	8.42	11,223,605
Average Large-Cap Core Fund[1]	13.53	4.27	6.66	9,524,926

				Final Value of a
			Since	$200,000,000
	One Year	Five Years	Inception[2]	Investment
Institutional Index Fund Institutional Plus Shares	15.81%	6.23%	6.51%	$363,673,840
Dow Jones Wilshire 5000 Index	15.87	7.65	7.02	380,495,540
S&P 500 Index	15.79	6.19	6.43	361,087,859

1 Derived from data provided by Lipper Inc.

2 July 7, 1997.

8

Fiscal-Year Total Returns (%): December 31, 1996–December 31, 2006

Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

9

Financial Statements

Statement of Net Assets

As of December 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (10.6%)
*	Comcast Corp. Class A	10,639,028	450,350
	Time Warner, Inc.	20,508,796	446,682
	Home Depot, Inc.	10,483,976	421,036
	The Walt Disney Co.	10,625,747	364,144
	McDonald’s Corp.	6,353,245	281,639
	News Corp., Class A	12,019,867	258,187
	Target Corp.	4,412,144	251,713
	Lowe’s Cos., Inc.	7,822,704	243,677
*	Viacom Inc. Class B	3,574,321	146,654
*	Starbucks Corp.	3,884,056	137,573
	CBS Corp.	3,996,869	124,622
	The McGraw-Hill Cos., Inc.	1,819,641	123,772
*	Kohl’s Corp.	1,680,057	114,966
	Carnival Corp.	2,286,066	112,132
	Federated Department
	Stores, Inc.	2,697,929	102,872
	Best Buy Co., Inc.	2,072,499	101,946
	Staples, Inc.	3,712,344	99,120
*	DIRECTV Group, Inc.	3,960,145	98,766
	NIKE, Inc. Class B	966,050	95,668
	Harley-Davidson, Inc.	1,331,316	93,818
	Omnicom Group Inc.	877,995	91,786
	Clear Channel
	Communications, Inc.	2,536,846	90,159
	J.C. Penney Co., Inc.
	(Holding Co.)	1,155,853	89,417
	General Motors Corp.	2,905,805	89,266
	Johnson Controls, Inc.	1,005,857	86,423
	Marriott International, Inc.
	Class A	1,726,619	82,394
*	Coach, Inc.	1,887,931	81,106
	International Game
	Technology	1,743,675	80,558
	Yum! Brands, Inc.	1,361,849	80,077
	Harrah’s Entertainment, Inc.	955,718	79,057
	^Ford Motor Co.	9,698,409	72,835
	Gannett Co., Inc.	1,203,039	72,736

*	Sears Holdings Corp.	427,003	71,707
	Hilton Hotels Corp.	1,984,976	69,276
	Starwood Hotels & Resorts
	Worldwide, Inc.	1,088,452	68,028
	TJX Cos., Inc.	2,336,647	66,641
	Fortune Brands, Inc.	777,275	66,372
*	Amazon.com, Inc.	1,586,299	62,595
	Nordstrom, Inc.	1,175,308	57,990
*	Bed Bath & Beyond, Inc.	1,451,306	55,295
*	Office Depot, Inc.	1,430,373	54,597
	The Gap, Inc.	2,707,030	52,787
	Limited Brands, Inc.	1,757,301	50,856
*	Univision
	Communications Inc.	1,296,138	45,909
	Mattel, Inc.	1,959,644	44,406
*	IAC/InterActiveCorp	1,146,779	42,614
	Genuine Parts Co.	875,578	41,529
	Newell Rubbermaid, Inc.	1,424,255	41,232
	H & R Block, Inc.	1,653,891	38,106
	Eastman Kodak Co.	1,476,155	38,085
	VF Corp.	459,419	37,709
	D. R. Horton, Inc.	1,417,933	37,561
	Lennar Corp. Class A	708,387	37,162
	Sherwin-Williams Co.	574,420	36,522
	Pulte Homes, Inc.	1,084,233	35,910
	Centex Corp.	609,350	34,288
	Harman International
	Industries, Inc.	335,048	33,475
	Whirlpool Corp.	402,598	33,424
*	Wyndham Worldwide Corp.	1,017,936	32,594
	Darden Restaurants Inc.	754,220	30,297
	Tribune Co.	979,541	30,150
*	AutoZone Inc.	259,888	30,033
*	Apollo Group, Inc. Class A	718,351	27,994
	Black & Decker Corp.	349,373	27,939
*	Interpublic Group
	of Cos., Inc.	2,265,148	27,725
	Tiffany & Co.	694,839	27,265
	Dollar General Corp.	1,601,896	25,726
	Liz Claiborne, Inc.	526,673	22,889
	Family Dollar Stores, Inc.	779,191	22,854
	Hasbro, Inc.	814,864	22,205
	Leggett & Platt, Inc.	919,817	21,984

10

			Market
			Value•
		Shares	($000)
	E.W. Scripps Co. Class A	428,199	21,384
	The Stanley Works	417,800	21,011
	KB Home	403,584	20,696
*	The Goodyear Tire &
	Rubber Co.	912,066	19,144
	OfficeMax, Inc.	382,745	19,003
	Jones Apparel Group, Inc.	565,904	18,918
	^New York Times Co. Class A	737,968	17,977
*	AutoNation, Inc.	770,208	16,421
	Wendy’s International, Inc.	491,337	16,258
	Brunswick Corp.	472,802	15,082
	Snap-On Inc.	300,736	14,327
	Circuit City Stores, Inc.	730,758	13,870
*	Big Lots Inc.	563,954	12,926
	Dow Jones & Co., Inc.	335,204	12,738
	RadioShack Corp.	699,520	11,738
	Meredith Corp.	198,628	11,193
	Dillard’s Inc.	313,612	10,967
*	Comcast Corp. Special
	Class A	51,886	2,173
*	Viacom Inc. Class A	18,015	739
	CBS Corp. Class A	18,015	562
	News Corp., Class B	4,500	100
			6,946,109
Consumer Staples (9.2%)
	The Procter & Gamble Co.	16,277,783	1,046,173
	Altria Group, Inc.	10,766,508	923,982
	Wal-Mart Stores, Inc.	12,632,597	583,373
	PepsiCo, Inc.	8,435,401	527,634
	The Coca-Cola Co.	10,474,928	505,415
	Walgreen Co.	5,154,769	236,552
	Anheuser-Busch Cos., Inc.	3,949,544	194,318
	Colgate-Palmolive Co.	2,642,175	172,375
	Kimberly-Clark Corp.	2,354,387	159,981
	CVS Corp.	4,230,875	130,776
	Costco Wholesale Corp.	2,354,211	124,467
	Sysco Corp.	3,175,527	116,732
	Archer-Daniels-Midland Co.	3,376,455	107,912
	General Mills, Inc.	1,762,547	101,523
	The Kroger Co.	3,685,731	85,030
	Safeway, Inc.	2,277,431	78,708
	H.J. Heinz Co.	1,692,746	76,190
	Avon Products, Inc.	2,282,369	75,409
	ConAgra Foods, Inc.	2,616,063	70,634
	Sara Lee Corp.	3,834,454	65,301
	Kellogg Co.	1,288,525	64,504
	Reynolds American Inc.	880,247	57,630
	The Clorox Co.	779,993	50,037
	UST, Inc.	826,654	48,111
	Wm. Wrigley Jr. Co.	902,134	46,658
	The Hershey Co.	893,421	44,492
	Campbell Soup Co.	1,119,028	43,519

	SuperValu Inc.	1,057,795	37,816
	Whole Foods Market, Inc.	734,416	34,466
*	Constellation Brands, Inc.
	Class A	1,078,540	31,299
	Coca-Cola Enterprises, Inc.	1,423,745	29,073
*	Dean Foods Co.	687,200	29,055
	Brown-Forman Corp. Class B	404,683	26,806
	The Estee Lauder Cos. Inc.
	Class A	653,822	26,689
	McCormick & Co., Inc.	674,634	26,014
	The Pepsi Bottling Group, Inc.	703,404	21,742
	Tyson Foods, Inc.	1,294,730	21,298
	Molson Coors Brewing Co.
	Class B	235,060	17,968
	Wm. Wrigley Jr. Co. Class B	224,830	11,556
			6,051,218
Energy (9.8%)
	ExxonMobil Corp.	29,961,093	2,295,919
	Chevron Corp.	11,198,550	823,429
	ConocoPhillips Co.	8,454,311	608,288
	Schlumberger Ltd.	6,052,544	382,279
	Occidental Petroleum Corp.	4,425,796	216,112
	Marathon Oil Corp.	1,805,899	167,046
	Halliburton Co.	5,165,472	160,388
	Valero Energy Corp.	3,106,070	158,907
	Devon Energy Corp.	2,270,703	152,319
	Baker Hughes, Inc.	1,647,715	123,018
*	Transocean Inc.	1,502,136	121,508
	Apache Corp.	1,692,318	112,556
	Anadarko Petroleum Corp.	2,361,856	102,788
	XTO Energy, Inc.	1,879,910	88,450
	Williams Cos., Inc.	3,063,622	80,022
	EOG Resources, Inc.	1,250,049	78,066
*	Weatherford
	International Ltd.	1,744,128	72,887
	Hess Corp.	1,389,941	68,899
	Chesapeake Energy Corp.	2,135,296	62,030
	Kinder Morgan, Inc.	551,093	58,278
	El Paso Corp.	3,623,995	55,375
*	National Oilwell Varco Inc.	901,024	55,125
	Peabody Energy Corp.	1,354,363	54,730
	Noble Corp.	696,571	53,044
	Murphy Oil Corp.	961,036	48,869
*	Nabors Industries, Inc.	1,537,946	45,800
	BJ Services Co.	1,506,117	44,159
	Smith International, Inc.	1,024,470	42,075
	Sunoco, Inc.	631,789	39,398
	CONSOL Energy, Inc.	937,536	30,123
	Rowan Cos., Inc.	567,499	18,841
			6,420,728
Financials (22.2%)
	Citigroup, Inc.	25,241,235	1,405,937
	Bank of America Corp.	23,068,410	1,231,622

American International
Group, Inc.	13,354,734	957,000
JPMorgan Chase & Co.	17,819,933	860,703
Wells Fargo & Co.	17,342,257	616,691
Wachovia Corp.	9,791,295	557,614
Morgan Stanley	5,437,807	442,801

11

		Market
		Value•
	Shares	($000)
The Goldman Sachs
Group, Inc.	2,187,502	436,079
Merrill Lynch & Co., Inc.	4,541,000	422,767
American Express Co.	6,188,969	375,485
U.S. Bancorp	9,030,188	326,803
Fannie Mae	5,008,957	297,482
Freddie Mac	3,560,039	241,727
MetLife, Inc.	3,905,459	230,461
Washington Mutual, Inc.	4,855,753	220,888
Lehman Brothers
Holdings, Inc.	2,723,044	212,724
Prudential Financial, Inc.	2,450,441	210,395
The Allstate Corp.	3,210,448	209,032
The St. Paul
Travelers, Cos. Inc.	3,544,744	190,317
Capital One Financial Corp.	2,095,865	161,004
The Bank of
New York Co., Inc.	3,925,825	154,560
SunTrust Banks, Inc.	1,819,339	153,643
The Hartford Financial
Services Group Inc.	1,628,165	151,924
Regions Financial Corp.	3,745,436	140,079
Countrywide Financial Corp.	3,190,653	135,443
BB&T Corp.	2,778,968	122,080
National City Corp.	3,244,585	118,622
Fifth Third Bancorp	2,866,959	117,345
AFLAC Inc.	2,540,462	116,861
Simon Property
Group, Inc. REIT	1,136,897	115,156
State Street Corp.	1,706,024	115,054
The Chubb Corp.	2,114,813	111,895
PNC Financial
Services Group	1,509,376	111,754
SLM Corp.	2,099,974	102,416
Charles Schwab Corp.	5,254,707	101,626
ACE Ltd.	1,672,537	101,306
Bear Stearns Co., Inc.	602,657	98,101
Lincoln National Corp.	1,475,092	97,946
Loews Corp.	2,347,541	97,353
Progressive Corp. of Ohio	3,912,998	94,773
Franklin Resources Corp.	856,420	94,352
The Chicago
Mercantile Exchange	178,868	91,178
Mellon Financial Corp.	2,115,907	89,185
Equity Office Properties
Trust REIT	1,805,744	86,983
Marsh &
McLennan Cos., Inc.	2,831,359	86,809
Moody’s Corp.	1,206,846	83,345
The Principal Financial
Group, Inc.	1,385,058	81,303
Vornado Realty Trust REIT	663,459	80,610

	KeyCorp	2,063,117	78,460
	Genworth Financial Inc.	2,276,900	77,893
	ProLogis REIT	1,270,536	77,210
	Equity Residential REIT	1,500,886	76,170
	Ameriprise Financial, Inc.	1,242,338	67,707
	Boston Properties, Inc. REIT	599,798	67,105
	XL Capital Ltd. Class A	927,092	66,769
	Archstone-Smith Trust REIT	1,121,147	65,262
	Legg Mason Inc.	674,672	64,128
	Marshall & Ilsley Corp.	1,309,752	63,012
	Public Storage, Inc. REIT	629,108	61,338
	T. Rowe Price Group Inc.	1,353,580	59,246
	Northern Trust Corp.	962,498	58,414
	CIT Group Inc.	1,018,042	56,776
	Aon Corp.	1,591,048	56,228
	Kimco Realty Corp. REIT	1,161,256	52,198
	Synovus Financial Corp.	1,669,652	51,475
	MBIA, Inc.	692,602	50,602
*	E*TRADE Financial Corp.	2,191,445	49,132
	M & T Bank Corp.	398,011	48,621
	Ambac Financial Group, Inc.	545,108	48,553
	Comerica, Inc.	816,230	47,896
	Sovereign Bancorp, Inc.	1,846,589	46,885
	Zions Bancorp	549,358	45,289
	Cincinnati Financial Corp.	890,175	40,334
	Compass Bancshares Inc.	667,131	39,794
	UnumProvident Corp.	1,758,605	36,544
	Plum Creek
	Timber Co. Inc. REIT	909,475	36,243
	Commerce Bancorp, Inc.	962,310	33,941
	Safeco Corp.	540,710	33,821
*	Realogy Corp.	1,101,387	33,394
	Torchmark Corp.	503,571	32,108
*	CB Richard Ellis Group, Inc.	949,265	31,516
	Huntington Bancshares Inc.	1,220,703	28,992
	Apartment Investment &
	Management Co.
	Class A REIT	495,308	27,747
	First Horizon National Corp.	639,359	26,712
	MGIC Investment Corp.	426,143	26,651
	Janus Capital Group Inc.	1,018,443	21,988
	Federated Investors, Inc.	462,914	15,637
			14,561,025
Health Care (12.0%)
	Johnson & Johnson	14,893,841	983,291
	Pfizer Inc.	37,039,764	959,330
	Merck & Co., Inc.	11,152,459	486,247
*	Amgen, Inc.	5,992,474	409,346
	Abbott Laboratories	7,884,606	384,059
	UnitedHealth Group Inc.	6,919,591	371,790
	Wyeth	6,918,018	352,265
	Medtronic, Inc.	5,913,491	316,431
	Bristol-Myers Squibb Co.	10,103,249	265,918

	Eli Lilly & Co.	5,057,333	263,487
*	WellPoint Inc.	3,185,154	250,640
	Schering-Plough Corp.	7,616,210	180,047
	Baxter International, Inc.	3,362,086	155,967
*	Gilead Sciences, Inc.	2,362,201	153,378
	Cardinal Health, Inc.	2,080,663	134,057
	Caremark Rx, Inc.	2,190,890	125,122

12

			Market
			Value•
		Shares	($000)
	Aetna Inc.	2,681,677	115,795
*	Celgene Corp.	1,913,395	110,078
*	Boston Scientific Corp.	6,057,698	104,071
*	Zimmer Holdings, Inc.	1,226,065	96,099
*	Thermo Fisher
	Scientific, Inc.	2,096,482	94,950
	Allergan, Inc.	789,515	94,537
	Becton, Dickinson & Co.	1,267,080	88,886
*	Biogen Idec Inc.	1,730,978	85,147
	Stryker Corp.	1,527,026	84,154
*	Genzyme Corp.	1,349,601	83,108
*	Forest Laboratories, Inc.	1,627,174	82,335
*	Medco Health
	Solutions, Inc.	1,506,547	80,510
	McKesson Corp.	1,519,542	77,041
	CIGNA Corp.	526,622	69,288
*	St. Jude Medical, Inc.	1,814,840	66,351
	Biomet, Inc.	1,258,342	51,932
*	Express Scripts Inc.	695,868	49,824
*	Laboratory Corp. of
	America Holdings	644,283	47,335
*	Humana Inc.	854,104	47,240
	AmerisourceBergen Corp.	986,927	44,372
	C.R. Bard, Inc.	529,144	43,903
	Quest Diagnostics, Inc.	821,786	43,555
*	Coventry Health Care Inc.	818,817	40,982
*	MedImmune Inc.	1,229,028	39,784
	Applera Corp.–Applied
	Biosystems Group	940,564	34,509
	IMS Health, Inc.	1,018,775	27,996
*	Barr Pharmaceuticals Inc.	546,622	27,397
*	Hospira, Inc.	799,863	26,859
	Health Management
	Associates Class A	1,235,018	26,071
*	Waters Corp.	520,949	25,511
*	Patterson Cos.	713,272	25,328
	Mylan Laboratories, Inc.	1,087,589	21,708
*	King Pharmaceuticals, Inc.	1,249,335	19,889
*	Millipore Corp.	274,449	18,278
	Manor Care, Inc.	380,021	17,831
*	Tenet Healthcare Corp.	2,419,592	16,865
	Bausch & Lomb, Inc.	276,988	14,420
	PerkinElmer, Inc.	633,155	14,075
*	Watson
	Pharmaceuticals, Inc.	527,732	13,737
			7,863,126
Industrials (10.8%)
	General Electric Co.	52,952,018	1,970,345
	United Parcel Service, Inc.	5,514,883	413,506
	The Boeing Co.	4,062,099	360,877
	United Technologies Corp.	5,155,855	322,344
	Tyco International Ltd.	10,216,825	310,591

	3M Co.	3,782,795	294,793
	Caterpillar, Inc.	3,341,878	204,957
	Honeywell International Inc.	4,194,549	189,761
	Emerson Electric Co.	4,121,917	181,735
	FedEx Corp.	1,575,223	171,101
	Lockheed Martin Corp.	1,829,216	168,416
	General Dynamics Corp.	2,078,725	154,553
	Burlington Northern
	Santa Fe Corp.	1,845,365	136,206
	Union Pacific Corp.	1,385,643	127,507
	Raytheon Co.	2,284,241	120,608
	Northrop Grumman Corp.	1,774,491	120,133
	Deere & Co.	1,187,804	112,925
	Norfolk Southern Corp.	2,039,000	102,541
	Waste Management, Inc.	2,748,541	101,064
	Illinois Tool Works, Inc.	2,155,044	99,541
	Danaher Corp.	1,217,607	88,203
	PACCAR, Inc.	1,275,740	82,796
	CSX Corp.	2,235,775	76,978
	Southwest Airlines Co.	4,065,566	62,284
	Ingersoll-Rand Co.	1,574,134	61,596
	Masco Corp.	2,023,923	60,455
	Textron, Inc.	644,539	60,438
	Eaton Corp.	765,488	57,519
	Rockwell Collins, Inc.	859,093	54,372
	ITT Industries, Inc.	948,161	53,874
	Rockwell Automation, Inc.	874,311	53,403
	Pitney Bowes, Inc.	1,140,019	52,657
	L-3 Communications
	Holdings, Inc.	641,935	52,497
	Dover Corp.	1,048,988	51,421
	Parker Hannifin Corp.	605,884	46,580
	Cooper Industries, Inc.
	Class A	466,664	42,200
	American Standard Cos., Inc.	890,549	40,832
	R.R. Donnelley & Sons Co.	1,113,954	39,590
	Fluor Corp.	452,542	36,950
*	Terex Corp.	522,153	33,721
	Avery Dennison Corp.	485,028	32,948
	Robert Half International, Inc.	860,837	31,954
	Cummins Inc.	269,421	31,840
*	Monster Worldwide Inc.	659,344	30,752
	Goodrich Corp.	640,966	29,196
	Cintas Corp.	701,123	27,842
	American Power
	Conversion Corp.	867,836	26,547
	W.W. Grainger, Inc.	375,253	26,245
	Equifax, Inc.	642,288	26,077
	Pall Corp.	629,048	21,734
*	Allied Waste Industries, Inc.	1,303,553	16,021
	Ryder System, Inc.	312,557	15,959
*	Raytheon Co. Warrants.
	Exp. 6/16/11	20,998	376

			7,089,361
Information Technology (15.1%)
	Microsoft Corp.	44,438,704	1,326,940
*	Cisco Systems, Inc.	31,195,315	852,568
	International Business
	Machines Corp.	7,738,126	751,759
	Intel Corp.	29,619,858	599,802

13

			Market
			Value•
		Shares	($000)
	Hewlett-Packard Co.	14,069,971	579,542
*	Google Inc.	1,100,911	506,947
*	Apple Computer, Inc.	4,369,137	370,678
*	Oracle Corp.	20,550,719	352,239
	QUALCOMM Inc.	8,489,249	320,809
*	Dell Inc.	11,669,403	292,785
	Motorola, Inc.	12,418,706	255,329
	Texas Instruments, Inc.	7,622,850	219,538
*	eBay Inc.	5,944,197	178,742
*	Yahoo! Inc.	6,288,922	160,619
*	Corning, Inc.	8,036,114	150,356
*	EMC Corp.	11,314,086	149,346
	Automatic Data
	Processing, Inc.	2,828,560	139,307
	Applied Materials, Inc.	7,135,162	131,644
*	Adobe Systems, Inc.	2,996,748	123,226
*	Symantec Corp.	4,818,881	100,474
	First Data Corp.	3,934,179	100,400
*	Sun Microsystems, Inc.	18,080,913	97,999
	Western Union Co.	3,937,583	88,281
*	Xerox Corp.	4,958,990	84,055
*	Electronic Arts Inc.	1,583,928	79,767
*	Broadcom Corp.	2,409,261	77,843
*	Network Appliance, Inc.	1,920,627	75,442
	Electronic Data
	Systems Corp.	2,655,710	73,165
*	Agilent Technologies, Inc.	2,098,350	73,127
	Paychex, Inc.	1,738,393	68,736
*	NVIDIA Corp.	1,825,487	67,561
	Analog Devices, Inc.	1,755,792	57,713
*	Advanced Micro
	Devices, Inc.	2,816,698	57,320
*	Cognizant Technology
	Solutions Corp.	727,980	56,171
*	Juniper Networks, Inc.	2,904,808	55,017
*	Intuit, Inc.	1,790,061	54,615
*	Micron Technology, Inc.	3,875,860	54,107
	KLA-Tencor Corp.	1,022,832	50,886
	Maxim Integrated
	Products, Inc.	1,647,648	50,451
*	SanDisk Corp.	1,156,170	49,750
*	Autodesk, Inc.	1,190,432	48,165
	CA, Inc.	2,110,092	47,794
*	Computer Sciences Corp.	882,320	47,089
*	Fiserv, Inc.	889,811	46,644
	Linear Technology Corp.	1,535,930	46,569
	Xilinx, Inc.	1,727,532	41,133
*	NCR Corp.	914,838	39,118
*	Lexmark International, Inc.	503,032	36,822
*	Altera Corp.	1,857,735	36,560
*	BMC Software, Inc.	1,052,875	33,903
	National

	Semiconductor Corp.	1,482,540	33,654
	Fidelity National Information
	Services, Inc.	831,053	33,317
*	Avaya Inc.	2,332,806	32,613
*	VeriSign, Inc.	1,259,328	30,287
*	Affiliated Computer
	Services, Inc. Class A	609,097	29,748
*	Citrix Systems, Inc.	927,076	25,077
	Jabil Circuit, Inc.	948,080	23,275
*	Tellabs, Inc.	2,267,936	23,269
	Molex, Inc.	727,836	23,021
*	Comverse Technology, Inc.	1,038,042	21,913
*	Novellus Systems, Inc.	635,195	21,863
	Sabre Holdings Corp.	680,294	21,695
	Symbol Technologies, Inc.	1,309,034	19,557
*	LSI Logic Corp.	2,058,711	18,528
*	JDS Uniphase Corp.	1,081,567	18,019
*	QLogic Corp.	809,256	17,739
*	Convergys Corp.	709,432	16,870
*	Solectron Corp.	4,709,312	15,164
*	Compuware Corp.	1,813,874	15,110
*	Teradyne, Inc.	977,195	14,619
*	Unisys Corp.	1,774,389	13,911
	Tektronix, Inc.	424,661	12,387
*	Ciena Corp.	434,930	12,052
*	Novell, Inc.	1,740,445	10,791
*	Sanmina-SCI Corp.	2,735,370	9,437
*	ADC
	Telecommunications, Inc.	601,901	8,746
*	PMC Sierra Inc.	1,077,199	7,228
*	Parametric Technology Corp.	208,373	3,755
			9,892,498
Materials (3.0%)
	E.I. du Pont de
	Nemours & Co.	4,725,107	230,160
	Dow Chemical Co.	4,906,949	195,984
	Monsanto Co.	2,791,059	146,614
	Alcoa Inc.	4,454,489	133,679
	Phelps Dodge Corp.	1,047,965	125,462
	Newmont Mining Corp.
	(Holding Co.)	2,312,925	104,429
	Praxair, Inc.	1,658,840	98,419
	Weyerhaeuser Co.	1,215,138	85,849
	Nucor Corp.	1,551,196	84,788
	International Paper Co.	2,335,953	79,656
	Air Products &
	Chemicals, Inc.	1,131,653	79,533
	Freeport-McMoRan Copper
	& Gold, Inc. Class B	1,011,108	56,349
	PPG Industries, Inc.	848,465	54,480
	Allegheny Technologies Inc.	517,534	46,930
	United States Steel Corp.	608,694	44,520
	Vulcan Materials Co.	484,753	43,565

Ecolab, Inc.	916,186	41,412
Rohm & Haas Co.	728,890	37,261
MeadWestvaco Corp.	930,684	27,976
Sealed Air Corp.	413,570	26,849
Sigma-Aldrich Corp.	338,482	26,307
Temple-Inland Inc.	548,960	25,269
Eastman Chemical Co.	422,626	25,066

14

			Market
			Value•
		Shares	($000)
*	Pactiv Corp.	682,768	24,368
	Ball Corp.	535,347	23,341
	Ashland, Inc.	293,783	20,324
	International Flavors &
	Fragrances, Inc.	401,026	19,714
	Bemis Co., Inc.	538,815	18,309
*	Hercules, Inc.	584,826	11,293
			1,937,906
Telecommunication Services (3.5%)
	AT&T Inc.	19,740,893	705,737
	Verizon Communications Inc.	14,997,480	558,506
	BellSouth Corp.	9,370,309	441,435
	Sprint Nextel Corp.	14,871,307	280,919
	Alltel Corp.	1,919,456	116,089
*	Qwest Communications
	International Inc.	8,256,492	69,107
	Embarq Corp.	768,073	40,370
	Windstream Corp.	2,447,716	34,807
	CenturyTel, Inc.	588,905	25,712
	Citizens Communications Co.	1,652,478	23,746
			2,296,428
Utilities (3.6%)
	Duke Energy Corp.	6,450,780	214,230
	Exelon Corp.	3,446,776	213,321
	Dominion Resources, Inc.	1,817,144	152,349
	Southern Co.	3,815,634	140,644
	TXU Corp.	2,359,253	127,895
	FPL Group, Inc.	2,076,802	113,020
	FirstEnergy Corp.	1,639,904	98,886
	Entergy Corp.	1,062,171	98,060
	American Electric
	Power Co., Inc.	2,032,188	86,531
	Public Service Enterprise
	Group, Inc.	1,295,708	86,009
	PG&E Corp.	1,792,003	84,816
	Edison International	1,672,847	76,081
	Sempra Energy	1,346,044	75,432
*	AES Corp.	3,412,208	75,205
	PPL Corp.	1,959,093	70,214
	Progress Energy, Inc.	1,305,137	64,056
	Constellation Energy
	Group, Inc.	924,218	63,651
	Consolidated Edison Inc.	1,318,469	63,379
	Ameren Corp.	1,059,006	56,900
	Xcel Energy, Inc.	2,090,466	48,206
	DTE Energy Co.	914,347	44,264
*	Allegheny Energy, Inc.	849,172	38,985
	KeySpan Corp.	899,419	37,038
	Questar Corp.	441,390	36,657
	NiSource, Inc.	1,401,529	33,777
	CenterPoint Energy Inc.	1,606,071	26,629
	Pinnacle West Capital Corp.	512,713	25,989

* CMS Energy Corp.	1,143,057	19,089
TECO Energy, Inc.	1,075,087	18,524
* Dynegy, Inc.	1,949,362	14,113
Nicor Inc.	229,587	10,745
Peoples Energy Corp.	197,549	8,805
		2,323,500
Total Common Stocks
(Cost $48,674,432)		65,381,899
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2] Vanguard Market
Liquidity Fund, 5.294%	19,938,802	19,939
[2] Vanguard Market
Liquidity Fund,
5.294%—Note E	51,837,500	51,838
		71,777

	Face
	Amount
	($000)
U.S. Agency Obligation (0.0%)
[3] Federal Home Loan
Mortgage Corp.
[4] 5.198%, 1/3/07	14,000	13,998
U.S. Treasury Bill
5.178%, 3/1/07	278	276
		14,274
Total Temporary Cash Investments
(Cost $86,049)		86,051
Total Investments (99.9%)
(Cost $48,760,481)		65,467,950
Other Assets and Liabilities (0.1%)
Other Assets		401,508
Liabilities—Note E		(332,249)
		69,259
Net Assets (100%)		65,537,209

15

At December 31, 2006, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	52,144,583
Undistributed Net Investment Income	7,694
Accumulated Net Realized Losses	(3,322,380)
Unrealized Appreciation (Depreciation)
Investment Securities	16,707,469
Futures Contracts	(157)
Net Assets	65,537,209

Institutional Shares—Net Assets
Applicable to 349,123,837 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	45,243,083
Net Asset Value Per Share—
Institutional Shares	$129.59

Institutional Plus Shares—Net Assets
Applicable to 156,597,925 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	20,294,126
Net Asset Value Per Share—
Institutional Plus Shares	$129.59

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0%, respectively, of net assets. See Note C in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4 Securities with a value of $13,998,000 have been segregated as initial margin for open futures contracts.

5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

16

Statement of Operations

Year Ended
December 31, 2006
($000)
Investment Income
Income
Dividends	1,139,516
Interest[1]	5,611
Security Lending	1,485
Total Income	1,146,612
Expenses
The Vanguard Group—Note B
Management and Administrative
Institutional Shares	20,739
Institutional Plus Shares	4,549
Total Expenses	25,288
Net Investment Income	1,121,324
Realized Net Gain (Loss)
Investment Securities Sold	(284,436)
Futures Contracts	15,954
Realized Net Gain (Loss)	(268,482)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	8,011,677
Futures Contracts	1,826
Change in Unrealized Appreciation (Depreciation)	8,013,503
Net Increase (Decrease) in Net Assets Resulting from Operations	8,866,345

1 Interest income from an affiliated company of the fund was $4,862,000.

17

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,121,324	971,419
Realized Net Gain (Loss)	(268,482)	(244,797)
Change in Unrealized Appreciation (Depreciation)	8,013,503	1,908,638
Net Increase (Decrease) in Net Assets Resulting from Operations	8,866,345	2,635,260
Distributions
Net Investment Income
Institutional Shares	(775,520)	(692,551)
Institutional Plus Shares	(346,418)	(278,466)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(1,121,938)	(971,017)
Capital Share Transactions—Note F
Institutional Shares	725,541	2,959,862
Institutional Plus Shares	817,953	3,141,934
Net Increase (Decrease) from Capital Share Transactions	1,543,494	6,101,796
Total Increase (Decrease)	9,287,901	7,766,039
Net Assets
Beginning of Period	56,249,308	48,483,269
End of Period[1]	65,537,209	56,249,308

1 Net Assets—End of Period includes undistributed net investment income of $7,694,000 and $8,308,000.

18

Financial Highlights

Institutional Index Fund Institutional Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$114.01	$110.70	$101.78	$80.45	$104.89
Investment Operations
Net Investment Income	2.24	2.05	2.03[1]	1.54	1.42
Net Realized and Unrealized Gain
(Loss) on Investments	15.58	3.31	8.91	21.32	(24.45)
Total from Investment Operations	17.82	5.36	10.94	22.86	(23.03)
Distributions
Dividends from Net Investment Income	(2.24)	(2.05)	(2.02)	(1.53)	(1.41)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.24)	(2.05)	(2.02)	(1.53)	(1.41)
Net Asset Value, End of Period	$129.59	$114.01	$110.70	$10.781	$80.45

Total Return	15.78%	4.91%	10.86%	28.66%	–22.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$45,243	$39,154	$34,990	$29,458	$20,361
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	1.87%	1.87%	2.00%[1]	1.74%	1.57%
Portfolio Turnover Rate[2]	8%	8%	5%	4%	8%

1 Net investment income per share and the ratio of net investment income to average net assets include $.32 and 0.32%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

19

Institutional Index Fund Institutional Plus Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$114.01	$110.71	$101.78	$ 80.45	$104.89
Investment Operations
Net Investment Income	2.269	2.068	2.051[1]	1.562	1.438
Net Realized and Unrealized Gain (Loss)
on Investments	15.580	3.310	8.925	21.320	(24.446)
Total from Investment Operations	17.849	5.378	10.976	22.882	(23.008)
Distributions
Dividends from Net Investment Income	(2.269)	(2.078)	(2.046)	(1.552)	(1.432)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.269)	(2.078)	(2.046)	(1.552)	(1.432)
Net Asset Value, End of Period	$129.59	$114.01	$110.71	$101.78	$80.45

Total Return	15.81%	4.93%	10.90%	28.69%	–22.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,294	$17,095	$13,493	$8,805	$9,042
Ratio of Total Expenses to
Average Net Assets	0.025%	0.025%	0.025%	0.025%	0.025%
Ratio of Net Investment Income to
Average Net Assets	1.90%	1.90%	2.02%[1]	1.76%	1.59%
Portfolio Turnover Rate[2]	8%	8%	5%	4%	8%

1 Net investment income per share and the ratio of net investment income to average net assets include $.316 and 0.32%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares. See accompanying Notes, which are an integral part of the Financial Statements.

20

Notes to Financial Statements

Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who invest minimum amounts of $5 million and $200 million, respectively.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

21

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund, or, for shareholder services, each class of shares. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2006, the fund realized $655,334,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at December 31, 2006, the fund had $7,257,000 of ordinary income available for distribution. The fund had available realized losses of $3,164,319,000 to offset future net capital gains of $32,279,000 through December 31, 2008, $385,639,000 through December 31, 2009, $1,269,960,000 through December 31, 2010, $98,197,000 through December 31, 2011, $481,996,000 through December 31, 2013, $522,475,000 through December 31, 2014, and $373,773,000 through December 31, 2015.

At December 31, 2006, the cost of investment securities for tax purposes was $48,918,263,000. Net unrealized appreciation of investment securities for tax purposes was $16,549,687,000, consisting of unrealized gains of $19,195,042,000 on securities that had risen in value since their purchase and $2,645,355,000 in unrealized losses on securities that had fallen in value since their purchase.

22

At December 31, 2006, the aggregate settlement value of open futures contracts expiring in March 2007, and the related unrealized appreciation (depreciation), were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P 500 Index	1,418	101,274	(166)
S&P 500 Index	23	8,213	9

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended December 31, 2006, the fund purchased $7,547,853,000 of investment securities and sold $5,926,115,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at December 31, 2006, was $48,956,000, for which the fund received cash collateral of $51,838,000.

F. Capital share transactions for each class of shares were:

Year Ended December 31,
		2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	9,277,661	77,273	11,387,123	103,163
Issued in Lieu of Cash Distributions	703,812	5,818	627,353	5,662
Redeemed	(9,255,932)	(77,396)	(9,054,614)	(81,461)
Net Increase (Decrease)—Institutional Shares	725,541	5,695	2,959,862	27,364
Institutional Plus Shares
Issued	4,548,018	38,148	4,890,238	43,835
Issued in Lieu of Cash Distributions	327,357	2,703	247,167	2,228
Redeemed	(4,057,422)	(34,197)	(1,995,471)	(18,003)
Net Increase (Decrease)—Institutional Plus Shares	817,953	6,654	3,141,934	28,060

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending December 31, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Institutional Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Index Fund (one of the funds constituting Vanguard Institutional Index Fund, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

Special 2006 tax information (unaudited) for Vanguard Institutional Index Fund

This information for the fiscal year ended December 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,121,937,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 99.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Institutional Index Fund	6/30/2006	12/31/2006	Period[1]
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,127.31	$0.27
Institutional Plus Shares	1,000.00	1,127.33	0.13
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.95	$0.26
Institutional Plus Shares	1,000.00	1,025.08	0.13

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.05% for Institutional Shares and 0.025% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

26

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the
Trustee since May 1987;	Board,Chief Executive Officer, and Director/Trustee of The Vanguard
Chairman of the Board and	Group, Inc.,and of each of the investment companies served by The
Chief Executive Officer	Vanguard Group.
145 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore
Trustee since January 2001	Partners (pro bono ventures in education); Senior Advisor to Greenwich
145 Vanguard Funds Overseen	Associates (international business strategy consulting); Successor
Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for
Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board
145 Vanguard Funds Overseen	Member of the American Chemistry Council;Director of Tyco
International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the
Trustee since June 2006	University of Pennsylvania since 2004; Professor in the School of Arts
145 Vanguard Funds Overseen	and Sciences, Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania since 2004;
Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics
and the University Center for Human Values (1990–2004), Princeton
University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater
Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice
Trustee since July 1998	President and Chief Global Diversity Officer since 2006, Vice President
145 Vanguard Funds Overseen	and Chief Information Officer (1997–2005), and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund
Trustee since December 2004	Professor of Finance and Banking, Harvard Business School; Senior
145 Vanguard Funds Overseen	Associate Dean, Director of Faculty Recruiting, and Chair of Finance
Faculty, Harvard Business School; Director and Chairman of UNX, Inc.
(equities trading firm) since 2003; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since2005;
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates(1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company)
(2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman,
Trustee since January 1993	President, Chief Executive Officer, and Director of NACCO Industries,
145 Vanguard Funds Overseen	Inc. (forklift trucks/housewares/lignite); Director of Goodrich
Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman
Trustee since April 1985	and Chief Executive Officer of Rohm and Haas Co. (chemicals);
145 Vanguard Funds Overseen	Director of Cummins Inc. (diesel engines), MeadWestvaco Corp
. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director
Secretary since July 2005	of The Vanguard Group, Inc., since 2006; General Counsel of The
145 Vanguard Funds Overseen	Vanguard Group since 2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The
Treasurer since July 1998	Vanguard Group, Inc.; Treasurer of each of the investment
145 Vanguard Funds Overseen	companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739	S&P 500 ® and Standard & Poor’s 500 are trademarks
of The McGraw-Hill Companies, Inc., and have been
Institutional Investor Services > 800-523-1036	licensed for use by The Vanguard Group, Inc. Vanguard
mutual funds are not sponsored, endorsed, sold, or
Text Telephone for the	promoted by Standard & Poor’s, and Standard & Poor’s
Hearing Impaired > 800-952-3335	makes no representation regarding the advisability of
investing in the funds.

This material may be used in conjunction
with the offering of shares of any Vanguard	All other marks are the exclusive property of their
fund only if preceded or accompanied by	respective owners.
the fund’s current prospectus.
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can review and copy information about your fund	You can obtain a free copy of Vanguard’s proxy voting
at the SEC’s Public Reference Room in Washington, D.C.	guidelines by visiting our website, www.vanguard.com,
To find out more about this public service, call the SEC	and searching for “proxy voting guidelines,” or by calling
at 202-551-8090. Information about your fund is also	Vanguard at 800-662-2739. They are also available from
available on the SEC’s website, and you can receive	the SEC’s website, www.sec.gov. In addition, you may
copies of this information, for a fee, by sending a	obtain a free report on how your fund voted the proxies for
request in either of two ways: via e-mail addressed to	securities it owned during the 12 months ended June 30.
publicinfo@sec.gov or via regular mail addressed to the	To get the report, visit either www.vanguard.com
Public Reference Section, Securities and Exchange	or www.sec.gov.
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q940 022007

Vanguard® Institutional Total Bond Market Index Fund

> Annual Report

December 31, 2006

> During 2006, Vanguard Institutional Total Bond Market Index Fund returned 4.3%.

> The fund succeeded in capturing the returns of its target index.

> Although the fixed income markets featured a number of unusual developments, the broad market’s return was typical of (if a bit below) its long-term average.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	6
Performance Summary	7
Financial Statements	8
About Your Fund’s Expenses	52
Glossary	53

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2006
Total
Returns
Vanguard Institutional Total Bond Market Index Fund	4.3%
Lehman Aggregate Bond Index	4.3
Average Intermediate Investment Grade Debt Fund[1]	4.1

Your Fund’s Performance at a Glance
December 31, 2005–December 31, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Institutional
Total Bond Market Index Fund	$50.79	$50.32	$2.581	$0.000

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Institutional Total Bond Market Index Fund returned 4.3% in 2006, successfully capturing the return of its target benchmark. The portfolio’s yield crept higher in an unusual interest rate environment. At the start of the year, the yield stood at an annualized 4.90%; at year-end, the figure was 5.15%.

Bond market featured unusual developments

During the first half of 2006, interest rates, particularly short-term interest rates, climbed rapidly as the Federal Reserve Board extended its rate-boosting campaign. The Fed raised its target for the federal funds rate four times, to 5.25%. The Fed then paused, and during the second half of the year, short-term rates stabilized. As inflation fears eased, however, long-term yields drifted below the yield of the 3-month U.S. Treasury bill—an inversion of the usual relationship.

In addition to unusual interest rate dynamics, the bond market also featured shrinking risk premiums. Strong corporate fundamentals and a ready supply of cash-rich lenders helped compress the difference between the yields of virtually risk-free U.S. Treasury bonds and the rates paid by corporate borrowers. In fact, the riskiest bonds generated the best returns, as investors bid up prices in a market that exacted few penalties for risk-taking.

2

Over the full 12 months, the broad taxable bond market returned 4.3%, with corporate bonds outperforming government bonds.

Strong second half pushed stocks to new high

Beginning in mid-July, stocks climbed steadily through the remainder of the year, with the Dow Jones Industrial Average setting a record high on December 27. For the year, the broad U.S. stock market gained 15.9%. Despite a soft housing sector and ongoing troubles within the U.S. auto industry, the economy continued to grow and corporate profits remained strong.

As expected, fund performance reflected market dynamics

During the past 12 months, the performance of Vanguard Institutional Total Bond Market Index Fund largely reflected surprising shifts in interest rates.

During the first half of 2006, the sharp rise in interest rates depressed the prices of the fund’s securities. Although prices recovered somewhat in the second half, the Institutional Total Bond Market Index Fund produced a capital return of –0.9% for the full 12 months.

Compared with an all-Treasury portfolio, the shrinking yield differential between Treasuries and non-Treasury securities modestly boosted the performance of

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2006
	One Year	Three Years	Five Years
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	4.3%	3.7%	5.1%
Lehman Municipal Bond Index	4.8	4.3	5.5
Citigroup 3-Month Treasury Bill Index	4.8	3.0	2.3

Stocks
Russell 1000 Index (Large-caps)	15.5%	11.0%	6.8%
Russell 2000 Index (Small-caps)	18.4	13.6	11.4
Dow Jones Wilshire 5000 Index (Entire market)	15.9	11.5	7.6
MSCI All Country World Index ex USA (International)	27.2	21.8	16.9

CPI
Consumer Price Index	2.5%	3.1%	2.7%

3

the Institutional Total Bond Market Index Fund. (The portfolio includes Treasuries, corporate bonds, and mortgage-backed securities, which performed strongly during 2006.) For example, the Lehman Intermediate Treasury Index returned 3.5% during the past year, compared with the 4.3% return of the Lehman Aggregate Bond Index, your fund’s benchmark, which has a similar average weighted maturity.

Your fund’s advisor, Vanguard Fixed Income Group, succeeded in matching the index return. That’s our expectation, of course, but it would be wrong to prize this achievement too lightly. The index is a theoretical construct that incurs none of a real-world portfolio’s operating and transaction costs. The advisor’s ability to minimize the impact of these costs is a tribute to its disciplined portfolio construction and execution methodologies.

Fund has helped investors maximize their share of returns

Your fund has achieved similar market-matching success since its 2002 inception. During the past four-plus years, Vanguard Institutional Total Bond Market Index Fund has returned an annualized 4.8%, compared with the 4.9% return of its benchmark. This result is superior to the average return of investment-grade debt funds, an admittedly imperfect standard of comparison for large institutional investors. Despite its limitations, the comparison makes clear that skillful indexing puts your institution in a good position to maximize its share of the broad fixed income market’s returns.

Total Returns
April 26, 2002[1]–December 31, 2006
		Final Value of
	Average	a $100,000,000
	Annual Return	Initial Investment
Institutional Total Bond Market Index Fund	4.8%	$124,566,053
Lehman Aggregate Bond Index	4.9	125,304,998
Average Intermediate Investment Grade Debt Fund[2]	4.4	122,372,149

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Inception.

2 Derived from data provided by Lipper Inc.

4

On its 20th anniversary, bond indexing is going strong

On December 11, 2006, Vanguard Total Bond Market Index Fund, the world’s first bond index mutual fund, celebrated its 20th anniversary. Less than a decade after the fund’s inception, Vanguard created the Short-, Intermediate-, and Long-Term Bond Index Funds. All four portfolios have delivered distinguished performance, benefiting from the strengths that have made Vanguard a leader in stock indexing: talented teams, disciplined portfolio management, and low costs.

Vanguard’s broad-market bond-indexing expertise is available to the largest institutions through Vanguard Institutional Total Bond Market Index Fund. The fund can play an important role in a variety of institutional portfolios, from pension funds seeking to fine-tune the balance between plan liabilities and assets to endowment funds looking to diversify an equity allocation.

Thank you for investing your institution’s assets with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

January 19, 2007

5

Fund Profile

As of December 31, 2006

Financial Attributes
		Target
	Fund	Index[1]
Number of Issues	2,020	7,134
Yield	5.2%	—
Yield to Maturity	5.3%[2]	5.4%
Average Coupon	5.4%	5.4%
Average Effective Maturity	6.9 years	7.0 years
Average Quality[3]	Aa1	Aa1
Average Duration	4.5 years	4.5 years
Expense Ratio	0.05%	—
Short-Term Reserves	0%	—

Sector Diversification[4] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	6%
Finance	8
Foreign	3
Government Mortgage-Backed	35
Industrial	9
Treasury/Agency	37
Utilities	2

Distribution by Maturity (% of portfolio)

Under 1 Year	1%
1–5 Years	45
5–10 Years	41
10–20 Years	7
20–30 Years	6

Volatility Measures[5]
Fund Versus
Target Index[1]
R-Squared	1.00
Beta	1.02

Distribution by Credit Quality[3] (% of portfolio)

Aaa	80%
Aa	5
A	8
Baa	7

Investment Focus

1 Lehman Aggregate Bond Index.

2 Before expenses.

3 Moody’s Investors Service.

4 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 53.

6

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 26, 2002–December 31, 2006

Initial Investment of $100,000,000

	Average Annual Total Returns		Final Value of a
	Periods Ended December 31, 2006		$100,000,000
	One Year	Since Inception[1]	Investment
Institutional Total Bond Market Index Fund	4.30%	4.80%	$124,566,053
Lehman Aggregate Bond Index	4.33	4.94	125,304,998
Average Intermediate Investment
Grade Debt Fund[2]	4.06	4.41	122,372,149

Fiscal-Year Total Returns (%): April 26, 2002–December 31, 2006
				Lehman[3]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2002	3.8%	3.5%	7.3%	7.9%
2003	0.2	3.9	4.1	4.1
2004	0.0	4.4	4.4	4.3
2005	–1.9	4.4	2.5	2.4
2006	–0.9	5.2	4.3	4.3

1 April 26, 2002.

2 Derived from data provided by Lipper Inc.

3 Lehman Aggregate Bond Index.

Note: See Financial Highlights table on page 46 for dividend and capital gains information.

7

Financial Statements

Statement of Net Assets

As of December 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (70.0%)
U.S. Government Securities (26.7%)
U.S. Treasury Bond	3.625%	5/15/13	9,375	8,834
U.S. Treasury Bond	12.000%	8/15/13	2,500	2,776
U.S. Treasury Bond	13.250%	5/15/14	750	891
U.S. Treasury Bond	4.000%	2/15/15	22,500	21,435
U.S. Treasury Bond	11.250%	2/15/15	2,975	4,274
U.S. Treasury Bond	10.625%	8/15/15	12,160	17,203
U.S. Treasury Bond	9.875%	11/15/15	11,000	15,075
U.S. Treasury Bond	9.250%	2/15/16	75	100
U.S. Treasury Bond	7.250%	5/15/16	24,615	29,265
U.S. Treasury Bond	7.500%	11/15/16	150	182
U.S. Treasury Bond	8.750%	5/15/17	17,100	22,626
U.S. Treasury Bond	8.875%	8/15/17	43,240	57,854
U.S. Treasury Bond	9.125%	5/15/18	325	447
U.S. Treasury Bond	9.000%	11/15/18	375	516
U.S. Treasury Bond	8.875%	2/15/19	6,265	8,570
U.S. Treasury Bond	8.125%	8/15/19	1,380	1,803
U.S. Treasury Bond	8.500%	2/15/20	18,500	24,987
U.S. Treasury Bond	8.750%	5/15/20	1,090	1,504
U.S. Treasury Bond	8.750%	8/15/20	48,300	66,782
U.S. Treasury Bond	7.875%	2/15/21	30	39
U.S. Treasury Bond	8.125%	5/15/21	735	979
U.S. Treasury Bond	8.125%	8/15/21	14,575	19,458
U.S. Treasury Bond	8.000%	11/15/21	205	272
U.S. Treasury Bond	7.625%	11/15/22	220	286
U.S. Treasury Bond	6.250%	8/15/23	25	29
U.S. Treasury Bond	7.625%	2/15/25	26,975	35,704
U.S. Treasury Bond	6.875%	8/15/25	75	93
U.S. Treasury Bond	6.750%	8/15/26	18,120	22,293
U.S. Treasury Bond	6.500%	11/15/26	50	60
U.S. Treasury Bond	6.625%	2/15/27	30	37
U.S. Treasury Bond	6.375%	8/15/27	28,400	33,809
U.S. Treasury Bond	5.500%	8/15/28	1,250	1,351
U.S. Treasury Bond	5.250%	11/15/28	125	131
U.S. Treasury Bond	5.250%	2/15/29	75	79
U.S. Treasury Bond	6.125%	8/15/29	11,485	13,430
U.S. Treasury Bond	6.250%	5/15/30	3,230	3,850
U.S. Treasury Bond	5.375%	2/15/31	5,565	5,964
U.S. Treasury Bond	4.500%	2/15/36	125	119

8

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Treasury Note	4.000%	9/30/07	500	496
U.S. Treasury Note	4.375%	12/31/07	18,675	18,561
U.S. Treasury Note	4.375%	1/31/08	27,425	27,241
U.S. Treasury Note	3.000%	2/15/08	12,275	12,010
U.S. Treasury Note	3.375%	2/15/08	29,025	28,517
U.S. Treasury Note	4.625%	2/29/08	31,950	31,810
U.S. Treasury Note	4.625%	3/31/08	2,325	2,315
U.S. Treasury Note	4.875%	4/30/08	6,725	6,719
U.S. Treasury Note	2.625%	5/15/08	33,725	32,719
U.S. Treasury Note	3.750%	5/15/08	875	862
U.S. Treasury Note	4.875%	5/31/08	61,350	61,312
U.S. Treasury Note	5.125%	6/30/08	5,250	5,266
U.S. Treasury Note	5.000%	7/31/08	18,650	18,679
U.S. Treasury Note	4.875%	8/31/08	32,600	32,595
U.S. Treasury Note	4.625%	9/30/08	36,200	36,058
U.S. Treasury Note	3.125%	10/15/08	225	218
U.S. Treasury Note	3.375%	11/15/08	525	512
U.S. Treasury Note	4.375%	11/15/08	42,800	42,452
U.S. Treasury Note	4.750%	11/15/08	775	774
U.S. Treasury Note	3.250%	1/15/09	11,300	10,965
U.S. Treasury Note	3.000%	2/15/09	1,995	1,923
U.S. Treasury Note	4.500%	2/15/09	13,050	12,971
U.S. Treasury Note	3.125%	4/15/09	625	603
U.S. Treasury Note	3.875%	5/15/09	11,695	11,465
U.S. Treasury Note	4.875%	5/15/09	16,325	16,361
U.S. Treasury Note	4.000%	6/15/09	5,450	5,355
U.S. Treasury Note	3.625%	7/15/09	1,975	1,923
U.S. Treasury Note	3.500%	8/15/09	40,475	39,248
U.S. Treasury Note	4.875%	8/15/09	16,775	16,825
U.S. Treasury Note	6.000%	8/15/09	22,575	23,256
U.S. Treasury Note	3.375%	10/15/09	13,215	12,750
U.S. Treasury Note	4.625%	11/15/09	10,925	10,891
U.S. Treasury Note	3.500%	12/15/09	1,050	1,015
U.S. Treasury Note	3.625%	1/15/10	8,950	8,673
U.S. Treasury Note	3.500%	2/15/10	12,950	12,495
U.S. Treasury Note	6.500%	2/15/10	21,460	22,543
U.S. Treasury Note	4.000%	3/15/10	17,500	17,131
U.S. Treasury Note	4.000%	4/15/10	6,525	6,384
U.S. Treasury Note	3.875%	5/15/10	1,325	1,291
U.S. Treasury Note	4.125%	8/15/10	12,480	12,242
U.S. Treasury Note	4.500%	11/15/10	320	318
U.S. Treasury Note	4.375%	12/15/10	14,655	14,486
U.S. Treasury Note	4.250%	1/15/11	8,955	8,807
U.S. Treasury Note	4.500%	2/28/11	29,550	29,328
U.S. Treasury Note	4.750%	3/31/11	20,150	20,181
U.S. Treasury Note	4.875%	4/30/11	43,475	43,754
U.S. Treasury Note	4.875%	5/31/11	3,000	3,021
U.S. Treasury Note	5.125%	6/30/11	375	381
U.S. Treasury Note	4.875%	7/31/11	14,625	14,728
U.S. Treasury Note	4.500%	9/30/11	9,805	9,719
U.S. Treasury Note	4.875%	2/15/12	235	237
U.S. Treasury Note	4.375%	8/15/12	160	158

9

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	U.S. Treasury Note	4.000%	11/15/12	25	24
	U.S. Treasury Note	3.875%	2/15/13	27,680	26,495
	U.S. Treasury Note	4.250%	8/15/13	9,875	9,628
	U.S. Treasury Note	4.250%	11/15/13	2,825	2,750
	U.S. Treasury Note	4.000%	2/15/14	4,150	3,972
	U.S. Treasury Note	4.750%	5/15/14	18,325	18,374
	U.S. Treasury Note	4.250%	8/15/14	51,975	50,456
	U.S. Treasury Note	4.250%	11/15/14	1,545	1,499
	U.S. Treasury Note	4.875%	8/15/16	75	76
					1,286,925
Agency Bonds and Notes (10.0%)
	Agency for International Development-Egypt
	(U.S. Government Guaranteed)	4.450%	9/15/15	800	772
[1]	Federal Farm Credit Bank	3.000%	12/17/07	1,125	1,102
[1]	Federal Farm Credit Bank	3.375%	7/15/08	625	609
[1]	Federal Farm Credit Bank	3.750%	1/15/09	725	706
[1]	Federal Farm Credit Bank	4.125%	4/15/09	350	343
[1]	Federal Farm Credit Bank	5.375%	7/18/11	2,550	2,593
[1]	Federal Farm Credit Bank	4.875%	12/16/15	800	789
[1]	Federal Farm Credit Bank	5.125%	8/25/16	1,650	1,662
[1]	Federal Home Loan Bank	4.850%	2/6/08	18,050	17,984
[1]	Federal Home Loan Bank	3.375%	2/15/08	2,500	2,451
[1]	Federal Home Loan Bank	4.750%	3/14/08	8,000	7,960
[1]	Federal Home Loan Bank	5.125%	4/16/08	1,650	1,649
[1]	Federal Home Loan Bank	4.125%	4/18/08	8,350	8,244
[1]	Federal Home Loan Bank	5.125%	6/13/08	11,975	11,980
[1]	Federal Home Loan Bank	5.125%	6/18/08	3,900	3,901
[1]	Federal Home Loan Bank	5.125%	8/8/08	2,000	2,001
[1]	Federal Home Loan Bank	3.875%	8/22/08	5,000	4,904
[1]	Federal Home Loan Bank	5.800%	9/2/08	1,000	1,011
[1]	Federal Home Loan Bank	5.865%	9/2/08	2,800	2,831
[1]	Federal Home Loan Bank	5.375%	7/17/09	2,100	2,118
[1]	Federal Home Loan Bank	6.500%	11/13/09	1,300	1,351
[1]	Federal Home Loan Bank	5.000%	12/11/09	625	625
[1]	Federal Home Loan Bank	3.875%	1/15/10	1,850	1,797
[1]	Federal Home Loan Bank	4.375%	3/17/10	3,000	2,947
[1]	Federal Home Loan Bank	7.625%	5/14/10	6,125	6,617
[1]	Federal Home Loan Bank	5.375%	8/19/11	5,300	5,388
[1]	Federal Home Loan Bank	4.875%	11/18/11	2,100	2,090
[1]	Federal Home Loan Bank	5.750%	5/15/12	1,525	1,583
[1]	Federal Home Loan Bank	5.375%	6/14/13	1,000	1,017
[1]	Federal Home Loan Bank	5.125%	8/14/13	9,775	9,850
[1]	Federal Home Loan Bank	4.500%	9/16/13	7,100	6,901
[1]	Federal Home Loan Bank	5.250%	6/18/14	6,100	6,217
[1]	Federal Home Loan Bank	5.375%	5/18/16	3,075	3,160
[1]	Federal Home Loan Bank	5.625%	6/13/16	350	362
[1]	Federal Home Loan Bank	4.750%	12/16/16	4,275	4,189
[1]	Federal Home Loan Bank	5.250%	12/11/20	2,025	2,039
[1]	Federal Home Loan Bank	5.500%	7/15/36	3,000	3,134
[1]	Federal Home Loan Mortgage Corp.	4.625%	2/21/08	10,000	9,935
[1]	Federal Home Loan Mortgage Corp.	5.750%	4/15/08	5,350	5,388
[1]	Federal Home Loan Mortgage Corp.	3.875%	6/15/08	28,600	28,113

10

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1]	Federal Home Loan Mortgage Corp.	4.625%	12/19/08	5,000	4,963
[1]	Federal Home Loan Mortgage Corp.	5.250%	5/21/09	3,600	3,619
[1]	Federal Home Loan Mortgage Corp.	6.625%	9/15/09	2,875	2,992
[1]	Federal Home Loan Mortgage Corp.	7.000%	3/15/10	4,500	4,768
[1]	Federal Home Loan Mortgage Corp.	4.125%	7/12/10	23,214	22,600
[1]	Federal Home Loan Mortgage Corp.	6.875%	9/15/10	2,691	2,865
[1]	Federal Home Loan Mortgage Corp.	4.750%	1/18/11	3,350	3,325
[1]	Federal Home Loan Mortgage Corp.	6.000%	6/15/11	9,700	10,096
[1]	Federal Home Loan Mortgage Corp.	5.250%	7/18/11	3,000	3,034
[1]	Federal Home Loan Mortgage Corp.	5.750%	1/15/12	10,000	10,345
[1]	Federal Home Loan Mortgage Corp.	5.125%	7/15/12	3,600	3,627
[1]	Federal Home Loan Mortgage Corp.	4.500%	1/15/13	1,975	1,927
[1]	Federal Home Loan Mortgage Corp.	4.500%	7/15/13	1,325	1,290
[1]	Federal Home Loan Mortgage Corp.	4.875%	11/15/13	10,350	10,307
[1]	Federal Home Loan Mortgage Corp.	5.000%	7/15/14	14,650	14,713
[1]	Federal Home Loan Mortgage Corp.	5.125%	10/18/16	2,000	2,017
[1]	Federal Home Loan Mortgage Corp.	5.000%	12/14/18	3,159	3,081
[1]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	1,000	1,206
[1]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	6,489	7,872
[1]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	227	262
[1]	Federal National Mortgage Assn.	5.750%	2/15/08	1,900	1,912
[1]	Federal National Mortgage Assn.	4.875%	4/10/08	13,375	13,322
[1]	Federal National Mortgage Assn.	6.000%	5/15/08	13,275	13,426
[1]	Federal National Mortgage Assn.	3.875%	7/15/08	11,800	11,588
[1]	Federal National Mortgage Assn.	4.500%	10/15/08	13,700	13,573
[1]	Federal National Mortgage Assn.	3.375%	12/15/08	6,950	6,738
[1]	Federal National Mortgage Assn.	5.250%	1/15/09	10,775	10,825
[1]	Federal National Mortgage Assn.	4.875%	4/15/09	750	748
[1]	Federal National Mortgage Assn.	4.250%	5/15/09	12,700	12,493
[1]	Federal National Mortgage Assn.	6.375%	6/15/09	3,775	3,903
[1]	Federal National Mortgage Assn.	6.625%	9/15/09	9,015	9,385
[1]	Federal National Mortgage Assn.	7.250%	1/15/10	5,105	5,426
[1]	Federal National Mortgage Assn.	4.125%	5/15/10	1,000	975
[1]	Federal National Mortgage Assn.	4.250%	8/15/10	8,000	7,813
[1]	Federal National Mortgage Assn.	6.625%	11/15/10	900	952
[1]	Federal National Mortgage Assn.	6.250%	2/1/11	400	417
[1]	Federal National Mortgage Assn.	5.125%	4/15/11	2,250	2,263
[1]	Federal National Mortgage Assn.	6.000%	5/15/11	5,000	5,198
[1]	Federal National Mortgage Assn.	5.000%	10/15/11	1,850	1,854
[1]	Federal National Mortgage Assn.	6.125%	3/15/12	2,875	3,026
[1]	Federal National Mortgage Assn.	4.375%	9/15/12	1,625	1,578
[1]	Federal National Mortgage Assn.	4.750%	2/21/13	500	492
[1]	Federal National Mortgage Assn.	4.375%	3/15/13	925	897
[1]	Federal National Mortgage Assn.	4.625%	5/1/13	2,875	2,790
[1]	Federal National Mortgage Assn.	4.625%	10/15/13	15,650	15,335
[1]	Federal National Mortgage Assn.	5.125%	1/2/14	550	549
[1]	Federal National Mortgage Assn.	5.000%	4/15/15	2,000	2,007
[1]	Federal National Mortgage Assn.	5.000%	3/15/16	975	976
[1]	Federal National Mortgage Assn.	5.250%	9/15/16	1,725	1,755
[1]	Federal National Mortgage Assn.	4.875%	12/15/16	4,700	4,654
[1]	Federal National Mortgage Assn.	7.125%	1/15/30	2,100	2,642
[1]	Federal National Mortgage Assn.	7.250%	5/15/30	9,900	12,638

11

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Federal National Mortgage Assn.	6.625%	11/15/30	2,450	2,931
	Private Export Funding Corp.	7.200%	1/15/10	2,375	2,520
	State of Israel (U.S. Government Guaranteed)	5.500%	9/18/23	450	460
	State of Israel (U.S. Government Guaranteed)	5.500%	12/4/23	350	357
	State of Israel (U.S. Government Guaranteed)	5.500%	4/26/24	225	226
1	Tennessee Valley Auth.	5.375%	11/13/08	575	578
1	Tennessee Valley Auth.	5.625%	1/18/11	4,000	4,098
1	Tennessee Valley Auth.	7.125%	5/1/30	2,075	2,613
1	Tennessee Valley Auth.	4.650%	6/15/35	850	779
1	Tennessee Valley Auth.	5.375%	4/1/56	1,575	1,609
					481,543
Mortgage-Backed Securities (33.3%)
[1,2]	Federal Home Loan Mortgage Corp.	9.500%	2/1/25	1	1
[1,2]	Federal Home Loan Mortgage Corp.	5.500%	1/1/07–1/1/37	199,431	197,817
[1,2]	Federal Home Loan Mortgage Corp.	6.500%	1/1/08–10/1/36	30,757	31,380
[1,2]	Federal Home Loan Mortgage Corp.	7.500%	10/1/12–2/1/32	622	641
[1,2]	Federal Home Loan Mortgage Corp.	7.000%	2/1/11–8/1/36	11,180	11,492
[1,2]	Federal Home Loan Mortgage Corp.	9.000%	2/1/25–9/1/30	16	17
[1,2]	Federal Home Loan Mortgage Corp.	4.500%	3/1/08–10/1/35	68,909	66,200
[1,2]	Federal Home Loan Mortgage Corp.	6.000%	4/1/13–10/1/36	90,752	91,569
[1,2]	Federal Home Loan Mortgage Corp.	5.000%	6/1/07–1/1/37	198,709	192,876
[1,2]	Federal Home Loan Mortgage Corp.	8.000%	6/1/12–11/1/31	420	440
[1,2]	Federal Home Loan Mortgage Corp.	8.500%	6/1/25–5/1/30	202	215
[1,2]	Federal Home Loan Mortgage Corp.	4.000%	7/1/08–12/1/20	24,167	22,963
[1,2]	Federal National Mortgage Assn.	9.500%	11/1/25	8	8
[1,2]	Federal National Mortgage Assn.	9.000%	8/1/30	5	6
[1,2]	Federal National Mortgage Assn.	6.500%	1/1/12–11/1/36	58,980	60,119
[1,2]	Federal National Mortgage Assn.	6.000%	11/1/08–1/1/37	151,379	152,586
[1,2]	Federal National Mortgage Assn.	7.500%	11/1/11–10/1/31	1,439	1,486
[1,2]	Federal National Mortgage Assn.	8.000%	12/1/29–6/1/31	199	209
[1,2]	Federal National Mortgage Assn.	8.500%	4/1/30–4/1/31	75	80
[1,2]	Federal National Mortgage Assn.	5.500%	5/1/09–1/1/37	258,116	255,939
[1,2]	Federal National Mortgage Assn.	4.500%	6/1/10–9/1/35	90,355	86,584
[1,2]	Federal National Mortgage Assn.	7.000%	7/1/14–1/1/37	12,172	12,515
[1,2]	Federal National Mortgage Assn.	5.000%	9/1/09–1/1/37	245,235	238,391
[1,2]	Federal National Mortgage Assn.	4.000%	9/1/10–6/1/19	14,249	13,514
2	Government National Mortgage Assn.	9.500%	11/15/17	15	16
2	Government National Mortgage Assn.	4.000%	9/15/18	152	145
2	Government National Mortgage Assn.	7.000%	10/15/10–8/20/36	3,764	3,888
2	Government National Mortgage Assn.	8.500%	12/15/24–7/15/30	27	29
2	Government National Mortgage Assn.	5.500%	2/15/17–12/20/36	62,178	61,903
2	Government National Mortgage Assn.	5.000%	2/15/18–1/1/37	38,389	37,404
2	Government National Mortgage Assn.	6.500%	5/15/13–9/20/36	21,677	22,237
2	Government National Mortgage Assn.	7.500%	5/15/23–10/15/31	459	476
2	Government National Mortgage Assn.	9.000%	5/15/25–9/15/30	18	19
2	Government National Mortgage Assn.	8.000%	7/15/25–11/15/30	500	524
2	Government National Mortgage Assn.	4.500%	8/15/18–1/15/36	4,479	4,285
2	Government National Mortgage Assn.	6.000%	9/15/13–1/1/37	41,755	42,319
					1,610,293
Total U.S. Government and Agency Obligations
(Cost $3,386,610)	3,378,761

12

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Corporate Bonds (27.4%)
Asset-Backed/Commercial Mortgage-Backed Securities (8.7%)
[2,3]	American Express Credit Account Master Trust	5.460%	9/15/10	14,500	14,526
[2,3]	American Express Credit Account Master Trust	5.460%	10/15/10	14,531	14,556
[2,3]	American Express Credit Account Master Trust	5.530%	11/15/10	9,000	9,030
[2]	Bank One Issuance Trust	3.590%	5/17/10	3,000	2,967
[2,3]	Bank One Issuance Trust	5.470%	6/15/10	14,000	14,016
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.457%	3/11/39	8,000	8,082
[2]	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.405%	12/11/40	4,625	4,624
[2,3]	Capital One Master Trust	5.550%	12/15/10	24,000	24,051
[2,3]	Capital One Master Trust	5.550%	11/15/11	14,000	14,109
[2,3]	Capital One Multi-Asset Execution Trust	5.620%	7/15/10	3,000	3,006
[2,3]	Chase Credit Card Master Trust	5.470%	2/15/10	11,500	11,513
[2,3]	Chase Issuance Trust	5.360%	12/15/10	24,000	24,011
[2]	Chase Issuance Trust	4.650%	12/17/12	1,300	1,285
[2]	Chase Manhattan Auto Owner Trust	2.570%	2/16/10	2,287	2,268
[2]	Citibank Credit Card Issuance Trust	6.875%	11/16/09	3,500	3,547
[2]	Citibank Credit Card Master Trust	5.875%	3/10/11	1,750	1,778
[2,4]	Citicorp Lease Pass-Through Trust	8.040%	12/15/19	225	266
[2]	Countrywide Home Loans	4.046%	5/25/33	416	409
[2]	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	6,200	6,085
[2]	Credit Suisse Mortgage Capital Certificate	5.556%	2/15/39	10,000	10,113
[2]	DaimlerChrysler Auto Trust	5.330%	8/8/10	3,300	3,305
[2,3]	DaimlerChrysler Master Owner Trust	5.360%	8/17/09	25,000	25,004
[2,3]	Discover Card Master Trust I	5.460%	11/17/09	5,500	5,501
[2,3]	Discover Card Master Trust I	5.380%	4/16/10	17,000	17,011
[2,3]	Discover Card Master Trust I	5.370%	5/15/10	15,000	15,008
[2,3]	Discover Card Master Trust I	5.480%	8/15/10	3,000	3,007
[2,3]	Fleet Credit Card Master Trust II	5.490%	4/15/10	33,500	33,543
[2]	Ford Credit Auto Owner Trust	4.300%	8/15/09	600	595
[2,3]	GE Capital Credit Card Master Note Trust	5.400%	6/15/10	18,840	18,843
[2,3]	GE Capital Credit Card Master Note Trust	5.390%	9/15/10	5,500	5,504
[2,3]	GE Capital Credit Card Master Note Trust	5.360%	6/15/11	6,000	6,008
[2]	GE Capital Credit Card Master Note Trust	5.080%	9/15/12	6,600	6,614
[2,3]	Gracechurch Card Funding PLC	5.370%	11/16/09	4,000	4,003
[2,3]	Gracechurch Card Funding PLC	5.360%	6/15/10	20,000	20,028
[2,3]	Gracechurch Card Funding PLC	5.360%	9/15/10	13,000	13,017
[2]	Honda Auto Receivables Owner Trust	2.770%	11/21/08	1,261	1,259
[2]	Honda Auto Receivables Owner Trust	4.610%	8/17/09	2,100	2,089
[2]	Honda Auto Receivables Owner Trust	5.300%	7/21/10	4,050	4,087
[2]	LB-UBS Commercial Mortgage Trust	5.197%	11/15/30	1,800	1,782
[2]	MBNA Credit Card Master Note Trust	4.950%	6/15/09	1,300	1,300
[2,3]	MBNA Credit Card Master Note Trust	5.350%	12/15/10	23,459	23,475
[2]	MBNA Credit Card Master Note Trust	4.300%	2/15/11	950	938
[2,3]	MBNA Credit Card Master Note Trust	5.480%	2/15/11	19,000	19,059
[2]	MBNA Master Credit Card Trust	7.000%	2/15/12	800	838
[2]	Morgan Stanley Capital I	5.230%	9/15/42	1,675	1,657
[2]	Nissan Auto Receivables Owner Trust	2.050%	3/16/09	402	399
[2]	Nissan Auto Receivables Owner Trust	4.190%	7/15/09	775	768

13

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	PG&E Energy Recovery Funding LLC	4.140%	9/25/12	350	341
[2]	PG&E Energy Recovery Funding LLC	5.030%	3/25/14	750	750
[2]	PSE&G Transition Funding LLC	6.890%	12/15/17	200	223
[2]	Salomon Brothers Mortgage Securities VII	4.117%	9/25/33	999	992
[2]	USAA Auto Owner Trust	4.550%	2/16/10	1,400	1,390
[2]	USAA Auto Owner Trust	5.360%	2/15/11	4,600	4,621
[2]	Volkswagen Auto Loan Enhanced Trust	4.800%	7/20/09	1,350	1,346
[2]	Wachovia Auto Owner Trust	4.790%	4/20/10	2,800	2,788
[2]	Wachovia Auto Owner Trust	3.440%	3/21/11	250	246
[2]	World Omni Auto Receivables Trust	3.540%	6/12/09	871	864
					418,445
Finance (8.1%)
	Banking (3.5%)
	Abbey National PLC	7.950%	10/26/29	1,250	1,585
	AmSouth Bank NA	5.200%	4/1/15	775	760
	BAC Capital Trust XI	6.625%	5/23/36	1,700	1,835
	Banc One Corp.	7.625%	10/15/26	175	211
	Bank of America Corp.	3.250%	8/15/08	5,400	5,240
	Bank of America Corp.	3.375%	2/17/09	450	435
	Bank of America Corp.	4.250%	10/1/10	650	631
	Bank of America Corp.	4.375%	12/1/10	550	536
	Bank of America Corp.	6.250%	4/15/12	900	941
	Bank of America Corp.	4.750%	8/15/13	325	315
	Bank of America Corp.	5.375%	6/15/14	1,025	1,032
	Bank of America Corp.	5.250%	12/1/15	775	765
	Bank of America Corp.	5.750%	8/15/16	350	359
	Bank of America Corp.	5.625%	10/14/16	1,850	1,885
[4]	Bank of America Corp.	5.420%	3/15/17	1,000	986
	Bank of America Corp.	5.625%	3/8/35	1,025	961
	Bank of America Corp.	6.000%	10/15/36	650	672
	Bank of New York Co., Inc.	3.750%	2/15/08	500	492
	Bank of New York Co., Inc.	4.950%	1/14/11	350	347
	Bank of New York Co., Inc.	4.950%	3/15/15	1,350	1,314
	Bank of Tokyo-Mitsubishi	8.400%	4/15/10	500	546
	Bank One Corp.	2.625%	6/30/08	100	96
	Bank One Corp.	6.000%	2/17/09	795	808
	Bank One Corp.	7.875%	8/1/10	2,200	2,387
	Bank One Corp.	5.900%	11/15/11	500	514
	Bank One Corp.	5.250%	1/30/13	225	224
	BankAmerica Capital II	8.000%	12/15/26	900	931
	BankAmerica Corp.	5.875%	2/15/09	675	686
	Barclays Bank PLC	6.278%	12/29/49	375	368
	BB&T Corp.	6.500%	8/1/11	100	105
	BB&T Corp.	4.750%	10/1/12	675	657
	BB&T Corp.	5.200%	12/23/15	725	713
	BB&T Corp.	5.625%	9/15/16	700	711
	BB&T Corp.	5.250%	11/1/19	650	633
	BB&T Corp.	6.750%	6/7/36	1,025	1,123
	Charter One Bank N.A.	5.500%	4/26/11	1,000	1,010
	Citicorp	6.375%	11/15/08	1,675	1,710
	Citicorp Capital II	8.015%	2/15/27	175	182

Citigroup, Inc.	3.500%	2/1/08	1,500	1,473

14

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Citigroup, Inc.	6.500%	2/15/08	2,800	2,837
Citigroup, Inc.	3.625%	2/9/09	1,600	1,554
Citigroup, Inc.	4.250%	7/29/09	275	269
Citigroup, Inc.	4.625%	8/3/10	200	197
Citigroup, Inc.	6.500%	1/18/11	450	471
Citigroup, Inc.	5.100%	9/29/11	2,425	2,417
Citigroup, Inc.	6.000%	2/21/12	325	337
Citigroup, Inc.	5.625%	8/27/12	1,750	1,782
Citigroup, Inc.	5.125%	5/5/14	675	670
Citigroup, Inc.	5.000%	9/15/14	2,779	2,711
Citigroup, Inc.	4.875%	5/7/15	200	193
Citigroup, Inc.	4.700%	5/29/15	275	264
Citigroup, Inc.	5.300%	1/7/16	175	174
Citigroup, Inc.	5.850%	8/2/16	150	156
Citigroup, Inc.	6.625%	6/15/32	500	559
Citigroup, Inc.	5.875%	2/22/33	2,475	2,509
Citigroup, Inc.	6.000%	10/31/33	350	363
Citigroup, Inc.	5.850%	12/11/34	400	410
Citigroup, Inc.	6.125%	8/25/36	425	447
Colonial Bank NA	6.375%	12/1/15	125	129
Comerica Bank	5.200%	8/22/17	450	429
Compass Bank	5.900%	4/1/26	225	224
Credit Suisse First Boston USA, Inc.	4.625%	1/15/08	450	447
Credit Suisse First Boston USA, Inc.	4.875%	8/15/10	2,400	2,379
Credit Suisse First Boston USA, Inc.	5.250%	3/2/11	900	902
Credit Suisse First Boston USA, Inc.	6.125%	11/15/11	350	364
Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	1,250	1,319
Credit Suisse First Boston USA, Inc.	5.500%	8/15/13	175	178
Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	4,025	3,912
Credit Suisse First Boston USA, Inc.	5.125%	8/15/15	450	443
Credit Suisse First Boston USA, Inc.	5.375%	3/2/16	775	777
Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	175	210
Deutsche Bank Financial LLC	5.375%	3/2/15	500	501
Fifth Third Bank	3.375%	8/15/08	200	194
Fifth Third Bank	4.200%	2/23/10	1,225	1,192
Fifth Third Bank	4.750%	2/1/15	675	645
First Tennessee Bank	5.050%	1/15/15	125	121
First Union Institutional Capital I	8.040%	12/1/26	175	181
FirstStar Bank	7.125%	12/1/09	275	290
Fleet Capital Trust II	7.920%	12/11/26	725	749
HSBC Bank PLC	6.950%	3/15/11	350	372
HSBC Bank USA	4.625%	4/1/14	1,275	1,223
HSBC Bank USA	5.875%	11/1/34	175	177
HSBC Bank USA	5.625%	8/15/35	1,400	1,362
HSBC Holdings PLC	7.500%	7/15/09	1,300	1,371
HSBC Holdings PLC	5.250%	12/12/12	625	624
HSBC Holdings PLC	7.350%	11/27/32	125	148
HSBC Holdings PLC	6.500%	5/2/36	800	865
J.P. Morgan, Inc.	6.000%	1/15/09	1,125	1,144
JPM Capital Trust	6.550%	9/29/36	650	667
JPM Capital Trust II	7.950%	2/1/27	275	286
JPMorgan Capital Trust	5.875%	3/15/35	1,525	1,484

15

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	3.700%	1/15/08	1,750	1,724
	JPMorgan Chase & Co.	4.000%	2/1/08	340	336
	JPMorgan Chase & Co.	3.625%	5/1/08	335	328
	JPMorgan Chase & Co.	3.500%	3/15/09	1,300	1,257
	JPMorgan Chase & Co.	6.750%	2/1/11	1,000	1,055
	JPMorgan Chase & Co.	5.600%	6/1/11	875	890
	JPMorgan Chase & Co.	6.625%	3/15/12	350	371
	JPMorgan Chase & Co.	5.750%	1/2/13	350	357
	JPMorgan Chase & Co.	4.875%	3/15/14	620	602
	JPMorgan Chase & Co.	5.125%	9/15/14	295	291
	JPMorgan Chase & Co.	5.250%	5/1/15	2,900	2,873
	JPMorgan Chase & Co.	5.150%	10/1/15	1,975	1,941
	JPMorgan Chase & Co.	5.875%	6/13/16	525	540
	JPMorgan Chase & Co.	5.850%	8/1/35	100	98
	Key Bank NA	4.412%	3/18/08	625	619
	Key Bank NA	7.000%	2/1/11	300	319
	Key Bank NA	4.950%	9/15/15	800	769
	Key Bank NA	5.450%	3/3/16	850	847
	Marshall & Ilsley Bank	4.850%	6/16/15	450	434
	Marshall & Ilsley Corp.	4.375%	8/1/09	900	884
	MBNA America Bank NA	5.375%	1/15/08	550	551
	MBNA America Bank NA	4.625%	8/3/09	50	49
	MBNA Corp.	6.125%	3/1/13	550	574
	MBNA Corp.	5.000%	6/15/15	625	613
	Mellon Capital II	7.995%	1/15/27	1,125	1,171
	Mellon Funding Corp.	3.250%	4/1/09	225	216
	Mellon Funding Corp.	5.000%	12/1/14	350	343
	National City Bank	4.150%	8/1/09	275	268
	National City Bank	4.500%	3/15/10	650	636
	National City Corp.	3.200%	4/1/08	775	756
	National City Corp.	6.875%	5/15/19	550	609
	NationsBank Corp.	6.800%	3/15/28	900	1,011
	PNC Bank NA	4.875%	9/21/17	1,300	1,237
	PNC Funding Corp.	5.250%	11/15/15	675	670
	Regions Financial Corp.	7.750%	3/1/11	1,175	1,282
	Regions Financial Corp.	6.375%	5/15/12	1,625	1,706
	Royal Bank of Canada	4.125%	1/26/10	1,025	997
	Royal Bank of Canada	5.650%	7/20/11	375	383
	Royal Bank of Scotland Group PLC	5.000%	11/12/13	625	613
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	1,800	1,757
	Royal Bank of Scotland Group PLC	7.648%	8/29/49	2,375	2,785
	Santander Central Hispano Issuances	7.625%	9/14/10	1,475	1,591
	Santander Finance Issuances	6.375%	2/15/11	475	490
	Sanwa Bank Ltd.	8.350%	7/15/09	1,175	1,254
	Sanwa Bank Ltd.	7.400%	6/15/11	1,275	1,379
	Southtrust Corp.	5.800%	6/15/14	225	229
[4]	Sovereign Bancorp, Inc.	4.800%	9/1/10	1,100	1,075
	State Street Capital Trust	5.300%	1/15/16	275	275
	Sumitomo Bank International Finance NV	8.500%	6/15/09	925	990
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	1,565	1,743
	SunTrust Banks, Inc.	4.250%	10/15/09	1,000	978

SunTrust Banks, Inc.	6.375%	4/1/11	200	209
SunTrust Banks, Inc.	6.000%	2/15/26	1,075	1,106

16

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Suntrust Capital	6.100%	12/15/36	200	196
	Swiss Bank Corp.	7.000%	10/15/15	675	753
	Swiss Bank Corp.	7.375%	6/15/17	175	205
	Synovus Financial Corp.	5.125%	6/15/17	600	579
	UFJ Finance Aruba AEC	6.750%	7/15/13	1,750	1,876
	Union Bank of California NA	5.950%	5/11/16	550	566
	UnionBanCal Corp.	5.250%	12/16/13	125	123
	US Bancorp	3.125%	3/15/08	625	610
	US Bank NA	4.125%	3/17/08	625	617
	US Bank NA	6.375%	8/1/11	1,275	1,336
	US Bank NA	6.300%	2/4/14	2,000	2,119
	US Bank NA	4.950%	10/30/14	575	561
	Wachovia Bank NA	4.375%	8/15/08	500	493
	Wachovia Bank NA	4.875%	2/1/15	4,000	3,866
	Wachovia Bank NA	5.000%	8/15/15	175	170
	Wachovia Corp.	3.500%	8/15/08	500	487
	Wachovia Corp.	3.625%	2/17/09	225	218
	Wachovia Corp.	4.375%	6/1/10	1,500	1,467
	Wachovia Corp.	7.800%	8/18/10	400	434
	Wachovia Corp.	5.300%	10/15/11	1,100	1,103
	Wachovia Corp.	4.875%	2/15/14	425	411
	Wachovia Corp.	5.625%	10/15/16	625	628
[4]	Wachovia Corp.	8.000%	12/15/26	775	801
	Wachovia Corp.	7.500%	4/15/35	100	122
	Wachovia Corp.	6.550%	10/15/35	100	109
	Washington Mutual Bank	6.875%	6/15/11	2,700	2,856
	Washington Mutual Bank	5.500%	1/15/13	925	925
	Washington Mutual Bank	5.125%	1/15/15	1,175	1,141
	Washington Mutual Capital I	8.375%	6/1/27	225	236
	Washington Mutual, Inc.	4.000%	1/15/09	500	488
	Washington Mutual, Inc.	4.200%	1/15/10	50	49
	Washington Mutual, Inc.	5.000%	3/22/12	350	345
	Washington Mutual, Inc.	5.250%	9/15/17	125	121
	Wells Fargo & Co.	4.125%	3/10/08	1,775	1,754
	Wells Fargo & Co.	3.125%	4/1/09	855	822
	Wells Fargo & Co.	4.200%	1/15/10	3,695	3,596
	Wells Fargo & Co.	4.625%	8/9/10	500	492
	Wells Fargo & Co.	4.875%	1/12/11	450	446
	Wells Fargo & Co.	5.300%	8/26/11	300	302
	Wells Fargo & Co.	5.125%	9/1/12	650	647
	Wells Fargo & Co.	4.950%	10/16/13	550	538
	Wells Fargo & Co.	5.000%	11/15/14	1,025	1,001
	Wells Fargo & Co.	5.375%	2/7/35	750	722
	Wells Fargo Bank NA	6.450%	2/1/11	775	811
	Wells Fargo Bank NA	4.750%	2/9/15	1,025	986
	Wells Fargo Bank NA	5.750%	5/16/16	450	463
	Wells Fargo Bank NA	5.950%	8/26/36	300	310
	Wells Fargo Capital X	5.950%	12/15/36	50	49
	Wells Fargo Financial	5.500%	8/1/12	675	685
	World Savings Bank, FSB	4.125%	3/10/08	1,525	1,506

World Savings Bank, FSB	4.125%	12/15/09	350	340
Zions Bancorp.	5.500%	11/16/15	850	841

17

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Brokerage (1.4%)
Ameriprise Financial Inc.	5.350%	11/15/10	300	301
Ameriprise Financial Inc.	5.650%	11/15/15	875	882
Amvescap PLC	5.375%	2/27/13	25	25
Bear Stearns Co., Inc.	4.000%	1/31/08	2,000	1,972
Bear Stearns Co., Inc.	2.875%	7/2/08	100	97
Bear Stearns Co., Inc.	4.550%	6/23/10	675	662
Bear Stearns Co., Inc.	5.500%	8/15/11	200	202
Bear Stearns Co., Inc.	5.700%	11/15/14	1,450	1,478
Bear Stearns Co., Inc.	5.300%	10/30/15	400	396
Bear Stearns Co., Inc.	5.550%	1/22/17	725	724
Goldman Sachs Group, Inc.	4.125%	1/15/08	500	494
Goldman Sachs Group, Inc.	3.875%	1/15/09	1,435	1,402
Goldman Sachs Group, Inc.	4.500%	6/15/10	2,385	2,337
Goldman Sachs Group, Inc.	6.600%	1/15/12	350	370
Goldman Sachs Group, Inc.	5.700%	9/1/12	450	459
Goldman Sachs Group, Inc.	5.250%	4/1/13	1,425	1,422
Goldman Sachs Group, Inc.	4.750%	7/15/13	275	266
Goldman Sachs Group, Inc.	5.150%	1/15/14	2,525	2,487
Goldman Sachs Group, Inc.	5.000%	10/1/14	2,750	2,674
Goldman Sachs Group, Inc.	5.500%	11/15/14	2,025	2,029
Goldman Sachs Group, Inc.	5.125%	1/15/15	225	220
Goldman Sachs Group, Inc.	5.350%	1/15/16	1,850	1,834
Goldman Sachs Group, Inc.	5.750%	10/1/16	375	382
Goldman Sachs Group, Inc.	5.950%	1/15/27	1,025	1,014
Goldman Sachs Group, Inc.	6.125%	2/15/33	350	358
Goldman Sachs Group, Inc.	6.345%	2/15/34	1,150	1,165
Goldman Sachs Group, Inc.	6.450%	5/1/36	2,375	2,490
Janus Capital Group	5.875%	9/15/11	400	403
Jefferies Group Inc.	6.250%	1/15/36	925	898
Lehman Brothers Holdings, Inc.	4.000%	1/22/08	725	716
Lehman Brothers Holdings, Inc.	7.000%	2/1/08	775	788
Lehman Brothers Holdings, Inc.	3.500%	8/7/08	175	171
Lehman Brothers Holdings, Inc.	3.600%	3/13/09	850	823
Lehman Brothers Holdings, Inc.	3.950%	11/10/09	675	654
Lehman Brothers Holdings, Inc.	4.250%	1/27/10	550	537
Lehman Brothers Holdings, Inc.	4.500%	7/26/10	400	392
Lehman Brothers Holdings, Inc.	4.375%	11/30/10	500	486
Lehman Brothers Holdings, Inc.	5.000%	1/14/11	500	497
Lehman Brothers Holdings, Inc.	6.625%	1/18/12	2,000	2,120
Lehman Brothers Holdings, Inc.	5.750%	5/17/13	1,650	1,689
Lehman Brothers Holdings, Inc.	5.500%	4/4/16	950	953
Lehman Brothers Holdings, Inc.	5.750%	1/3/17	125	127
Merrill Lynch & Co., Inc.	4.125%	1/15/09	275	270
Merrill Lynch & Co., Inc.	6.000%	2/17/09	1,125	1,145
Merrill Lynch & Co., Inc.	4.250%	2/8/10	725	706
Merrill Lynch & Co., Inc.	4.790%	8/4/10	2,475	2,447
Merrill Lynch & Co., Inc.	5.770%	7/25/11	1,650	1,686
Merrill Lynch & Co., Inc.	5.000%	2/3/14	500	491
Merrill Lynch & Co., Inc.	5.450%	7/15/14	100	101
Merrill Lynch & Co., Inc.	5.000%	1/15/15	2,175	2,127
Merrill Lynch & Co., Inc.	6.050%	5/16/16	650	673

Merrill Lynch & Co., Inc.	6.875%	11/15/18	1,350	1,514

18

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	1,100	1,143
	Morgan Stanley Dean Witter	3.625%	4/1/08	900	883
	Morgan Stanley Dean Witter	3.875%	1/15/09	1,175	1,147
	Morgan Stanley Dean Witter	4.000%	1/15/10	4,075	3,945
	Morgan Stanley Dean Witter	4.250%	5/15/10	675	656
	Morgan Stanley Dean Witter	5.050%	1/21/11	575	572
	Morgan Stanley Dean Witter	6.750%	4/15/11	175	185
	Morgan Stanley Dean Witter	5.625%	1/9/12	450	458
	Morgan Stanley Dean Witter	4.750%	4/1/14	3,750	3,596
	Morgan Stanley Dean Witter	5.375%	10/15/15	925	919
	Morgan Stanley Dean Witter	5.750%	10/18/16	950	967
	Morgan Stanley Dean Witter	6.250%	8/9/26	1,775	1,871
	Morgan Stanley Dean Witter	7.250%	4/1/32	1,200	1,427

	Finance Companies (1.8%)
	Allied Capital Corp.	6.000%	4/1/12	375	371
	American Express Centurion Bank	4.375%	7/30/09	775	760
	American Express Co.	4.750%	6/17/09	175	173
	American Express Co.	5.250%	9/12/11	500	501
	American Express Co.	5.500%	9/12/16	500	504
[2]	American Express Co.	6.800%	9/1/66	700	746
	American Express Credit Corp.	3.000%	5/16/08	50	49
	American Express Credit Corp.	5.000%	12/2/10	225	224
	American General Finance Corp.	3.875%	10/1/09	325	314
	American General Finance Corp.	4.875%	5/15/10	350	346
	American General Finance Corp.	5.625%	8/17/11	725	732
	American General Finance Corp.	4.875%	7/15/12	1,050	1,026
	American General Finance Corp.	5.850%	6/1/13	1,925	1,969
	American General Finance Corp.	5.750%	9/15/16	1,200	1,215
	Capital One Bank	4.875%	5/15/08	1,225	1,219
	Capital One Bank	5.750%	9/15/10	350	356
	Capital One Capital III	7.686%	8/15/36	600	679
	Capital One Financial	5.700%	9/15/11	400	406
	Capital One Financial	4.800%	2/21/12	175	170
	Capital One Financial	5.500%	6/1/15	425	425
	Capital One Financial	6.150%	9/1/16	500	518
	Capital One Financial	5.250%	2/21/17	1,150	1,113
	CIT Group Co. of Canada	4.650%	7/1/10	800	782
	CIT Group Co. of Canada	5.600%	11/2/11	400	404
	CIT Group Co. of Canada	5.200%	6/1/15	675	656
	CIT Group, Inc.	5.000%	11/24/08	450	448
	CIT Group, Inc.	4.250%	2/1/10	600	583
	CIT Group, Inc.	5.200%	11/3/10	450	448
	CIT Group, Inc.	4.750%	12/15/10	400	392
	CIT Group, Inc.	5.600%	4/27/11	175	176
	CIT Group, Inc.	7.750%	4/2/12	800	883
	CIT Group, Inc.	5.400%	3/7/13	100	99
	CIT Group, Inc.	5.125%	9/30/14	1,400	1,358
	CIT Group, Inc.	5.000%	2/1/15	275	264
	CIT Group, Inc.	5.400%	1/30/16	100	98
	CIT Group, Inc.	5.850%	9/15/16	800	811
	CIT Group, Inc.	6.000%	4/1/36	750	743

Countrywide Financial Corp.	6.250%	5/15/16	75	76

19

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Countrywide Home Loan	3.250%	5/21/08	100	97
	Countrywide Home Loan	6.250%	4/15/09	1,000	1,019
	Countrywide Home Loan	4.125%	9/15/09	1,700	1,651
	Countrywide Home Loan	4.000%	3/22/11	1,425	1,353
	General Electric Capital Corp.	4.250%	1/15/08	775	767
	General Electric Capital Corp.	3.500%	5/1/08	500	489
	General Electric Capital Corp.	3.600%	10/15/08	440	428
	General Electric Capital Corp.	3.125%	4/1/09	175	168
	General Electric Capital Corp.	3.250%	6/15/09	3,050	2,921
	General Electric Capital Corp.	4.125%	9/1/09	1,400	1,365
	General Electric Capital Corp.	5.250%	10/27/09	700	703
	General Electric Capital Corp.	7.375%	1/19/10	1,575	1,671
	General Electric Capital Corp.	4.875%	10/21/10	1,250	1,239
	General Electric Capital Corp.	6.125%	2/22/11	3,850	3,986
	General Electric Capital Corp.	5.500%	4/28/11	1,450	1,468
	General Electric Capital Corp.	4.375%	3/3/12	1,050	1,011
	General Electric Capital Corp.	4.250%	6/15/12	1,675	1,599
	General Electric Capital Corp.	6.000%	6/15/12	1,375	1,424
	General Electric Capital Corp.	5.450%	1/15/13	550	556
	General Electric Capital Corp.	5.650%	6/9/14	2,725	2,781
	General Electric Capital Corp.	5.000%	1/8/16	850	831
	General Electric Capital Corp.	5.375%	10/20/16	1,100	1,102
	General Electric Capital Corp.	6.750%	3/15/32	2,150	2,481
[2]	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	101
	HSBC Finance Corp.	4.625%	1/15/08	1,550	1,539
	HSBC Finance Corp.	4.125%	3/11/08	525	518
	HSBC Finance Corp.	4.125%	12/15/08	2,750	2,695
	HSBC Finance Corp.	5.875%	2/1/09	250	253
	HSBC Finance Corp.	4.750%	5/15/09	775	768
	HSBC Finance Corp.	4.125%	11/16/09	1,050	1,022
	HSBC Finance Corp.	4.625%	9/15/10	1,025	1,007
	HSBC Finance Corp.	5.250%	1/14/11	1,600	1,600
	HSBC Finance Corp.	5.700%	6/1/11	2,350	2,391
	HSBC Finance Corp.	6.375%	10/15/11	350	366
	HSBC Finance Corp.	7.000%	5/15/12	1,375	1,482
	HSBC Finance Corp.	6.375%	11/27/12	750	790
	HSBC Finance Corp.	4.750%	7/15/13	1,075	1,040
	HSBC Finance Corp.	5.250%	1/15/14	575	571
	HSBC Finance Corp.	5.250%	4/15/15	175	173
	HSBC Finance Corp.	5.000%	6/30/15	1,100	1,068
	HSBC Finance Corp.	5.500%	1/19/16	500	503
	International Lease Finance Corp.	4.500%	5/1/08	450	445
	International Lease Finance Corp.	6.375%	3/15/09	450	460
	International Lease Finance Corp.	3.500%	4/1/09	150	144
	International Lease Finance Corp.	5.125%	11/1/10	1,025	1,018
	International Lease Finance Corp.	5.450%	3/24/11	475	478
	International Lease Finance Corp.	5.750%	6/15/11	1,625	1,651
	International Lease Finance Corp.	5.400%	2/15/12	300	301
	International Lease Finance Corp.	5.000%	9/15/12	500	491
	International Lease Finance Corp.	5.625%	9/20/13	100	101
	iStar Financial Inc.	6.000%	12/15/10	250	254
	iStar Financial Inc.	5.800%	3/15/11	50	50

iStar Financial Inc.	5.650%	9/15/11	425	425

20

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	iStar Financial Inc.	5.150%	3/1/12	1,125	1,096
[4]	iStar Financial Inc.	5.950%	10/15/13	200	201
	iStar Financial Inc.	5.875%	3/15/16	325	323
	Residential Capital Corp.	6.125%	11/21/08	1,825	1,827
	Residential Capital Corp.	6.375%	6/30/10	625	633
	Residential Capital Corp.	6.000%	2/22/11	1,100	1,099
	Residential Capital Corp.	6.500%	4/17/13	1,820	1,848
	SLM Corp.	3.625%	3/17/08	720	705
	SLM Corp.	4.500%	7/26/10	450	437
	SLM Corp.	5.400%	10/25/11	2,800	2,801
	SLM Corp.	5.050%	11/14/14	750	726
	SLM Corp.	5.625%	8/1/33	1,075	1,035

	Insurance (1.0%)
	ACE Capital Trust II	9.700%	4/1/30	225	309
	AEGON Funding Corp.	5.750%	12/15/20	100	101
	AEGON NV	4.750%	6/1/13	500	484
	Aetna, Inc.	7.875%	3/1/11	150	163
	Aetna, Inc.	5.750%	6/15/11	300	304
	Aetna, Inc.	6.000%	6/15/16	525	541
	Aetna, Inc.	6.625%	6/15/36	725	777
	Allstate Corp.	7.200%	12/1/09	800	843
	Allstate Corp.	5.000%	8/15/14	225	220
	Allstate Corp.	6.125%	12/15/32	550	566
	Allstate Corp.	5.550%	5/9/35	250	241
	Allstate Life Global Funding	4.500%	5/29/09	300	295
	Ambac, Inc.	5.950%	12/5/35	1,050	1,047
	American General Capital II	8.500%	7/1/30	100	128
	American International Group, Inc.	2.875%	5/15/08	275	266
	American International Group, Inc.	4.700%	10/1/10	1,550	1,523
	American International Group, Inc.	5.375%	10/18/11	500	501
	American International Group, Inc.	5.050%	10/1/15	625	609
	American International Group, Inc.	5.600%	10/18/16	350	355
	Arch Capital Group Ltd.	7.350%	5/1/34	275	302
	Aspen Insurance Holdings Ltd.	6.000%	8/15/14	225	218
	Assurant, Inc.	5.625%	2/15/14	100	100
	Assurant, Inc.	6.750%	2/15/34	350	377
	AXA Financial, Inc.	7.750%	8/1/10	325	351
	AXA SA	8.600%	12/15/30	775	1,002
	Axis Capital Holdings	5.750%	12/1/14	175	174
	Berkshire Hathaway Finance Corp.	3.375%	10/15/08	475	461
	Berkshire Hathaway Finance Corp.	4.125%	1/15/10	785	764
	Berkshire Hathaway Finance Corp.	4.200%	12/15/10	350	339
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	850	824
	Berkshire Hathaway Finance Corp.	5.100%	7/15/14	50	50
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	1,150	1,115
	CIGNA Corp.	7.875%	5/15/27	150	176
	CIGNA Corp.	6.150%	11/15/36	400	396
	Cincinnati Financial Corp.	6.920%	5/15/28	400	443
	Cincinnati Financial Corp.	6.125%	11/1/34	375	383
	CNA Financial Corp.	6.000%	8/15/11	200	203
	CNA Financial Corp.	5.850%	12/15/14	925	928

CNA Financial Corp.	6.500%	8/15/16	475	494

21

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Commerce Group, Inc.	5.950%	12/9/13	125	125
	Fidelity National Financial, Inc.	7.300%	8/15/11	400	420
	Fund American Cos., Inc.	5.875%	5/15/13	250	249
	GE Global Insurance Holdings Corp.	7.000%	2/15/26	475	530
	GE Global Insurance Holdings Corp.	7.750%	6/15/30	350	425
	Genworth Financial, Inc.	4.750%	6/15/09	375	371
	Genworth Financial, Inc.	5.750%	6/15/14	175	179
	Genworth Financial, Inc.	4.950%	10/1/15	100	96
	Genworth Financial, Inc.	6.500%	6/15/34	375	407
[2]	Genworth Financial, Inc.	6.150%	11/15/66	200	200
	Hartford Financial Services Group, Inc.	5.250%	10/15/11	625	624
	Hartford Financial Services Group, Inc.	4.625%	7/15/13	300	288
	Hartford Financial Services Group, Inc.	5.500%	10/15/16	250	250
	Hartford Financial Services Group, Inc.	5.950%	10/15/36	400	405
	Hartford Financial Services Group, Inc.	6.100%	10/1/41	550	561
	Humana Inc.	6.450%	6/1/16	700	719
[2]	ING Capital Funding Trust III	5.775%	12/8/49	750	748
	ING USA Global	4.500%	10/1/10	1,550	1,513
	Lincoln National Corp.	6.150%	4/7/36	825	854
	Loews Corp.	6.000%	2/1/35	175	172
	Marsh & McLennan Cos., Inc.	5.150%	9/15/10	125	123
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	925	942
	Marsh & McLennan Cos., Inc.	5.750%	9/15/15	1,575	1,554
	MetLife, Inc.	5.375%	12/15/12	350	351
	MetLife, Inc.	5.000%	11/24/13	225	220
	MetLife, Inc.	5.500%	6/15/14	100	100
	MetLife, Inc.	5.000%	6/15/15	175	170
	MetLife, Inc.	6.500%	12/15/32	250	271
	MetLife, Inc.	6.375%	6/15/34	800	856
	MetLife, Inc.	5.700%	6/15/35	300	294
	Principal Financial Group, Inc.	6.050%	10/15/36	550	564
	Principal Life Income Funding	5.125%	3/1/11	600	597
	Principal Life Income Funding	5.100%	4/15/14	350	344
	Progressive Corp.	6.625%	3/1/29	575	637
	Protective Life Secured Trust	3.700%	11/24/08	875	851
	Prudential Financial, Inc.	3.750%	5/1/08	1,050	1,029
	Prudential Financial, Inc.	4.500%	7/15/13	225	214
	Prudential Financial, Inc.	4.750%	4/1/14	450	430
	Prudential Financial, Inc.	5.500%	3/15/16	450	451
	Prudential Financial, Inc.	5.750%	7/15/33	450	444
	Prudential Financial, Inc.	5.400%	6/13/35	100	94
	Prudential Financial, Inc.	5.900%	3/17/36	650	652
	Safeco Corp.	4.875%	2/1/10	250	246
	St. Paul Travelers Cos., Inc.	5.500%	12/1/15	350	351
	St. Paul Travelers Cos., Inc.	6.250%	6/20/16	250	263
	Torchmark Corp.	6.375%	6/15/16	500	523
	Travelers Property Casualty Corp.	3.750%	3/15/08	325	319
	Travelers Property Casualty Corp.	6.375%	3/15/33	175	184
	UnitedHealth Group, Inc.	4.125%	8/15/09	1,075	1,045
	UnitedHealth Group, Inc.	5.000%	8/15/14	250	242
	UnitedHealth Group, Inc.	4.875%	3/15/15	175	168
	UnitedHealth Group, Inc.	5.375%	3/15/16	425	421

UnitedHealth Group, Inc.	5.800%	3/15/36	200	197

22

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
WellPoint Inc.	3.750%	12/14/07	175	172
WellPoint Inc.	4.250%	12/15/09	125	121
WellPoint Inc.	5.000%	1/15/11	1,075	1,061
WellPoint Inc.	6.375%	1/15/12	275	287
WellPoint Inc.	5.000%	12/15/14	575	557
WellPoint Inc.	5.250%	1/15/16	100	98
WellPoint Inc.	5.950%	12/15/34	500	492
WellPoint Inc.	5.850%	1/15/36	150	146
Willis North America Inc.	5.625%	7/15/15	500	479
XL Capital Ltd.	5.250%	9/15/14	400	393
XL Capital Ltd.	6.375%	11/15/24	125	130

Real Estate Investment Trusts (0.4%)
Archstone-Smith Operating Trust	5.250%	5/1/15	325	319
Arden Realty LP	5.250%	3/1/15	100	99
AvalonBay Communities, Inc.	5.500%	1/15/12	275	276
AvalonBay Communities, Inc.	5.750%	9/15/16	125	126
Boston Properties, Inc.	6.250%	1/15/13	75	78
Boston Properties, Inc.	5.625%	4/15/15	375	377
Brandywine Operating Partnership	5.625%	12/15/10	1,025	1,030
Brandywine Operating Partnership	5.400%	11/1/14	50	49
Colonial Realty LP	5.500%	10/1/15	175	171
Developers Diversified Realty Corp.	5.375%	10/15/12	650	644
Duke Realty LP	5.625%	8/15/11	200	201
Duke Realty LP	5.950%	2/15/17	225	229
EOP Operating LP	6.750%	2/15/08	425	432
EOP Operating LP	6.750%	2/15/12	625	676
EOP Operating LP	4.750%	3/15/14	1,000	990
ERP Operating LP	6.625%	3/15/12	1,175	1,236
ERP Operating LP	5.125%	3/15/16	1,075	1,042
ERP Operating LP	5.375%	8/1/16	225	222
Health Care Property Investors, Inc.	5.950%	9/15/11	375	376
Health Care Property Investors, Inc.	6.450%	6/25/12	200	205
Health Care Property Investors, Inc.	5.650%	12/15/13	1,175	1,158
Health Care REIT, Inc.	6.200%	6/1/16	650	655
Hospitality Properties	5.125%	2/15/15	175	166
HRPT Properties Trust	6.250%	8/15/16	250	258
Kimco Realty Corp.	5.783%	3/15/16	125	127
Liberty Property LP	5.125%	3/2/15	1,250	1,203
Liberty Property LP	5.500%	12/15/16	175	173
ProLogis	5.250%	11/15/10	525	521
ProLogis	5.500%	3/1/13	175	174
ProLogis	5.625%	11/15/15	175	175
ProLogis	5.750%	4/1/16	525	526
ProLogis	5.625%	11/15/16	575	571
Reckson Operating Partnership	6.000%	3/31/16	275	267
Regency Centers LP	6.750%	1/15/12	775	815
Regency Centers LP	5.250%	8/1/15	450	439
Simon Property Group Inc.	5.600%	9/1/11	500	505
Simon Property Group Inc.	5.000%	3/1/12	350	344
Simon Property Group Inc.	5.750%	12/1/15	725	736
Simon Property Group Inc.	6.100%	5/1/16	200	208

Simon Property Group Inc.	5.250%	12/1/16	750	731

23

		Face	Market
	Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Simon Property Group Inc.	5.875%	3/1/17	750	766
Tanger Factory Outlet Centers, Inc.	6.150%	11/15/15	525	531
Vornado Realty	5.600%	2/15/11	400	399

Other Finance (0.0%)
J. Paul Getty Trust	5.875%	10/1/33	225	225
			393,162
Industrial (8.9%)
Basic Industry (0.6%)
Alcan, Inc.	4.500%	5/15/13	500	471
Alcan, Inc.	5.000%	6/1/15	100	95
Alcan, Inc.	6.125%	12/15/33	575	568
Alcoa, Inc.	6.500%	6/1/11	1,625	1,697
Barrick Gold Finance Inc.	4.875%	11/15/14	225	213
BHP Billiton Finance	4.800%	4/15/13	650	629
BHP Billiton Finance	5.250%	12/15/15	725	719
BHP Finance USA Ltd.	8.500%	12/1/12	300	346
Celulosa Arauco Constitution SA	8.625%	8/15/10	275	304
Celulosa Arauco Constitution SA	5.625%	4/20/15	825	817
Dow Chemical Co.	6.125%	2/1/11	1,575	1,619
Dow Chemical Co.	6.000%	10/1/12	125	129
Dow Chemical Co.	7.375%	11/1/29	275	317
E.I. du Pont de Nemours & Co.	6.875%	10/15/09	725	758
E.I. du Pont de Nemours & Co.	4.125%	4/30/10	125	121
E.I. du Pont de Nemours & Co.	4.750%	11/15/12	200	194
E.I. du Pont de Nemours & Co.	5.250%	12/15/16	75	73
E.I. du Pont de Nemours & Co.	6.500%	1/15/28	175	189
Eastman Chemical Co.	7.600%	2/1/27	275	298
Falconbridge Ltd.	7.350%	6/5/12	275	297
ICI Wilmington	4.375%	12/1/08	575	562
Inco Ltd.	7.750%	5/15/12	275	300
Inco Ltd.	5.700%	10/15/15	450	439
International Paper Co.	4.250%	1/15/09	275	269
International Paper Co.	5.850%	10/30/12	292	297
International Paper Co.	5.300%	4/1/15	550	529
Lubrizol Corp.	5.500%	10/1/14	150	146
MeadWestvaco Corp.	6.850%	4/1/12	225	235
Monsanto Co.	7.375%	8/15/12	500	546
Newmont Mining	5.875%	4/1/35	225	210
Noranda, Inc.	7.250%	7/15/12	950	1,026
Noranda, Inc.	5.500%	6/15/17	175	169
Placer Dome, Inc.	6.450%	10/15/35	350	355
Plum Creek Timber Co.	5.875%	11/15/15	525	516
Potash Corp. of Saskatchewan	7.750%	5/31/11	1,325	1,444
Praxair, Inc.	2.750%	6/15/08	50	48
Praxair, Inc.	3.950%	6/1/13	950	877
Rio Tinto Finance USA Ltd.	2.625%	9/30/08	325	311
[2] Rohm & Haas Co.	9.800%	4/15/20	325	401
Rohm & Haas Co.	7.850%	7/15/29	350	425
Southern Copper Corp.	7.500%	7/27/35	675	742
Teck Cominco Ltd.	6.125%	10/1/35	675	650
Vale Overseas Ltd.	6.250%	1/11/16	150	152

24

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Vale Overseas Ltd.	6.250%	1/23/17	925	938
	Vale Overseas Ltd.	8.250%	1/17/34	825	988
	Vale Overseas Ltd.	6.875%	11/21/36	950	973
	Weyerhaeuser Co.	5.950%	11/1/08	386	389
	Weyerhaeuser Co.	6.750%	3/15/12	1,125	1,180
	Weyerhaeuser Co.	7.375%	3/15/32	900	938
	WMC Finance USA	5.125%	5/15/13	1,000	984

	Capital Goods (1.1%)
	3M Co.	5.125%	11/6/09	175	175
[2,4]	BAE Systems Asset Trust	7.156%	12/15/11	83	87
	Boeing Capital Corp.	7.375%	9/27/10	400	429
	Boeing Capital Corp.	6.500%	2/15/12	1,475	1,558
	Boeing Capital Corp.	5.800%	1/15/13	875	899
	Boeing Co.	8.750%	8/15/21	550	724
	Boeing Co.	8.750%	9/15/31	175	247
	Boeing Co.	6.125%	2/15/33	75	81
	Caterpillar Financial Services Corp.	4.500%	9/1/08	30	30
	Caterpillar Financial Services Corp.	4.150%	1/15/10	625	607
	Caterpillar Financial Services Corp.	4.300%	6/1/10	1,750	1,701
	Caterpillar Financial Services Corp.	4.750%	2/17/15	125	119
	Caterpillar Financial Services Corp.	4.625%	6/1/15	275	259
	Caterpillar, Inc.	7.300%	5/1/31	1,000	1,189
	Caterpillar, Inc.	7.375%	3/1/97	775	912
	CRH America Inc.	5.625%	9/30/11	525	528
	CRH America Inc.	6.950%	3/15/12	350	370
	CRH America Inc.	5.300%	10/15/13	450	438
	CRH America Inc.	6.000%	9/30/16	450	454
	CRH America Inc.	6.400%	10/15/33	350	349
	Deere & Co.	6.950%	4/25/14	325	354
	Deere & Co.	8.100%	5/15/30	1,175	1,523
	Deere & Co.	7.125%	3/3/31	675	800
[4]	Embraer Overseas Ltd.	6.375%	1/24/17	700	694
	Emerson Electric Co.	7.125%	8/15/10	175	186
	Emerson Electric Co.	4.625%	10/15/12	1,150	1,112
	Emerson Electric Co.	4.500%	5/1/13	400	383
	General Dynamics Corp.	3.000%	5/15/08	350	339
	General Dynamics Corp.	4.500%	8/15/10	125	122
	General Dynamics Corp.	4.250%	5/15/13	975	922
	General Electric Co.	5.000%	2/1/13	3,225	3,190
	Hanson PLC	5.250%	3/15/13	175	170
	Honeywell International, Inc.	6.125%	11/1/11	350	363
	Honeywell International, Inc.	5.400%	3/15/16	1,000	1,003
	Honeywell International, Inc.	5.700%	3/15/36	125	124
	John Deere Capital Corp.	4.875%	3/16/09	1,750	1,736
	John Deere Capital Corp.	5.400%	10/17/11	900	902
[4]	Joy Global, Inc.	6.000%	11/15/16	250	249
	Lafarge SA	6.150%	7/15/11	75	77
	Lafarge SA	6.500%	7/15/16	900	938
	Lafarge SA	7.125%	7/15/36	1,425	1,553
	Lockheed Martin Corp.	7.650%	5/1/16	1,425	1,645
	Lockheed Martin Corp.	6.150%	9/1/36	175	185

25

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Masco Corp.	5.875%	7/15/12	200	200
	Masco Corp.	4.800%	6/15/15	750	685
	Masco Corp.	6.500%	8/15/32	175	166
	Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	625	685
	Mohawk Industries Inc.	5.750%	1/15/11	2,500	2,501
	Mohawk Industries Inc.	6.125%	1/15/16	1,400	1,388
	Northrop Grumman Corp.	7.125%	2/15/11	1,350	1,439
	Northrop Grumman Corp.	7.750%	3/1/16	275	319
	Northrop Grumman Corp.	7.750%	2/15/31	450	559
[4]	Owens Corning, Inc.	6.500%	12/1/16	125	125
[4]	Owens Corning, Inc.	7.000%	12/1/36	175	173
	Raytheon Co.	4.850%	1/15/11	775	762
	Raytheon Co.	5.500%	11/15/12	725	731
	Raytheon Co.	5.375%	4/1/13	75	75
	Raytheon Co.	7.200%	8/15/27	500	581
	Republic Services, Inc.	6.086%	3/15/35	350	346
	Textron Financial Corp.	4.600%	5/3/10	2,100	2,054
	Textron, Inc.	6.500%	6/1/12	350	367
	TRW, Inc.	7.750%	6/1/29	350	429
	Tyco International Group SA	6.125%	11/1/08	500	507
	Tyco International Group SA	6.125%	1/15/09	100	101
	Tyco International Group SA	6.750%	2/15/11	1,325	1,397
	Tyco International Group SA	6.000%	11/15/13	125	130
	Tyco International Group SA	7.000%	6/15/28	1,175	1,357
	United Technologies Corp.	4.375%	5/1/10	1,100	1,073
	United Technologies Corp.	7.125%	11/15/10	250	266
	United Technologies Corp.	6.350%	3/1/11	650	676
	United Technologies Corp.	4.875%	5/1/15	325	314
	United Technologies Corp.	7.500%	9/15/29	350	429
	United Technologies Corp.	5.400%	5/1/35	500	486
	United Technologies Corp.	6.050%	6/1/36	400	422
	USA Waste Services, Inc.	7.000%	7/15/28	275	295
	Waste Management, Inc.	6.500%	11/15/08	1,250	1,274
	Waste Management, Inc.	6.875%	5/15/09	225	232
	Waste Management, Inc.	7.375%	8/1/10	175	186
	Waste Management, Inc.	6.375%	11/15/12	225	235
	Waste Management, Inc.	5.000%	3/15/14	450	434
	Waste Management, Inc.	7.750%	5/15/32	75	88

	Communication (2.4%)
	Alltel Corp.	7.000%	7/1/12	700	728
	America Movil SA de C.V.	4.125%	3/1/09	450	439
	America Movil SA de C.V.	5.500%	3/1/14	225	220
	America Movil SA de C.V.	5.750%	1/15/15	400	397
	America Movil SA de C.V.	6.375%	3/1/35	675	663
	AT&T Corp.	6.000%	3/15/09	925	937
	AT&T Corp.	7.300%	11/15/11	850	920
	AT&T Corp.	8.000%	11/15/31	1,750	2,177
	AT&T Corp.	6.800%	5/15/36	75	80
	AT&T Inc.	4.125%	9/15/09	625	608
	AT&T Inc.	5.300%	11/15/10	650	651
	AT&T Inc.	6.250%	3/15/11	400	413

26

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
AT&T Inc.	5.875%	2/1/12	960	981
AT&T Inc.	5.875%	8/15/12	1,315	1,345
AT&T Inc.	5.100%	9/15/14	950	925
AT&T Inc.	5.625%	6/15/16	1,300	1,292
AT&T Inc.	6.450%	6/15/34	725	741
AT&T Inc.	6.150%	9/15/34	250	247
BellSouth Corp.	4.200%	9/15/09	1,150	1,119
BellSouth Corp.	4.750%	11/15/12	400	387
BellSouth Corp.	5.200%	9/15/14	650	636
BellSouth Corp.	6.550%	6/15/34	500	512
BellSouth Corp.	6.000%	11/15/34	555	532
BellSouth Telecommunications	6.375%	6/1/28	1,685	1,705
British Sky Broadcasting Corp.	6.875%	2/23/09	875	899
British Sky Broadcasting Corp.	8.200%	7/15/09	125	133
British Telecommunications PLC	8.625%	12/15/10	2,450	2,737
British Telecommunications PLC	9.125%	12/15/30	1,650	2,258
CBS Corp.	6.625%	5/15/11	715	738
CBS Corp.	5.625%	8/15/12	85	84
CBS Corp.	7.875%	7/30/30	375	395
CBS Corp.	5.500%	5/15/33	175	146
CenturyTel Enterprises	6.875%	1/15/28	175	170
CenturyTel, Inc.	7.875%	8/15/12	225	244
Cingular Wireless LLC	7.125%	12/15/31	1,400	1,553
Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	1,350	1,538
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	175	227
Comcast Cable Communications, Inc.	6.200%	11/15/08	1,000	1,015
Comcast Cable Communications, Inc.	6.875%	6/15/09	1,500	1,552
Comcast Cable Communications, Inc.	6.750%	1/30/11	1,000	1,048
Comcast Cable Communications, Inc.	8.875%	5/1/17	625	758
Comcast Corp.	5.500%	3/15/11	175	176
Comcast Corp.	6.500%	1/15/15	1,450	1,513
Comcast Corp.	5.900%	3/15/16	100	100
Comcast Corp.	5.875%	2/15/18	1,050	1,039
Comcast Corp.	7.050%	3/15/33	175	188
Comcast Corp.	6.500%	11/15/35	1,975	1,987
Comcast Corp.	6.450%	3/15/37	575	578
Cox Communications, Inc.	4.625%	1/15/10	1,000	979
Cox Communications, Inc.	6.750%	3/15/11	2,725	2,849
Cox Communications, Inc.	7.125%	10/1/12	450	480
Cox Communications, Inc.	5.450%	12/15/14	550	535
Deutsche Telekom International Finance	3.875%	7/22/08	175	171
Deutsche Telekom International Finance	8.000%	6/15/10	2,350	2,547
Deutsche Telekom International Finance	5.250%	7/22/13	175	171
Deutsche Telekom International Finance	5.750%	3/23/16	200	198
Deutsche Telekom International Finance	8.250%	6/15/30	2,150	2,647
Embarq Corp.	7.082%	6/1/16	975	994
Embarq Corp.	7.995%	6/1/36	225	234
France Telecom	7.750%	3/1/11	2,500	2,725
France Telecom	8.500%	3/1/31	1,400	1,847
Gannett Co., Inc.	6.375%	4/1/12	300	309
Grupo Televisa SA	6.625%	3/18/25	625	655
GTE Corp.	8.750%	11/1/21	175	208

27

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
IAC/InteractiveCorp	7.000%	1/15/13	475	492
Koninklijke KPN NV	8.000%	10/1/10	50	54
Koninklijke KPN NV	8.375%	10/1/30	500	579
New Cingular Wireless Services	7.875%	3/1/11	1,900	2,077
New Cingular Wireless Services	8.125%	5/1/12	1,625	1,827
New Cingular Wireless Services	8.750%	3/1/31	825	1,072
New England Telephone & Telegraph Co.	7.875%	11/15/29	225	244
News America Holdings, Inc.	9.250%	2/1/13	350	411
News America Holdings, Inc.	8.000%	10/17/16	425	487
News America Holdings, Inc.	8.150%	10/17/36	175	207
News America Inc.	5.300%	12/15/14	150	147
News America Inc.	6.200%	12/15/34	625	606
News America Inc.	6.400%	12/15/35	750	748
Nextel Communications	6.875%	10/31/13	400	404
Nextel Communications	5.950%	3/15/14	290	284
Nextel Communications	7.375%	8/1/15	550	565
Omnicom Group Inc.	5.900%	4/15/16	50	51
R.R. Donnelley & Sons Co.	3.750%	4/1/09	175	169
R.R. Donnelley & Sons Co.	4.950%	5/15/10	425	417
R.R. Donnelley & Sons Co.	4.950%	4/1/14	125	115
R.R. Donnelley & Sons Co.	5.500%	5/15/15	175	165
Reed Elsevier Capital	4.625%	6/15/12	100	96
Sprint Capital Corp.	6.125%	11/15/08	350	355
Sprint Capital Corp.	6.375%	5/1/09	1,475	1,507
Sprint Capital Corp.	7.625%	1/30/11	2,650	2,837
Sprint Capital Corp.	8.375%	3/15/12	1,125	1,252
Sprint Capital Corp.	6.875%	11/15/28	1,050	1,048
Sprint Capital Corp.	8.750%	3/15/32	750	901
Sprint Nextel Corp.	6.000%	12/1/16	550	536
TCI Communications, Inc.	8.750%	8/1/15	675	796
TCI Communications, Inc.	7.875%	2/15/26	175	200
Telecom Italia Capital	4.000%	11/15/08	405	394
Telecom Italia Capital	4.000%	1/15/10	495	474
Telecom Italia Capital	6.200%	7/18/11	950	964
Telecom Italia Capital	5.250%	11/15/13	430	411
Telecom Italia Capital	5.250%	10/1/15	825	770
Telecom Italia Capital	6.375%	11/15/33	1,925	1,826
Telecom Italia Capital	7.200%	7/18/36	500	523
Tele-Communications, Inc.	7.875%	8/1/13	275	305
Telecomunicaciones de Puerto Rico	6.800%	5/15/09	350	357
Telefonica Emisiones SAU	5.984%	6/20/11	1,875	1,911
Telefonica Emisiones SAU	6.421%	6/20/16	1,250	1,291
Telefonica Emisiones SAU	7.045%	6/20/36	1,100	1,176
Telefonica Europe BV	7.750%	9/15/10	1,425	1,533
Telefonica Europe BV	8.250%	9/15/30	400	478
Telefonos de Mexico SA	4.500%	11/19/08	200	197
Telefonos de Mexico SA	4.750%	1/27/10	375	368
Telefonos de Mexico SA	5.500%	1/27/15	1,750	1,693
Telus Corp.	8.000%	6/1/11	1,125	1,233
Thomson Corp.	5.750%	2/1/08	950	953
Thomson Corp.	5.500%	8/15/35	225	204
Time Warner Entertainment	7.250%	9/1/08	400	411

28

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Time Warner Entertainment	8.375%	3/15/23	325	380
Time Warner Entertainment	8.375%	7/15/33	950	1,147
US Cellular	6.700%	12/15/33	325	307
Verizon Communications Corp.	5.350%	2/15/11	200	200
Verizon Communications Corp.	5.550%	2/15/16	1,450	1,450
Verizon Global Funding Corp.	4.000%	1/15/08	350	345
Verizon Global Funding Corp.	6.875%	6/15/12	3,450	3,690
Verizon Global Funding Corp.	7.375%	9/1/12	1,050	1,149
Verizon Global Funding Corp.	4.900%	9/15/15	1,000	953
Verizon Global Funding Corp.	7.750%	12/1/30	450	528
Verizon Global Funding Corp.	5.850%	9/15/35	600	577
Verizon New England, Inc.	6.500%	9/15/11	575	592
Verizon New Jersey, Inc.	5.875%	1/17/12	675	684
Verizon New York, Inc.	6.875%	4/1/12	225	234
Verizon New York, Inc.	7.375%	4/1/32	225	232
Verizon Pennsylvania, Inc.	5.650%	11/15/11	850	854
Verizon Virginia, Inc.	4.625%	3/15/13	275	259
Vodafone AirTouch PLC	7.750%	2/15/10	325	346
Vodafone AirTouch PLC	7.875%	2/15/30	850	996
Vodafone Group PLC	3.950%	1/30/08	825	813
Vodafone Group PLC	5.000%	12/16/13	950	919
Vodafone Group PLC	5.375%	1/30/15	125	122
Vodafone Group PLC	5.000%	9/15/15	575	547
Vodafone Group PLC	5.750%	3/15/16	450	451
Vodafone Group PLC	6.250%	11/30/32	1,225	1,223
WPP Finance USA Corp.	5.875%	6/15/14	475	477

Consumer Cyclical (1.4%)
Brinker International	5.750%	6/1/14	125	121
Centex Corp.	5.125%	10/1/13	550	527
Centex Corp.	6.500%	5/1/16	400	409
Chrysler Corp.	7.450%	3/1/27	350	373
CVS Corp.	4.000%	9/15/09	75	73
CVS Corp.	5.750%	8/15/11	125	127
CVS Corp.	4.875%	9/15/14	225	216
CVS Corp.	6.125%	8/15/16	250	257
D.R. Horton, Inc.	4.875%	1/15/10	225	220
D.R. Horton, Inc.	6.000%	4/15/11	25	25
D.R. Horton, Inc.	5.250%	2/15/15	1,050	981
D.R. Horton, Inc.	5.625%	1/15/16	1,000	951
D.R. Horton, Inc.	6.500%	4/15/16	375	377
DaimlerChrysler North America Holding Corp.	4.750%	1/15/08	4,350	4,315
DaimlerChrysler North America Holding Corp.	4.050%	6/4/08	450	440
DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	225	220
DaimlerChrysler North America Holding Corp.	8.000%	6/15/10	200	214
DaimlerChrysler North America Holding Corp.	5.875%	3/15/11	3,350	3,365

DaimlerChrysler North America Holding Corp.	5.750%	9/8/11	1,525	1,523
DaimlerChrysler North America Holding Corp.	7.300%	1/15/12	400	425
DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	100	103
DaimlerChrysler North America Holding Corp.	8.500%	1/18/31	1,125	1,340
Federated Department Stores, Inc.	6.300%	4/1/09	750	764
Federated Department Stores, Inc.	6.790%	7/15/27	175	174

29

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Federated Department Stores, Inc.	7.000%	2/15/28	200	203
Federated Department Stores, Inc.	6.900%	4/1/29	175	177
Federated Retail Holding	5.900%	12/1/16	400	401
Home Depot Inc.	3.750%	9/15/09	625	603
Home Depot Inc.	4.625%	8/15/10	1,025	1,002
Home Depot Inc.	5.250%	12/16/13	550	547
Home Depot Inc.	5.400%	3/1/16	550	539
Home Depot Inc.	5.875%	12/16/36	1,100	1,081
ITT Corp.	7.375%	11/15/15	450	461
J.C. Penney Co., Inc.	8.000%	3/1/10	550	586
J.C. Penney Co., Inc.	7.950%	4/1/17	825	936
J.C. Penney Co., Inc.	7.400%	4/1/37	250	272
Johnson Controls, Inc.	5.250%	1/15/11	250	248
Johnson Controls, Inc.	6.000%	1/15/36	100	96
Kohl’s Corp.	6.000%	1/15/33	200	194
Lennar Corp.	5.125%	10/1/10	100	98
Lennar Corp.	5.950%	10/17/11	1,350	1,360
Lennar Corp.	5.600%	5/31/15	900	867
Limited Brands Inc.	5.250%	11/1/14	150	143
Lowe’s Cos., Inc.	5.000%	10/15/15	725	697
Lowe’s Cos., Inc.	5.400%	10/15/16	1,000	984
Lowe’s Cos., Inc.	6.875%	2/15/28	450	509
Lowe’s Cos., Inc.	5.800%	10/15/36	650	631
Marriott International	4.625%	6/15/12	275	260
Marriott International	6.200%	6/15/16	400	404
May Department Stores Co.	5.750%	7/15/14	850	831
May Department Stores Co.	6.700%	7/15/34	475	469
McDonald’s Corp.	6.000%	4/15/11	425	436
Nordstrom, Inc.	6.950%	3/15/28	175	188
Pulte Homes, Inc.	4.875%	7/15/09	500	494
Pulte Homes, Inc.	5.250%	1/15/14	450	432
Pulte Homes, Inc.	5.200%	2/15/15	375	357
Pulte Homes, Inc.	6.000%	2/15/35	100	92
Target Corp.	3.375%	3/1/08	575	563
Target Corp.	5.400%	10/1/08	765	768
Target Corp.	7.500%	8/15/10	225	242
Target Corp.	6.350%	1/15/11	275	286
Target Corp.	5.875%	3/1/12	175	180
Target Corp.	4.000%	6/15/13	650	604
Target Corp.	5.875%	7/15/16	575	593
Target Corp.	7.000%	7/15/31	225	259
Target Corp.	6.350%	11/1/32	1,625	1,745
The Walt Disney Co.	5.700%	7/15/11	800	814
The Walt Disney Co.	6.375%	3/1/12	1,125	1,180
The Walt Disney Co.	5.625%	9/15/16	825	831
Time Warner, Inc.	6.750%	4/15/11	550	575
Time Warner, Inc.	5.500%	11/15/11	50	50
Time Warner, Inc.	6.875%	5/1/12	2,075	2,192
Time Warner, Inc.	5.875%	11/15/16	400	398
Time Warner, Inc.	9.150%	2/1/23	275	342
Time Warner, Inc.	7.625%	4/15/31	2,210	2,461
Time Warner, Inc.	7.700%	5/1/32	1,465	1,653

30

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Time Warner, Inc.	6.500%	11/15/36	825	822
	Toll Brothers, Inc.	5.150%	5/15/15	275	252
	Toyota Motor Credit Corp.	4.250%	3/15/10	3,125	3,050
	Toyota Motor Credit Corp.	5.450%	5/18/11	300	304
	Viacom Inc.	5.750%	4/30/11	800	800
	Viacom Inc.	6.250%	4/30/16	225	223
	Viacom Inc.	6.875%	4/30/36	1,275	1,258
	Wal-Mart Stores, Inc.	3.375%	10/1/08	800	776
	Wal-Mart Stores, Inc.	6.875%	8/10/09	350	365
	Wal-Mart Stores, Inc.	4.000%	1/15/10	475	460
	Wal-Mart Stores, Inc.	4.125%	7/1/10	1,490	1,442
	Wal-Mart Stores, Inc.	4.750%	8/15/10	160	158
	Wal-Mart Stores, Inc.	4.125%	2/15/11	850	818
	Wal-Mart Stores, Inc.	4.550%	5/1/13	1,925	1,853
	Wal-Mart Stores, Inc.	4.500%	7/1/15	2,625	2,469
	Wal-Mart Stores, Inc.	7.550%	2/15/30	1,025	1,244
	Wal-Mart Stores, Inc.	5.250%	9/1/35	100	92
[4]	Western Union Co.	5.400%	11/17/11	650	640
[4]	Western Union Co.	5.930%	10/1/16	75	74
[4]	Western Union Co.	6.200%	11/17/36	350	328
	Yum! Brands, Inc.	8.875%	4/15/11	825	920
	Yum! Brands, Inc.	7.700%	7/1/12	175	191
	Yum! Brands, Inc.	6.250%	4/15/16	1,000	1,017

	Consumer Noncyclical (1.7%)
	Abbott Laboratories	3.500%	2/17/09	325	314
	Abbott Laboratories	5.375%	5/15/09	50	50
	Abbott Laboratories	5.600%	5/15/11	700	710
	Abbott Laboratories	4.350%	3/15/14	1,000	939
	Abbott Laboratories	5.875%	5/15/16	2,125	2,192
	Allergan Inc.	5.750%	4/1/16	125	127
	Altria Group, Inc.	5.625%	11/4/08	500	502
	Altria Group, Inc.	7.000%	11/4/13	550	599
	AmerisourceBergen Corp.	5.875%	9/15/15	1,125	1,095
	Amgen Inc.	4.000%	11/18/09	1,125	1,092
	Amgen Inc.	4.850%	11/18/14	350	339
	Anheuser-Busch Cos., Inc.	6.000%	4/15/11	700	719
	Anheuser-Busch Cos., Inc.	7.125%	7/1/17	500	510
	Anheuser-Busch Cos., Inc.	6.800%	8/20/32	450	496
	Anheuser-Busch Cos., Inc.	5.750%	4/1/36	1,300	1,245
	Archer-Daniels-Midland Co.	8.125%	6/1/12	550	620
	Archer-Daniels-Midland Co.	7.000%	2/1/31	425	489
	Archer-Daniels-Midland Co.	5.375%	9/15/35	1,575	1,492
	AstraZeneca PLC	5.400%	6/1/14	275	276
	Baxter Finco, BV	4.750%	10/15/10	850	836
	Baxter International, Inc.	5.900%	9/1/16	625	643
	Boston Scientific	6.000%	6/15/11	500	505
	Boston Scientific	5.450%	6/15/14	275	264
	Boston Scientific	6.400%	6/15/16	300	303
	Boston Scientific	6.250%	11/15/35	675	672
	Bottling Group LLC	4.625%	11/15/12	1,775	1,714
	Bottling Group LLC	5.000%	11/15/13	300	293

31

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Bottling Group LLC	5.500%	4/1/16	575	575
	Bristol-Myers Squibb Co.	4.000%	8/15/08	1,250	1,225
	Bristol-Myers Squibb Co.	5.875%	11/15/36	2,100	2,077
	Bristol-Myers Squibb Co.	6.875%	8/1/97	175	187
	Bunge Ltd. Finance Corp.	4.375%	12/15/08	125	123
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	250	235
	C.R. Bard, Inc.	6.700%	12/1/26	750	798
	Campbell Soup Co.	6.750%	2/15/11	700	736
[4]	Cardinal Health, Inc.	5.800%	10/15/16	650	647
	Cardinal Health, Inc.	5.850%	12/15/17	850	846
	Cia. Brasil de Bebidas AmBev	10.500%	12/15/11	765	928
	Cia. Brasil de Bebidas AmBev	8.750%	9/15/13	275	322
	Clorox Co.	4.200%	1/15/10	1,125	1,090
	Clorox Co.	5.000%	1/15/15	350	339
	Coca-Cola Enterprises Inc.	5.750%	11/1/08	225	227
	Coca-Cola Enterprises Inc.	6.125%	8/15/11	300	311
	Coca-Cola Enterprises Inc.	8.500%	2/1/22	500	630
	Coca-Cola Enterprises Inc.	6.950%	11/15/26	500	562
	ConAgra Foods, Inc.	7.875%	9/15/10	666	721
	ConAgra Foods, Inc.	7.125%	10/1/26	175	192
	ConAgra Foods, Inc.	7.000%	10/1/28	100	108
	ConAgra Foods, Inc.	8.250%	9/15/30	250	306
	Diageo Capital PLC	3.375%	3/20/08	650	636
	Diageo Finance BV	5.300%	10/28/15	125	123
	Eli Lilly & Co.	6.000%	3/15/12	1,225	1,275
	Fortune Brands Inc.	5.125%	1/15/11	1,750	1,720
	Fortune Brands Inc.	5.375%	1/15/16	1,450	1,375
	Fortune Brands Inc.	5.875%	1/15/36	225	206
	Genentech Inc.	4.400%	7/15/10	175	171
	Genentech Inc.	4.750%	7/15/15	350	335
	Genentech Inc.	5.250%	7/15/35	225	210
	General Mills, Inc.	6.000%	2/15/12	858	878
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	1,700	1,602
	Grand Metropolitan Investment Corp.	9.000%	8/15/11	1,725	1,972
	H.J. Heinz Co.	6.625%	7/15/11	750	781
	H.J. Heinz Co.	6.750%	3/15/32	575	582
	Health Management Associates Inc.	6.125%	4/15/16	350	332
	Hershey Foods Corp.	5.300%	9/1/11	300	301
	Hershey Foods Corp.	5.450%	9/1/16	150	151
	Hospira, Inc.	4.950%	6/15/09	250	246
	Hospira, Inc.	5.900%	6/15/14	125	121
	Johnson & Johnson	3.800%	5/15/13	400	373
	Johnson & Johnson	6.950%	9/1/29	75	90
	Johnson & Johnson	4.950%	5/15/33	425	399
	Kellogg Co.	2.875%	6/1/08	825	797
	Kellogg Co.	6.600%	4/1/11	1,125	1,179
	Kellogg Co.	7.450%	4/1/31	325	386
	Kimberly-Clark Corp.	5.625%	2/15/12	175	178
	Kimberly-Clark Corp.	4.875%	8/15/15	875	833
	Kraft Foods, Inc.	4.125%	11/12/09	1,975	1,916
	Kraft Foods, Inc.	5.625%	11/1/11	1,000	1,010
	Kraft Foods, Inc.	6.250%	6/1/12	600	623

32

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kraft Foods, Inc.	6.500%	11/1/31	1,025	1,101
	Kroger Co.	6.800%	4/1/11	1,250	1,305
	Kroger Co.	6.750%	4/15/12	350	367
	Kroger Co.	6.200%	6/15/12	500	513
	Kroger Co.	6.800%	12/15/18	975	1,022
	Kroger Co.	7.700%	6/1/29	725	809
	Kroger Co.	8.000%	9/15/29	450	515
	Laboratory Corp. of America	5.625%	12/15/15	375	366
	Medtronic Inc.	4.375%	9/15/10	175	170
	Medtronic Inc.	4.750%	9/15/15	675	640
	Merck & Co.	4.375%	2/15/13	325	309
	Merck & Co.	4.750%	3/1/15	175	167
	Merck & Co.	6.400%	3/1/28	600	640
	Merck & Co.	5.950%	12/1/28	250	252
	Molson Coors Capital Finance	4.850%	9/22/10	350	343
	Newell Rubbermaid, Inc.	4.000%	5/1/10	275	263
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	450	514
	PepsiAmericas Inc.	5.000%	5/15/17	600	570
	Pfizer, Inc.	4.500%	2/15/14	1,325	1,277
	Philip Morris Cos., Inc.	7.750%	1/15/27	425	515
	Procter & Gamble Co.	6.875%	9/15/09	2,325	2,426
	Procter & Gamble Co.	4.950%	8/15/14	50	49
	Procter & Gamble Co.	6.450%	1/15/26	400	437
	Procter & Gamble Co.	5.500%	2/1/34	25	25
	Procter & Gamble Co.	5.800%	8/15/34	475	488
[2]	Procter & Gamble Co. ESOP	9.360%	1/1/21	1,058	1,332
	Quest Diagnostic, Inc.	5.450%	11/1/15	825	793
	Safeway, Inc.	6.500%	3/1/11	825	853
	Safeway, Inc.	5.800%	8/15/12	225	227
	Safeway, Inc.	7.250%	2/1/31	275	299
	Schering-Plough Corp.	5.550%	12/1/13	350	350
	Schering-Plough Corp.	6.750%	12/1/33	600	655
	Sysco Corp.	5.375%	9/21/35	575	545
	Teva Pharmaceutical Finance LLC	5.550%	2/1/16	775	760
	Teva Pharmaceutical Finance LLC	6.150%	2/1/36	550	535
	Unilever Capital Corp.	7.125%	11/1/10	1,000	1,062
	Unilever Capital Corp.	5.900%	11/15/32	650	657
	Universal Health Services, Inc.	7.125%	6/30/16	150	157
	Wm. Wrigley Jr. Co.	4.300%	7/15/10	1,025	994
	Wm. Wrigley Jr. Co.	4.650%	7/15/15	325	308
	Wyeth	4.375%	3/1/08	1,500	1,483
	Wyeth	6.950%	3/15/11	625	664
	Wyeth	5.500%	3/15/13	725	733
	Wyeth	5.500%	2/1/14	450	452
	Wyeth	5.500%	2/15/16	175	175
	Wyeth	6.450%	2/1/24	175	188
	Wyeth	6.500%	2/1/34	400	436
	Wyeth	6.000%	2/15/36	400	410

	Energy (0.9%)
	Alberta Energy Co. Ltd.	7.375%	11/1/31	400	452
	Amerada Hess Corp.	6.650%	8/15/11	275	287

33

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Amerada Hess Corp.	7.875%	10/1/29	625	728
Amerada Hess Corp.	7.125%	3/15/33	1,350	1,475
Anadarko Finance Co.	6.750%	5/1/11	275	288
Anadarko Petroleum Corp.	3.250%	5/1/08	400	388
Anadarko Petroleum Corp.	5.950%	9/15/16	1,150	1,151
Anadarko Petroleum Corp.	6.450%	9/15/36	1,550	1,568
Apache Corp.	6.250%	4/15/12	175	184
Apache Finance Canada	7.750%	12/15/29	125	152
Atlantic Richfield Co.	5.900%	4/15/09	525	534
Baker Hughes, Inc.	6.875%	1/15/29	175	193
Burlington Resources, Inc.	6.680%	2/15/11	775	814
Burlington Resources, Inc.	6.500%	12/1/11	525	550
Burlington Resources, Inc.	7.200%	8/15/31	100	117
Canadian Natural Resources	5.450%	10/1/12	325	323
Canadian Natural Resources	4.900%	12/1/14	750	707
Canadian Natural Resources	6.000%	8/15/16	650	656
Canadian Natural Resources	7.200%	1/15/32	625	686
Canadian Natural Resources	6.450%	6/30/33	800	796
Canadian Natural Resources	6.500%	2/15/37	725	726
ChevronTexaco Capital Co.	3.375%	2/15/08	1,300	1,274
Conoco Funding Co.	6.350%	10/15/11	2,275	2,378
Conoco Funding Co.	7.250%	10/15/31	175	206
ConocoPhillips Canada	5.300%	4/15/12	600	599
ConocoPhillips Canada	5.625%	10/15/16	1,300	1,308
ConocoPhillips Canada	5.950%	10/15/36	500	509
Devon Financing Corp.	6.875%	9/30/11	1,325	1,401
Devon Financing Corp.	7.875%	9/30/31	50	60
Diamond Offshore Drilling	4.875%	7/1/15	50	47
Encana Corp.	4.750%	10/15/13	75	71
Encana Corp.	6.500%	8/15/34	175	180
Encana Holdings Finance Corp.	5.800%	5/1/14	750	754
Halliburton Co.	5.500%	10/15/10	500	499
Husky Energy Inc.	6.250%	6/15/12	175	180
Kerr McGee Corp.	6.875%	9/15/11	850	896
Kerr McGee Corp.	6.950%	7/1/24	1,250	1,335
Kerr McGee Corp.	7.875%	9/15/31	200	241
Marathon Oil Corp.	6.125%	3/15/12	625	642
Marathon Oil Corp.	6.800%	3/15/32	325	358
Nexen, Inc.	5.050%	11/20/13	350	337
Nexen, Inc.	7.875%	3/15/32	200	238
Noble Energy Inc.	8.000%	4/1/27	550	646
Norsk Hydro	6.360%	1/15/09	275	281
Norsk Hydro	7.250%	9/23/27	575	671
Norsk Hydro	7.150%	1/15/29	275	319
Occidental Petroleum	4.250%	3/15/10	1,000	971
Occidental Petroleum	6.750%	1/15/12	350	372
Occidental Petroleum	7.200%	4/1/28	350	401
Ocean Energy, Inc.	7.250%	10/1/11	50	53
PanCanadian Energy Corp.	7.200%	11/1/31	225	248
Petro-Canada	4.000%	7/15/13	725	659
Petro-Canada	7.875%	6/15/26	325	381
Petro-Canada	7.000%	11/15/28	275	296

34

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Petro-Canada	5.350%	7/15/33	275	240
Petro-Canada	5.950%	5/15/35	350	334
Petro-Canada Financial Partnership	5.000%	11/15/14	250	239
Phillips Petroleum Co.	8.750%	5/25/10	575	636
Questar Market Resources	6.050%	9/1/16	375	383
Shell International Finance	5.625%	6/27/11	75	77
Suncor Energy, Inc.	5.950%	12/1/34	275	277
Sunoco, Inc.	4.875%	10/15/14	125	117
Sunoco, Inc.	5.750%	1/15/17	350	343
Talisman Energy, Inc.	5.125%	5/15/15	100	95
Talisman Energy, Inc.	5.850%	2/1/37	875	803
Tosco Corp.	8.125%	2/15/30	1,525	1,942
Transocean Sedco Forex, Inc.	7.500%	4/15/31	450	507
Valero Energy Corp.	6.875%	4/15/12	1,550	1,639
Valero Energy Corp.	7.500%	4/15/32	175	200
Weatherford International Inc.	6.500%	8/1/36	800	805
XTO Energy, Inc.	6.250%	4/15/13	500	516
XTO Energy, Inc.	5.000%	1/31/15	125	119
XTO Energy, Inc.	5.300%	6/30/15	250	242

Technology (0.4%)
Cisco Systems Inc.	5.250%	2/22/11	1,450	1,454
Cisco Systems Inc.	5.500%	2/22/16	1,750	1,755
Computer Sciences Corp.	3.500%	4/15/08	175	171
Electronic Data Systems	7.125%	10/15/09	125	130
Electronic Data Systems	6.500%	8/1/13	275	278
Electronic Data Systems	7.450%	10/15/29	100	109
First Data Corp.	3.375%	8/1/08	685	665
First Data Corp.	4.850%	10/1/14	78	74
First Data Corp.	4.950%	6/15/15	225	214
Harris Corp.	5.000%	10/1/15	550	515
Hewlett-Packard Co.	3.625%	3/15/08	1,275	1,250
International Business Machines Corp.	5.375%	2/1/09	175	176
International Business Machines Corp.	7.500%	6/15/13	775	864
International Business Machines Corp.	7.000%	10/30/25	450	512
International Business Machines Corp.	6.220%	8/1/27	1,100	1,157
International Business Machines Corp.	7.125%	12/1/96	125	144
Motorola, Inc.	7.625%	11/15/10	401	432
Motorola, Inc.	8.000%	11/1/11	100	111
Motorola, Inc.	7.500%	5/15/25	350	406
Motorola, Inc.	6.500%	9/1/25	125	132
Motorola, Inc.	6.500%	11/15/28	725	768
Oracle Corp.	5.000%	1/15/11	1,475	1,460
Oracle Corp.	5.250%	1/15/16	1,000	978
Pitney Bowes Credit Corp.	5.750%	8/15/08	1,125	1,134
Pitney Bowes, Inc.	4.875%	8/15/14	75	72
Pitney Bowes, Inc.	4.750%	1/15/16	1,000	944
Science Applications International Corp.	6.250%	7/1/12	100	103
Science Applications International Corp.	5.500%	7/1/33	100	89
Xerox Corp.	9.750%	1/15/09	325	350
Xerox Corp.	7.125%	6/15/10	475	495
Xerox Corp.	6.875%	8/15/11	300	313

35

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Xerox Corp.	7.625%	6/15/13	300	314
	Xerox Corp.	6.400%	3/15/16	500	510
	Xerox Corp.	6.750%	2/1/17	450	467

	Transportation (0.4%)
	American Airlines, Inc.	7.024%	10/15/09	1,175	1,221
	American Airlines, Inc.	7.858%	10/1/11	175	191
	Burlington Northern Santa Fe Corp.	6.750%	7/15/11	575	606
	Burlington Northern Santa Fe Corp.	7.000%	12/15/25	550	619
	Burlington Northern Santa Fe Corp.	6.200%	8/15/36	825	846
	Canadian National Railway Co.	6.375%	10/15/11	425	444
	Canadian National Railway Co.	4.400%	3/15/13	275	261
	Canadian National Railway Co.	6.800%	7/15/18	1,200	1,328
	Canadian National Railway Co.	6.250%	8/1/34	275	293
	Canadian National Railway Co.	6.200%	6/1/36	200	211
	Canadian Pacific Rail	6.250%	10/15/11	1,075	1,113
	Canadian Pacific Rail	7.125%	10/15/31	175	204
	CNF, Inc.	6.700%	5/1/34	275	263
[2]	Continental Airlines, Inc.	6.648%	9/15/17	1,735	1,805
	CSX Corp.	6.750%	3/15/11	350	367
	CSX Corp.	6.300%	3/15/12	1,475	1,529
	CSX Corp.	6.000%	10/1/36	300	301
[4]	ERAC USA Finance Co.	7.350%	6/15/08	525	537
	FedEx Corp.	3.500%	4/1/09	125	120
	FedEx Corp.	5.500%	8/15/09	525	528
	Mass Transit Railway Corp.	7.500%	11/8/10	275	296
	Norfolk Southern Corp.	6.200%	4/15/09	225	229
	Norfolk Southern Corp.	6.750%	2/15/11	1,150	1,209
	Norfolk Southern Corp.	7.700%	5/15/17	275	319
	Norfolk Southern Corp.	9.750%	6/15/20	633	854
	Norfolk Southern Corp.	7.800%	5/15/27	250	305
	Norfolk Southern Corp.	7.050%	5/1/37	1,050	1,211
	Norfolk Southern Corp.	7.900%	5/15/97	325	401
	Ryder System Inc.	5.950%	5/2/11	350	354
	Ryder System Inc.	5.850%	11/1/16	150	148
	Southwest Airlines Co.	6.500%	3/1/12	1,025	1,069
	Southwest Airlines Co.	5.750%	12/15/16	475	465
	Southwest Airlines Co.	5.125%	3/1/17	100	93
	Union Pacific Corp.	7.250%	11/1/08	525	541
	Union Pacific Corp.	3.625%	6/1/10	250	236
	Union Pacific Corp.	6.125%	1/15/12	100	103
	Union Pacific Corp.	6.500%	4/15/12	350	367
	Union Pacific Corp.	6.625%	2/1/29	175	191

	Other Industrials (0.0%)
	Black & Decker Corp.	7.125%	6/1/11	500	526
	Black & Decker Corp.	4.750%	11/1/14	400	367
	Cooper Industries, Inc.	5.250%	11/15/12	550	544
	Dover Corp.	4.875%	10/15/15	175	168
	Rockwell International Corp.	6.700%	1/15/28	175	193
					429,207

36

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Utilities (1.7%)
	Electric (1.3%)
	AEP Texas Central Co.	6.650%	2/15/33	325	345
	Alabama Power Co.	5.500%	10/15/17	125	125
	American Electric Power Co., Inc.	5.375%	3/15/10	475	475
	Arizona Public Service Co.	4.650%	5/15/15	350	321
[4]	Baltimore Gas & Electric Co.	5.900%	10/1/16	500	503
	Boston Edison Co.	4.875%	4/15/14	175	170
	Carolina Power & Light Co.	6.500%	7/15/12	1,500	1,573
	CenterPoint Energy Houston	5.700%	3/15/13	1,025	1,032
	Cincinnati Gas & Electric Co.	5.700%	9/15/12	225	226
	Cleveland Electric Illumination Co.	7.880%	11/1/17	175	205
	Columbus Southern Power	5.850%	10/1/35	500	489
	Commonwealth Edison Co.	6.150%	3/15/12	375	383
	Connecticut Light & Power Co.	6.350%	6/1/36	825	880
	Consolidated Edison Co. of New York	4.875%	2/1/13	175	170
	Consolidated Edison Co. of New York	5.375%	12/15/15	275	273
	Consolidated Edison Co. of New York	5.500%	9/15/16	800	799
	Consolidated Edison Co. of New York	5.850%	3/15/36	350	349
	Consolidated Edison Co. of New York	6.200%	6/15/36	400	419
	Constellation Energy Group, Inc.	6.125%	9/1/09	300	306
	Constellation Energy Group, Inc.	7.000%	4/1/12	50	54
	Constellation Energy Group, Inc.	4.550%	6/15/15	2,000	1,859
	Constellation Energy Group, Inc.	7.600%	4/1/32	325	382
	Consumers Energy Co.	4.250%	4/15/08	525	517
	Consumers Energy Co.	4.800%	2/17/09	700	691
	Consumers Energy Co.	5.000%	2/15/12	350	341
	Consumers Energy Co.	5.375%	4/15/13	175	174
	Detroit Edison Co.	6.125%	10/1/10	275	281
	Detroit Edison Co.	5.700%	10/1/37	375	365
	Dominion Resources, Inc.	6.250%	6/30/12	350	364
	Dominion Resources, Inc.	5.150%	7/15/15	1,875	1,823
	Dominion Resources, Inc.	6.300%	3/15/33	75	77
	Dominion Resources, Inc.	5.250%	8/1/33	175	171
	Dominion Resources, Inc.	5.950%	6/15/35	1,175	1,163
[2]	Dominion Resources, Inc.	6.300%	9/30/66	325	326
	DTE Energy Co.	7.050%	6/1/11	175	186
	Duke Capital Corp.	7.500%	10/1/09	250	263
	Duke Capital Corp.	5.500%	3/1/14	425	420
	Duke Capital Corp.	6.750%	2/15/32	175	187
	Duke Energy Corp.	6.250%	1/15/12	1,675	1,744
	El Paso Electric Co.	6.000%	5/15/35	125	121
	Energy East Corp.	6.750%	6/15/12	550	578
	Energy East Corp.	6.750%	7/15/36	750	796
	Entergy Gulf States, Inc.	3.600%	6/1/08	275	268
	Exelon Corp.	4.900%	6/15/15	575	542
	FirstEnergy Corp.	6.450%	11/15/11	2,125	2,227
	FirstEnergy Corp.	7.375%	11/15/31	700	801
	Florida Power & Light Co.	5.625%	4/1/34	775	758
	Florida Power & Light Co.	4.950%	6/1/35	575	509

Florida Power & Light Co.	5.400%	9/1/35	550	521
Florida Power & Light Co.	6.200%	6/1/36	700	741
Florida Power & Light Co.	5.650%	2/1/37	350	343

37

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Florida Power Corp.	4.500%	6/1/10	425	414
Florida Power Corp.	4.800%	3/1/13	775	752
FPL Group Capital, Inc.	5.625%	9/1/11	250	253
FPL Group Capital, Inc.	6.350%	10/1/16	250	254
Indiana Michigan Power Co.	6.050%	3/15/37	175	172
Jersey Central Power & Light	5.625%	5/1/16	275	274
Kansas City Power & Light	6.050%	11/15/35	175	174
MidAmerican Energy Co.	6.750%	12/30/31	725	806
MidAmerican Energy Co.	5.750%	11/1/35	275	269
MidAmerican Energy Holdings Co.	5.875%	10/1/12	900	918
MidAmerican Energy Holdings Co.	5.000%	2/15/14	175	169
MidAmerican Energy Holdings Co.	6.125%	4/1/36	3,325	3,371
National Rural Utilities Cooperative Finance Corp.	3.875%	2/15/08	600	591
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	1,650	1,793
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	225	288
Niagara Mohawk Power Corp.	7.750%	10/1/08	300	311
NiSource Finance Corp.	7.875%	11/15/10	550	593
NiSource Finance Corp.	5.400%	7/15/14	175	170
NiSource Finance Corp.	5.250%	9/15/17	550	517
NiSource Finance Corp.	5.450%	9/15/20	100	94
Northern States Power Co.	6.250%	6/1/36	200	214
Ohio Edison	6.400%	7/15/16	425	445
Ohio Power Co.	6.000%	6/1/16	350	360
Oncor Electric Delivery Co.	6.375%	5/1/12	675	694
Oncor Electric Delivery Co.	6.375%	1/15/15	700	719
Oncor Electric Delivery Co.	7.250%	1/15/33	125	141
Pacific Gas & Electric Co.	3.600%	3/1/09	225	217
Pacific Gas & Electric Co.	4.200%	3/1/11	225	215
Pacific Gas & Electric Co.	4.800%	3/1/14	625	601
Pacific Gas & Electric Co.	6.050%	3/1/34	2,450	2,478
PacifiCorp	6.900%	11/15/11	500	533
PacifiCorp	7.700%	11/15/31	250	310
PacifiCorp	5.250%	6/15/35	175	161
Pepco Holdings, Inc.	6.450%	8/15/12	825	854
Pepco Holdings, Inc.	7.450%	8/15/32	175	202
PPL Energy Supply LLC	6.400%	11/1/11	1,325	1,374
PPL Energy Supply LLC	6.200%	5/15/16	550	567
PPL Energy Supply LLC	6.000%	12/15/36	325	311
Progress Energy, Inc.	7.100%	3/1/11	505	538
Progress Energy, Inc.	7.750%	3/1/31	350	423
Progress Energy, Inc.	7.000%	10/30/31	50	56
PSE&G Power LLC	7.750%	4/15/11	350	379
PSE&G Power LLC	6.950%	6/1/12	450	477
PSE&G Power LLC	5.500%	12/1/15	50	49
PSE&G Power LLC	8.625%	4/15/31	75	97
PSI Energy Inc.	5.000%	9/15/13	500	483
Public Service Co. of Colorado	4.375%	10/1/08	800	788
Public Service Co. of Colorado	7.875%	10/1/12	1,100	1,236
Public Service Co. of Colorado	5.500%	4/1/14	275	276

Puget Sound Energy Inc.	5.483%	6/1/35	100	91
Puget Sound Energy Inc.	6.274%	3/15/37	650	662
SCANA Corp.	6.875%	5/15/11	1,325	1,399
Southern California Edison Co.	5.000%	1/15/14	1,175	1,144

38

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Southern California Edison Co.	5.000%	1/15/16	575	557
Southern California Edison Co.	6.650%	4/1/29	250	268
Southern California Edison Co.	6.000%	1/15/34	175	178
Southern California Edison Co.	5.750%	4/1/35	225	222
Southern California Edison Co.	5.350%	7/15/35	125	116
Southern California Edison Co.	5.625%	2/1/36	125	121
Southern California Edison Co.	5.550%	1/15/37	1,400	1,340
Southern Power Co.	6.250%	7/15/12	175	181
Tampa Electric Co.	6.550%	5/15/36	400	424
Union Electric Co.	5.400%	2/1/16	300	293
Virginia Electric & Power Co.	5.400%	1/15/16	1,000	987
Virginia Electric & Power Co.	6.000%	1/15/36	350	349
Wisconsin Electric Power Co.	5.625%	5/15/33	175	173
Xcel Energy, Inc.	7.000%	12/1/10	125	132
Xcel Energy, Inc.	6.500%	7/1/36	425	447

Natural Gas (0.4%)
AGL Capital Corp.	7.125%	1/14/11	300	317
Atmos Energy Corp.	4.000%	10/15/09	400	385
Atmos Energy Corp.	4.950%	10/15/14	475	451
Boardwalk Pipelines LLC	5.500%	2/1/17	125	121
CenterPoint Energy Resources	7.875%	4/1/13	750	830
CenterPoint Energy Resources	6.150%	5/1/16	275	281
Consolidated Natural Gas	6.250%	11/1/11	950	983
Consolidated Natural Gas	5.000%	12/1/14	675	649
Duke Energy Field Services	7.875%	8/16/10	225	242
Duke Energy Field Services	8.125%	8/16/30	275	338
Energy Transfer Partners LP	5.650%	8/1/12	625	627
Energy Transfer Partners LP	5.950%	2/1/15	175	176
Energy Transfer Partners LP	6.125%	2/15/17	300	304
Energy Transfer Partners LP	6.625%	10/15/36	175	180
Enterprise Products Operating LP	4.950%	6/1/10	325	320
Enterprise Products Operating LP	5.600%	10/15/14	875	858
Enterprise Products Operating LP	6.875%	3/1/33	100	105
KeySpan Corp.	7.625%	11/15/10	100	108
KeySpan Corp.	8.000%	11/15/30	200	246
Kinder Morgan Energy Partners LP	7.125%	3/15/12	600	635
Kinder Morgan Energy Partners LP	5.000%	12/15/13	450	428
Kinder Morgan Energy Partners LP	5.125%	11/15/14	425	406
Kinder Morgan Energy Partners LP	7.300%	8/15/33	450	487
Kinder Morgan Energy Partners LP	5.800%	3/15/35	100	89
Kinder Morgan, Inc.	6.500%	9/1/12	1,375	1,383
Kinder Morgan, Inc.	6.400%	1/5/36	300	270
KN Energy, Inc.	7.250%	3/1/28	275	266
Magellan Midstream Partners, LP	5.650%	10/15/16	100	97
National Grid PLC	6.300%	8/1/16	1,050	1,090
ONEOK Inc.	5.200%	6/15/15	450	423
ONEOK Inc.	6.000%	6/15/35	225	205
ONEOK Partners, LP	5.900%	4/1/12	450	455
ONEOK Partners, LP	6.150%	10/1/16	725	735
ONEOK Partners, LP	6.650%	10/1/36	1,700	1,744
San Diego Gas & Electric	5.300%	11/15/15	225	222

San Diego Gas & Electric	5.350%	5/15/35	100	95

39

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sempra Energy	7.950%	3/1/10	20	21
Southern California Gas Co.	5.750%	11/15/35	350	351
Texas Gas Transmission	4.600%	6/1/15	500	460
Trans-Canada Pipelines	4.000%	6/15/13	675	621
Trans-Canada Pipelines	5.850%	3/15/36	450	438
				83,543
Total Corporate Bonds (Cost $1,325,193)				1,324,357
Sovereign Bonds (U.S. Dollar-Denominated) (2.6%)
African Development Bank	3.250%	8/1/08	850	828
Asian Development Bank	4.125%	9/15/10	200	195
Asian Development Bank	5.593%	7/16/18	1,700	1,754
Bayerische Landesbank	2.875%	10/15/08	450	432
Canadian Government	5.250%	11/5/08	275	277
China Development Bank	4.750%	10/8/14	575	552
China Development Bank	5.000%	10/15/15	175	170
Corp. Andina de Fomento	5.200%	5/21/13	375	369
Development Bank of Japan	4.250%	6/9/15	175	165
Eksportfinans	4.750%	12/15/08	1,300	1,291
Eksportfinans	5.500%	5/25/16	2,350	2,421
European Investment Bank	3.500%	3/14/08	1,300	1,278
European Investment Bank	3.875%	8/15/08	2,300	2,264
European Investment Bank	4.500%	2/17/09	125	124
European Investment Bank	4.000%	3/3/10	775	753
European Investment Bank	4.125%	9/15/10	1,500	1,456
European Investment Bank	5.250%	6/15/11	3,850	3,889
European Investment Bank	4.625%	5/15/14	3,025	2,948
Export-Import Bank of Korea	4.500%	8/12/09	175	171
Export-Import Bank of Korea	4.625%	3/16/10	175	171
Export-Import Bank of Korea	5.125%	3/16/15	400	388
Federation of Malaysia	8.750%	6/1/09	750	809
Federation of Malaysia	7.500%	7/15/11	1,425	1,548
Financement Quebec	5.000%	10/25/12	550	546
Hellenic Republic	6.950%	3/4/08	675	688
Instituto de Credito Oficial	6.000%	5/19/08	600	609
Inter-American Development Bank	3.375%	3/17/08	400	392
Inter-American Development Bank	5.375%	11/18/08	275	278
Inter-American Development Bank	5.625%	4/16/09	2,650	2,688
Inter-American Development Bank	8.500%	3/15/11	575	648
Inter-American Development Bank	4.375%	9/20/12	800	773
Inter-American Development Bank	4.250%	9/14/15	75	71
Inter-American Development Bank	7.000%	6/15/25	275	329
International Bank for
Reconstruction & Development	4.125%	6/24/09	1,025	1,007
International Bank for
Reconstruction & Development	4.125%	8/12/09	775	761
International Bank for
Reconstruction & Development	8.875%	3/1/26	450	640
International Finance Corp.	3.000%	4/15/08	1,050	1,023
Japan Bank International	4.750%	5/25/11	225	222
Japan Finance Corp.	5.875%	3/14/11	1,000	1,029
Japan Finance Corp.	4.625%	4/21/15	600	585

KFW International Finance Inc.	4.875%	10/19/09	1,350	1,346

40

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Korea Development Bank	3.875%	3/2/09	550	535
Korea Development Bank	4.750%	7/20/09	450	445
Korea Development Bank	4.625%	9/16/10	625	610
Korea Development Bank	5.750%	9/10/13	1,175	1,197
Korea Electric Power	7.750%	4/1/13	775	872
Kreditanstalt fur Wiederaufbau	3.750%	1/24/08	900	888
Kreditanstalt fur Wiederaufbau	4.625%	11/17/08	1,400	1,391
Kreditanstalt fur Wiederaufbau	5.250%	5/19/09	1,525	1,533
Kreditanstalt fur Wiederaufbau	4.250%	6/15/10	4,200	4,102
Kreditanstalt fur Wiederaufbau	4.625%	1/20/11	500	493
Kreditanstalt fur Wiederaufbau	4.125%	10/15/14	275	259
Kreditanstalt fur Wiederaufbau	5.125%	3/14/16	650	655
Landeskreditbank
Baden-Wuerttemberg-Foerderbank	4.250%	9/15/10	250	244
Landwirtschaftliche Rentenbank	3.250%	6/16/08	1,225	1,194
Landwirtschaftliche Rentenbank	3.875%	9/4/08	1,175	1,151
Landwirtschaftliche Rentenbank	5.250%	7/15/11	750	755
Landwirtschaftliche Rentenbank	4.875%	11/16/15	275	269
Nordic Investment Bank	3.125%	4/24/08	825	805
Oesterreichische Kontrollbank	4.250%	10/6/10	725	708
Oesterreichische Kontrollbank	4.500%	3/9/15	125	121
Ontario Hydro Electric	6.100%	1/30/08	350	354
Pemex Project Funding Master Trust	8.500%	2/15/08	675	697
Pemex Project Funding Master Trust	6.125%	8/15/08	525	530
Pemex Project Funding Master Trust	7.875%	2/1/09	1,350	1,413
Pemex Project Funding Master Trust	9.125%	10/13/10	525	590
Pemex Project Funding Master Trust	8.000%	11/15/11	700	773
Pemex Project Funding Master Trust	7.375%	12/15/14	60	66
Pemex Project Funding Master Trust	5.750%	12/15/15	1,735	1,729
Pemex Project Funding Master Trust	8.625%	2/1/22	500	618
Pemex Project Funding Master Trust	6.625%	6/15/35	1,450	1,485
People’s Republic of China	7.300%	12/15/08	175	182
People’s Republic of China	4.750%	10/29/13	375	368
Petrobras International Finance	9.750%	7/6/11	200	236
Province of British Columbia	5.375%	10/29/08	1,170	1,178
Province of Manitoba	7.500%	2/22/10	625	668
Province of Nova Scotia	5.750%	2/27/12	225	231
Province of Ontario	5.500%	10/1/08	2,875	2,895
Province of Ontario	3.625%	10/21/09	625	602
Province of Ontario	5.000%	10/18/11	525	523
Province of Ontario	4.750%	1/19/16	450	438
Province of Ontario	5.450%	4/27/16	1,575	1,613
Province of Quebec	5.750%	2/15/09	800	810
Province of Quebec	5.000%	7/17/09	1,375	1,370
Province of Quebec	6.125%	1/22/11	850	880
Province of Quebec	4.600%	5/26/15	275	263
Province of Quebec	5.125%	11/14/16	1,450	1,436
Province of Quebec	7.500%	9/15/29	1,075	1,358
Province of Saskatchewan	7.375%	7/15/13	200	225
Quebec Hydro Electric	6.300%	5/11/11	1,250	1,290
Quebec Hydro Electric	7.500%	4/1/16	1,200	1,382
Quebec Hydro Electric	8.050%	7/7/24	725	942

Region of Lombardy, Italy	5.804%	10/25/32	225	228

41

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Republic of Chile	7.125%	1/11/12	925	1,004
Republic of Chile	5.500%	1/15/13	175	178
Republic of Hungary	4.750%	2/3/15	1,100	1,043
Republic of Italy	3.750%	12/14/07	900	890
Republic of Italy	4.000%	6/16/08	100	99
Republic of Italy	6.000%	2/22/11	400	412
Republic of Italy	5.625%	6/15/12	6,550	6,684
Republic of Italy	4.500%	1/21/15	475	463
Republic of Italy	4.750%	1/25/16	225	218
Republic of Italy	5.250%	9/20/16	350	352
Republic of Italy	6.875%	9/27/23	2,100	2,438
Republic of Italy	5.375%	6/15/33	625	613
Republic of Korea	8.875%	4/15/08	725	755
Republic of Korea	4.250%	6/1/13	2,300	2,165
Republic of Korea	5.625%	11/3/25	250	250
Republic of Poland	6.250%	7/3/12	675	707
Republic of Poland	5.250%	1/15/14	500	503
Republic of South Africa	7.375%	4/25/12	1,100	1,187
Republic of South Africa	6.500%	6/2/14	325	341
Republic of South Africa	8.500%	6/23/17	500	606
State of Israel	4.625%	6/15/13	225	215
State of Israel	5.500%	11/9/16	950	949
Swedish Export Credit Corp.	4.125%	10/15/08	625	616
Swedish Export Credit Corp.	4.000%	6/15/10	450	435
United Mexican States	10.375%	2/17/09	265	292
United Mexican States	9.875%	2/1/10	975	1,104
United Mexican States	8.375%	1/14/11	4,650	5,178
United Mexican States	7.500%	1/14/12	203	223
United Mexican States	6.375%	1/16/13	266	280
United Mexican States	6.625%	3/3/15	47	51
United Mexican States	11.375%	9/15/16	100	144
United Mexican States	5.625%	1/15/17	3,425	3,432
United Mexican States	8.125%	12/30/19	1,100	1,345
United Mexican States	8.300%	8/15/31	2,350	3,024
United Mexican States	7.500%	4/8/33	275	325
United Mexican States	6.750%	9/27/34	1,925	2,089
Total Sovereign Bonds (Cost $124,116)				124,098
Taxable Municipal Bonds (0.2%)
Illinois (Taxable Pension) GO	4.950%	6/1/23	400	383
Illinois (Taxable Pension) GO	5.100%	6/1/33	4,700	4,499
Kansas Dev. Finance Auth. Rev.
(Public Employee Retirement System)	5.501%	5/1/34	675	677
New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/29	500	617
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	10	9
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	290	274
Oregon (Taxable Pension) GO	5.762%	6/1/23	225	234
Oregon (Taxable Pension) GO	5.892%	6/1/27	450	471
Oregon School Board Assn.	4.759%	6/30/28	300	276
Oregon School Board Assn.	5.528%	6/30/28	100	100
Wisconsin Public Service Rev.	4.800%	5/1/13	275	270

Wisconsin Public Service Rev.	5.700%	5/1/26	275	285
Total Taxable Municipal Bonds (Cost $8,101)				8,095

42

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.2%)
[5] Vanguard Market Liquidity Fund, 5.294%	11,589	11,589
Total Temporary Cash Investment (Cost $11,589)		11,589
Total Investments (100.4%) (Cost $4,855,609)		4,846,900
Other Assets and Liabilities (–0.4%)
Other Assets		105,203
Liabilities		(125,870)
		(20,667)
Net Assets (100%)
Applicable to 95,914,198 outstanding $.001
par value shares of beneficial interest (unlimited authorization)		4,826,233
Net Asset Value Per Share		$50.32

At December 31, 2006, net assets consisted of:[6]

	Amount	Per
	($000)	Share
Paid-in Capital	4,853,326	$50.60
Overdistributed Net Investment Income	(2,335)	(.02)
Accumulated Net Realized Losses	(15,981)	(.17)
Unrealized Depreciation
Investment Securities	(8,709)	(.09)
Swap Contracts	(68)	—
Net Assets	4,826,233	$50.32

• See Note A in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Adjustable-rate note.

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate value of these securities was $7,386,000, representing 0.2% of net asstes.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

GO—General Obligation Bond.

REIT—Real Estate Investment Trust.

43

Statement of Operations

Year Ended
December 31, 2006
($000)
Investment Income
Income
Interest[1]	196,600
Security Lending	4
Total Income	196,604
Expenses
The Vanguard Group—Note B
Management and Administrative	1,916
Total Expenses	1,916
Net Investment Income	194,688
Realized Net Gain (Loss)
Investment Securities Sold	(12,978)
Swap Contracts	3,125
Realized Net Gain (Loss)	(9,853)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(6,984)
Swap Contracts	(637)
Change in Unrealized Appreciation (Depreciation)	(7,621)
Net Increase (Decrease) in Net Assets Resulting from Operations	177,214

1 Interest income from an affiliated company of the fund was $2,554,000.

44

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	194,688	61,023
Realized Net Gain (Loss)	(9,853)	(3,580)
Change in Unrealized Appreciation (Depreciation)	(7,621)	(14,165)
Net Increase (Decrease) in Net Assets Resulting from Operations	177,214	43,278
Distributions
Net Investment Income	(198,594)	(60,622)
Realized Capital Gain	—	—
Total Distributions	(198,594)	(60,622)
Capital Share Transactions—Note E
Issued	2,098,246	1,954,781
Issued in Lieu of Cash Distributions	183,996	48,683
Redeemed	(295,286)	(295,136)
Net Increase (Decrease) from Capital Share Transactions	1,986,956	1,708,328
Total Increase (Decrease)	1,965,576	1,690,984
Net Assets
Beginning of Period	2,860,657	1,169,673
End of Period[1]	4,826,233	2,860,657

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($2,335,000) and $0.

45

Financial Highlights

Institutional Total Bond Market Index Fund

					April 26[1] to
	Year Ended December 31,				Dec. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$50.79	$51.79	$51.80	$51.89	$50.00
Investment Operations
Net Investment Income	2.540	2.263	2.104	1.952	1.701
Net Realized and Unrealized Gain (Loss) on Investments	(.429)	(1.007)	.106	.133	1.891
Total from Investment Operations	2.111	1.256	2.210	2.085	3.592
Distributions
Dividends from Net Investment Income	(2.581)	(2.256)	(2.193)	(1.997)	(1.690)
Distributions from Realized Capital Gains	—	—	(.027)	(.178)	(.012)
Total Distributions	(2.581)	(2.256)	(2.220)	(2.175)	(1.702)
Net Asset Value, End of Period	$50.32	$50.79	$51.79	$51.80	$51.89

Total Return	4.30%	2.47%	4.36%	4.08%	7.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,826	$2,861	$1,170	$1,185	$1,005
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%*
Ratio of Net Investment Income to
Average Net Assets	5.08%	4.47%	4.08%	3.81%	4.57%*
Portfolio Turnover Rate[2]	63%	68%	88%	91%	68%

1 Inception.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Notes to Financial Statements

Vanguard Institutional Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is offered to investors who meet certain administrative and servicing criteria and invest a minimum of $100 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Swap Contracts: The fund has entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risk associated with total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

47

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral (cash or U.S. government and agency securities) at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, and/or fees received from borrowers, less expenses associated with the loan.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains on swap contracts of $1,571,000 have been reclassified from accumulated net realized losses to overdistributed net investment income. Taxable income on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month. At December 31, 2006, the fund had $2,335,000 of net swap losses available to reduce ordinary income dividends to shareholders.

For tax purposes, at December 31, 2006, the fund had available realized losses of $15,969,000 to offset future net capital gains of $2,064,000 through December 13, 2013, $13,397,000 through December 31, 2014, and $508,000 through December 31, 2015.

At December 31, 2006, the cost of investment securities for tax purposes was $4,855,620,000. Net unrealized depreciation of investment securities for tax purposes was $8,720,000, consisting of unrealized gains of $15,937,000 on securities that had risen in value since their purchase and $24,657,000 in unrealized losses on securities that had fallen in value since their purchase.

48

At December 31, 2006, the fund had the following open swap contracts:

Total Return Swaps
				Unrealized
		Notional	Floating	Appreciation
		Amount	Interest Rate	(Depreciation)
Reference Entity/Termination Date	Dealer[1]	($000)	Paid[2]	($000)
Commercial Mortgage-Backed Securities Index
1/31/07	BA	16,000	5.272%	—
1/31/07	BA	14,000	5.322	—
2/28/07	BA	11,000	5.242	—
2/28/07	BA	14,000	5.262	—
2/28/07	LEH	10,000	5.276	—
3/31/07	BA	25,000	5.270	—
3/31/07	LEH	10,000	5.343	—
4/30/07	BA	25,000	5.252	—
4/30/07	LEH	14,000	5.326	—
4/30/07	LEH	20,000	5.251	—
5/31/07	BA	11,000	5.242	—
5/31/07	BA	44,000	5.302	—
Federal National Mortgage Assn., 5.00% 15-Year
1/31/07	UBS	3,000	5.216	(5)
Federal National Mortgage Assn., 6.50% 30-Year
1/31/07	UBS	12,000	5.146	(55)
Federal Home Loan Mortgage Corp., 5.50% 30-Year
1/31/07	UBS	10,000	5.046	1
Federal Home Loan Mortgage Corp., 6.00% 30-Year
1/31/07	UBS	18,000	5.146	8
1/31/07	UBS	17,000	5.146	(17)
				(68)

1 BA—Bank of America.

LEH—Lehman Brothers Special Financing Inc.

UBS—UBS Warburg.

2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

49

D. During the year ended December 31, 2006, the fund purchased $668,912,000 of investment securities and sold $293,125,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,302,020,000 and $1,957,943,000, respectively.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	41,822	38,513
Issued in Lieu of Cash Distributions	3,674	952
Redeemed	(5,906)	(5,725)
Net Increase (Decrease) in Shares Outstanding	39,590	33,740

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending December 31, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

50

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Institutional Index Funds and the Shareholders of Vanguard Institutional Total Bond Market Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Total Bond Market Index Fund (one of the funds constituting Vanguard Institutional Index Funds, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

51

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Institutional Total Bond Market Index Fund	6/30/2006	12/31/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$1,051.62	$0.26
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.95	0.26

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.05%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

52

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

53

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board,
Trustee since May 1987;	Chief E xecutive Officer, and Director/Trustee of The Vanguard Group, Inc.,
Chairman of the Board and	and of each of the investment companies served by The Vanguard Group.
Chief Executive Officer
145 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners
Trustee since January 2001	(pro bono ventures in education); Senior Advisor to Greenwich Associates
145 Vanguard Funds Overseen	(international business strategy consulting); Successor Trustee of Yale
University; Overseer of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief
Trustee since December 2001[2]	Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the
145 Vanguard Funds Overseen	American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences,
145 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of the
University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University Center for Human Values
(1990–2004), Princeton University; Director of Carnegie Corporation of New York
since 2005 and of Schuylkill River Development Corporation and Greater
Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
145 Vanguard Funds Overseen	Officer(1997–2005), and Member of the Executive Committee of Johnson &
Johnson(pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean, Director
145 Vanguard Funds Overseen	of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) since 2003; Chair of the
Investment Committee of HighVista Strategies LLC (private investment firm) since
2005; Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates(1985–2004), Genbel Securities Limited (South
African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam,
Ltd. (South African insurance company) (2001–2003), and Stockback, Inc.
(credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President,
Trustee since January 1993	Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/
145 Vanguard Funds Overseen	housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
145 Vanguard Funds Overseen	(diesel engines), MeadWestvaco Corp. (packaging products), and
AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt
University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since
145 Vanguard Funds Overseen	2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Principal of The Vanguard Group
(1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.; Treasurer of each of the investment companies served by The
145 Vanguard Funds Overseen	Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
respective owners.
Institutional Investor Services >800-523-1036

Text Telephone for the
Hearing Impaired > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
This material may be used in conjunction	Vanguard at 800-662-2739. They are also available from
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3370 022007

Vanguard® Institutional
Total Stock Market Index Fund

> Annual Report

December 31, 2006

> During 2006, Vanguard Institutional Total Stock Market Index Fund closely tracked its target index. The fund’s Institutional Shares returned 15.7%, and the Institutional Plus Shares returned 15.8%.

> Value stocks outdistanced growth stocks during the period. The financials and energy sectors did particularly well, while gains in the health care and information technology sectors were more modest.

> With its low costs and broad diversification, the fund demonstrated the advantages of indexing across the entire stock market.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	6
Performance Summary	7
Financial Statements	9
About Your Fund’s Expenses	53
Glossary	55

Institutional Total Stock Market Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2006
Total
Returns
Vanguard Institutional Total Stock Market Index Fund
Institutional Shares[1]	15.7%
Institutional Plus Shares[2]	15.8
MSCI® US Broad Market Index	15.7
Average Multi-Cap Core Fund[3]	13.3

Your Fund’s Performance at a Glance
December 31, 2005–December 31, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Institutional
Total Stock Market Index Fund
Institutional Shares	$27.00	$30.71	$0.501	$0.000
Institutional Plus Shares	27.00	30.71	0.506	0.000

1 This class of shares carries low expenses and is available for a minimum investment of $100 million.

2 This class of shares also carries low expenses and is available for a minimum investment of $200 million.

3 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Spurred by strong fourth-quarter gains, the U.S. stock market finished 2006 with a flourish. The Morgan Stanley Capital International® (MSCI®) US Broad Market Index returned a robust 15.7% for the year.

Vanguard Institutional Total Stock Market Index Fund fulfilled its objective of closely tracking its target index. During the period, the fund outperformed the average return of its peer group by more than 2 percentage points.

Strong second half pushed stocks to new high

Beginning in mid-July, stocks climbed steadily through the remainder of the year, with the Dow Jones Industrial Average setting a record high on December 27. Despite a soft housing sector and ongoing troubles within the U.S. auto industry, the economy continued to grow and corporate profits remained strong.

For the year, small-capitalization stocks beat out large-cap issues, and value stocks outperformed their growth-oriented counterparts. International stocks continued to best domestic equities, particularly in emerging markets and Europe. A declining dollar further enhanced returns abroad for U.S.-based investors.

Bond returns remained modest as the Fed paused its rate hikes

The Federal Reserve Board extended its money-tightening campaign during the first half of the year, raising its target for the federal funds rate four times. The Fed then paused, leaving the target rate unchanged at 5.25% for the rest of the year, and inflation fears eased. Bond yields declined in the second half of the year, and short-term yields were higher than longer-term yields.

Fixed income returns for 2006 were modest, with the broad taxable bond market returning 4.3%, and municipal bonds providing 4.8%.

The fund performed well in 2006

A robust fourth quarter brought the 2006 stock market to a close with healthy gains. Throughout the year, Vanguard Institutional

Total Stock Market Index Fund closely tracked the performance of its target index. The one-year return of 15.7% for the fund’s Institutional Shares reflected the fund’s exposure to the entire market, including the strong relative performance of mid- and small-cap stocks. For the 12 months, the fund’s strategy of investing across the broad market proved to be advantageous.

Among the fund’s holdings, the rallying financials and energy sectors made the most significant contributions to the fund’s performance. Within financials, investment banks showed strong gains, while oil and natural gas producers benefited from increased demand and higher prices, boosting the energy sector.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.5%	11.0%	6.8%
Russell 2000 Index (Small-caps)	18.4	13.6	11.4
Dow Jones Wilshire 5000 Index (Entire market)	15.9	11.5	7.6
MSCI All Country World Index ex USA (International)	27.2	21.8	16.9

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	4.3%	3.7%	5.1%
Lehman Municipal Bond Index	4.8	4.3	5.5
Citigroup 3-Month Treasury Bill Index	4.8	3.0	2.3

CPI
Consumer Price Index	2.5%	3.1%	2.7%

Another double-digit performer was the consumer discretionary sector, where retailers, cable television suppliers, and entertainment companies all advanced. Telecommunication services, one of the portfolio’s smallest sectors, posted the highest gain (37%) for the year.

All ten industry sectors in the portfolio turned in positive returns, although gains for the health care and information technology groups were comparatively modest—health care stocks gained 7%, while the information technology sector returned 9% for the year. Within tech, a number of semiconductor manufacturers and Internet companies had tough years, among them Intel, Yahoo!, and eBay. Within health care, providers and services firms had a weak year.

Long-term returns show the value of indexing

Indexing is meant to be a long-term approach, and as you can see in the accompanying table on page 5, the fund’s market-matching strategy has proven its value over the longer term. From 2001 through year-end 2006, both share classes of the portfolio have produced average annual returns exceeding those of the average multi-cap core fund—an imperfect benchmark for institutional portfolios, but a standard that helps illustrate the power of broad market indexing.

For instance, for the Institutional Plus Shares, the fund’s seemingly modest outperformance in return would have translated into a difference of about $14.6 million in the ending value of a hypothetical $200,000,000 investment made on May 31, 2001.

This result is consistent with our long-term goals for indexing—namely, to offer shareholders diversification, low trading and operating costs, and the advantage of being fully invested in stocks. Much of the credit for your fund’s track record goes to the fund’s manager, Vanguard Quantitative Equity Group, which uses proprietary portfolio-construction and trading strategies that have kept the fund’s returns in lockstep with the index. This is no simple feat when you consider that the fund has operating and transaction costs, while the index has none.

Indexing is a proven strategy

Although indexing’s benefits become especially clear over time, its virtues are often evident in the short run, too. The 2006 performance of Vanguard Institutional Total Stock Market Index Fund was particularly gratifying.

Still, it’s important to recognize that there will occasionally be years when your fund’s actively managed competitors outperform. In these missives, we routinely stress to investors that neither under- nor outperformance in the short term is all that meaningful. On the contrary, we always encourage our shareholders to evaluate their investments from a long-term perspective.

For our institutional clients, we believe the Institutional Total Stock Market Index Fund is one of the most practical ways to capitalize on the broad market’s long-term potential. As a core component in a portfolio that may also include actively managed strategies, the Institutional Total Stock Market Index Fund serves you well as a low-cost, long-term holding.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

January 15, 2007

Total Returns
	August 31, 2001[1], through December 31, 2006
		Final Value of a
	Average	$100,000,000
	Annual Return	Initial Investment
Institutional Total Stock Market Index Fund Institutional Shares	7.6%	$147,769,124
Spliced Institutional Total Stock Market Index[2]	7.5	147,418,630
Average Multi-Cap Core Fund[3]	6.4	139,004,235

	May 31, 2001[1], through December 31, 2006
		Final Value of a
	Average	$200,000,000
	Annual Return	Initial Investment
Institutional Total Stock Market Index Fund Institutional Plus Shares	5.5%	$269,111,428
Spliced Institutional Total Stock Market Index[2]	5.4	267,855,454
Average Multi-Cap Core Fund[3]	4.4	254,559,516

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Share-class inception.

2 Dow Jones Wilshire 5000 Index through April 8, 2005; MSCI US Broad Market Index thereafter.

3 Derived from data provided by Lipper Inc.

Fund Profile

As of December 31, 2006

Portfolio Characteristics
		Target
	Fund	Index[1]
Number of Stocks	3,355	3,968
Median Market Cap	$31.2B	$31.2B
Price/Earnings Ratio	18.0x	18.0x
Price/Book Ratio	2.8x	2.8x
Yield		1.7%
Institutional Shares	1.6%
Institutional Plus Shares	1.6%
Return on Equity	17.8%	17.9%
Earnings Growth Rate	18.4%	18.5%
Foreign Holdings	0.1%	0.1%
Turnover Rate	8%	—
Expense Ratio		—
Institutional Shares	0.045%
Institutional Plus Shares	0.025%
Short-Term Reserves	0%	—

Sector Diversification (% of portfolio)
		Target
	Fund	Index[1]
Consumer Discretionary	12%	12%
Consumer Staples	8	8
Energy	9	9
Financials	23	23
Health Care	12	12
Industrials	11	11
Information Technology	15	15
Materials	3	3
Telecommunication Services	3	3
Utilities	4	4

Volatility Measures[2]
Fund Versus
Spliced Index[3]
R-Squared	1.00
Beta	1.00

Ten Largest Holdings[4] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	2.8%
General Electric Co.	industrial
	conglomerates	2.4
Citigroup, Inc.	diversified financial
	services	1.7
Microsoft Corp.	systems software	1.7
Bank of America Corp.	diversified financial
	services	1.5
The Procter & Gamble Co.	household products	1.3
Johnson & Johnson	pharmaceuticals	1.2
Pfizer Inc.	pharmaceuticals	1.2
Altria Group, Inc.	tobacco	1.1
JPMorgan Chase & Co.	diversified financial
	services	1.0
Top Ten		15.9%

Investment Focus

1 MSCI US Broad Market Index.

2 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 55.

3 Dow Jones Wilshire 5000 Index through April 8, 2005; MSCI US Broad Market Index thereafter.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2001–December 31, 2006

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended December 31, 2006			Final Value of a
	One	Five	Since	$100,000,000
	Year	Years	Inception[1]	Investment
Institutional Total Stock Market Index Fund Institutional Shares	15.74%	7.63%	7.59%	$147,769,124
Spliced Institutional Total Stock Market Index[2]	15.72	7.59	7.55	147,418,630
Average Multi-Cap Core Fund[3]	13.31	6.39	6.37	139,004,235

				Final Value of a
	One	Five	Since	$200,000,000
	Year	Years	Inception[1]	Investment
Institutional Total Stock Market Index
Fund Institutional Plus Shares	15.76%	7.66%	5.46%	$269,111,428
Spliced Institutional Total Stock Market Index[2]	15.72	7.59	5.37	267,855,454

1 Inception dates are: for Institutional Shares, August 31, 2001; for Institutional Plus Shares, May 31, 2001.

2 Dow Jones Wilshire 5000 through April 8, 2005; MSCI US Broad Market Index thereafter.

3 Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): August 31, 2001–December 31, 2006

1 Dow Jones Wilshire 5000 Index through April 8, 2005; MSCI US Broad Market Index thereafter.

Note: See Financial Highlights tables on pages 47 and 48 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of December 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (11.6%)
	Time Warner, Inc.	1,377,285	29,997
	Home Depot, Inc.	716,373	28,771
*	Comcast Corp. Class A	672,353	28,461
	The Walt Disney Co.	688,167	23,583
	McDonald’s Corp.	418,810	18,566
	News Corp., Class A	827,476	17,774
	Target Corp.	282,463	16,115
	Lowe’s Cos., Inc.	506,398	15,774
*	Starbucks Corp.	262,071	9,283
*	Viacom Inc. Class B	216,680	8,890
	The McGraw-Hill Cos., Inc.	122,008	8,299
	Carnival Corp.	152,042	7,458
	CBS Corp.	236,312	7,368
	Federated Department
	Stores, Inc.	190,838	7,277
*	Kohl’s Corp.	106,263	7,272
	Best Buy Co., Inc.	142,619	7,015
	Staples, Inc.	251,810	6,723
	Harley-Davidson, Inc.	90,891	6,405
	NIKE, Inc. Class B	63,102	6,249
	Omnicom Group Inc.	59,584	6,229
	J.C. Penney Co., Inc.
	(Holding Co.)	77,380	5,986
	Johnson Controls, Inc.	67,777	5,823
	Clear Channel
	Communications, Inc.	163,427	5,808
*	DIRECTV Group, Inc.	232,878	5,808
	Marriott International, Inc.
	Class A	119,090	5,683
	Yum! Brands, Inc.	93,882	5,520
*	Coach, Inc.	126,837	5,449
	International Game
	Technology	117,642	5,435
*	Sears Holdings Corp.	30,314	5,091
	Harrah’s Entertainment, Inc.	61,199	5,062
*	Liberty Media-Interactive A	232,420	5,013
	Gannett Co., Inc.	81,973	4,956

	General Motors Corp.	156,834	4,818
	Starwood Hotels & Resorts
	Worldwide, Inc.	75,488	4,718
	Ford Motor Co.	627,332	4,711
*	Liberty Media Capital A	46,668	4,573
	Fortune Brands, Inc.	52,328	4,468
	TJX Cos., Inc.	155,831	4,444
	Hilton Hotels Corp.	127,027	4,433
*	Amazon.com, Inc.	108,890	4,297
	The Gap, Inc.	202,241	3,944
*	Office Depot, Inc.	98,181	3,748
*	Bed Bath & Beyond, Inc.	97,876	3,729
	Limited Brands, Inc.	123,248	3,567
	Nordstrom, Inc.	71,186	3,512
*	Las Vegas Sands Corp.	37,000	3,311
	Mattel, Inc.	131,022	2,969
	Genuine Parts Co.	59,570	2,825
	Newell Rubbermaid, Inc.	95,992	2,779
*	EchoStar Communications
	Corp. Class A	71,605	2,723
*	Univision
	Communications Inc.	74,832	2,651
*	IAC/InterActiveCorp	70,971	2,637
	D. R. Horton, Inc.	97,715	2,588
	Eastman Kodak Co.	99,565	2,569
	Sherwin-Williams Co.	40,148	2,553
*	MGM Mirage, Inc.	44,214	2,536
	VF Corp.	30,849	2,532
	Pulte Homes, Inc.	75,477	2,500
	H & R Block, Inc.	107,134	2,468
	NTL Inc.	95,828	2,419
	Centex Corp.	41,199	2,318
	Lennar Corp. Class A	43,979	2,307
	^Garmin Ltd.	41,412	2,305
	Whirlpool Corp.	27,259	2,263
*	AutoZone Inc.	19,349	2,236
*	Wyndham Worldwide Corp.	69,453	2,224
	Harman International
	Industries, Inc.	22,107	2,209
	American Eagle Outfitters, Inc.	69,721	2,176
	Abercrombie & Fitch Co.	30,575	2,129

			Market
			Value•
		Shares	($000)
	Cablevision Systems NY
	Group Class A	74,483	2,121
	Black & Decker Corp.	25,795	2,063
*	Liberty Global, Inc. Class A	68,265	1,990
*	Apollo Group, Inc. Class A	50,960	1,986
*	CarMax, Inc.	36,950	1,982
	Tim Hortons, Inc.	67,225	1,947
	Darden Restaurants Inc.	48,141	1,934
	Tiffany & Co.	48,788	1,914
*	Interpublic Group of
	Cos., Inc.	153,594	1,880
*	Lamar Advertising Co.
	Class A	28,522	1,865
*	Liberty Global, Inc. Series C	64,848	1,816
	Royal Caribbean Cruises, Ltd.	43,416	1,797
*	Expedia, Inc.	84,666	1,776
	Tribune Co.	55,443	1,707
	Polo Ralph Lauren Corp.	21,455	1,666
	Dollar General Corp.	103,190	1,657
	Wynn Resorts Ltd.	17,551	1,647
	Liz Claiborne, Inc.	36,036	1,566
*	^Sirius Satellite Radio, Inc.	440,278	1,559
	E.W. Scripps Co. Class A	30,949	1,546
*	R.H. Donnelley Corp.	24,488	1,536
	Leggett & Platt, Inc.	62,735	1,499
	Family Dollar Stores, Inc.	49,932	1,465
	Ross Stores, Inc.	49,606	1,453
*	Idearc Inc.	50,613	1,450
	Washington Post Co. Class B	1,930	1,439
	Station Casinos, Inc.	17,589	1,436
*	Discovery Holding Co.
	Class A	88,661	1,427
*	Mohawk Industries, Inc.	18,786	1,406
	PetSmart, Inc.	48,646	1,404
	Hasbro, Inc.	51,263	1,397
	KB Home	27,094	1,389
*	XM Satellite Radio
	Holdings, Inc.	93,498	1,351
	ServiceMaster Co.	101,421	1,330
	Jones Apparel Group, Inc.	39,204	1,311
	Advance Auto Parts, Inc.	36,663	1,304
*	Toll Brothers, Inc.	40,267	1,298
	OfficeMax, Inc.	25,873	1,285
	Brinker International, Inc.	42,537	1,283
	The Stanley Works	25,437	1,279
*	Chico’s FAS, Inc.	61,280	1,268
	Foot Locker, Inc.	54,347	1,192
	BorgWarner, Inc.	20,011	1,181
*	The Goodyear Tire
	& Rubber Co.	55,767	1,171
	^New York Times Co.
	Class A	47,317	1,152

	Circuit City Stores, Inc.	60,451	1,147
*	AutoNation, Inc.	51,868	1,106
	Wendy’s International, Inc.	33,193	1,098
*	Comcast Corp. Special
	Class A	26,044	1,091
*	O’Reilly Automotive, Inc.	33,790	1,083
*	Penn National Gaming, Inc.	25,623	1,066
	Williams-Sonoma, Inc.	33,601	1,056
	Service Corp. International	102,264	1,048
*	NVR, Inc.	1,609	1,038
*	Dollar Tree Stores, Inc.	34,432	1,036
	Brunswick Corp.	32,420	1,034
	Claire’s Stores, Inc.	30,869	1,023
*	ITT Educational Services, Inc.	14,834	985
	Phillips-Van Heusen Corp.	19,248	966
*	GameStop Corp. Class B	17,269	946
	Snap-On Inc.	19,363	922
	OSI Restaurant Partners, Inc.	23,427	918
*	Big Lots Inc.	39,871	914
	Weight Watchers
	International, Inc.	17,095	898
	Boyd Gaming Corp.	19,670	891
	The McClatchy Co. Class A	19,357	838
	Ryland Group, Inc.	15,324	837
*	AnnTaylor Stores Corp.	25,466	836
*	Laureate Education Inc.	17,070	830
*	Career Education Corp.	33,190	822
*	Urban Outfitters, Inc.	34,546	796
*	Hanesbrands Inc.	33,311	787
	Dillard’s Inc.	22,406	784
	Barnes & Noble, Inc.	19,549	776
*	Payless ShoeSource, Inc.	23,642	776
	RadioShack Corp.	45,207	759
*	Getty Images, Inc.	17,690	757
	Gentex Corp.	48,486	754
*	Jarden Corp.	21,213	738
*	Gaylord Entertainment Co.	14,279	727
*	Scientific Games Corp.	23,875	722
*	Rent-A-Center, Inc.	24,428	721
	Saks Inc.	40,402	720
	Meredith Corp.	12,756	719
	Dow Jones & Co., Inc.	18,871	717
	SCP Pool Corp.	18,039	707
	Orient-Express Hotel Ltd.	14,800	700
	Lear Corp.	23,556	696
*	Aztar Corp.	12,659	689
*	NutriSystem Inc.	10,700	678
	MDC Holdings, Inc.	11,850	676
*	Quiksilver, Inc.	42,785	674
	^Polaris Industries, Inc.	14,098	660
*	The Cheesecake Factory Inc.	26,429	650
*	Jack in the Box Inc.	10,610	648
	Men’s Wearhouse, Inc.	16,856	645

	Beazer Homes USA, Inc.	13,663	642
*	Dick’s Sporting Goods, Inc.	13,066	640
	Applebee’s International, Inc.	25,911	639
	Regis Corp.	15,788	624
	Standard Pacific Corp.	22,379	600
	DeVry, Inc.	21,175	593

			Market
			Value•
		Shares	($000)
*	Marvel Entertainment, Inc.	21,997	592
	Sotheby’s	18,820	584
*	Panera Bread Co.	10,434	583
*	Sonic Corp.	24,226	580
*	Charming Shoppes, Inc.	42,737	578
*	Aeropostale, Inc.	18,380	567
*	Timberland Co.	17,939	567
	Ruby Tuesday, Inc.	20,553	564
	Thor Industries, Inc.	12,806	563
	Belo Corp. Class A	30,301	557
*	Pinnacle Entertainment, Inc.	16,677	553
	International Speedway Corp.	10,784	550
*	Under Armour, Inc.	10,822	546
	Choice Hotel
	International, Inc.	12,823	540
*	priceline.com, Inc.	12,137	529
	Wolverine World Wide, Inc.	18,557	529
*	Tractor Supply Co.	11,806	528
	Reader’s Digest
	Association, Inc.	31,466	525
*	The Children’s Place
	Retail Stores, Inc.	8,143	517
	John Wiley & Sons Class A	13,206	508
	Strayer Education, Inc.	4,735	502
	Harte-Hanks, Inc.	17,905	496
*	Life Time Fitness, Inc.	10,159	493
*	Pacific Sunwear of
	California, Inc.	24,976	489
	Borders Group, Inc.	21,680	485
	CBRL Group, Inc.	10,813	484
*	Coldwater Creek Inc.	19,717	483
	Bob Evans Farms, Inc.	14,017	480
*	Zale Corp.	16,900	477
	The Yankee Candle Co., Inc.	13,849	475
*	CEC Entertainment Inc.	11,785	474
*	Guitar Center, Inc.	10,339	470
*	Netflix.com, Inc.	17,791	460
*	Tween Brands, Inc.	11,406	455
	Brown Shoe Co., Inc.	9,493	453
	Arbitron Inc.	10,266	446
*	Charter
	Communications, Inc.	145,096	444
	Group 1 Automotive, Inc.	8,562	443
*	The Gymboree Corp.	11,592	442
	American Greetings Corp.
	Class A	18,463	441
	Matthews International Corp.	11,196	441
*	Live Nation	19,503	437
	Catalina Marketing Corp.	15,653	430
*	Blockbuster Inc. Class A	81,346	430
*	DreamWorks Animation
	SKG, Inc.	14,576	430

*	Corinthian Colleges, Inc.	30,912	421
	Lee Enterprises, Inc.	13,505	419
*	Bally Technologies Inc.	22,388	418
*	Hibbett Sporting Goods, Inc.	13,543	413
*	Hovnanian Enterprises Inc.
	Class A	12,156	412
	Triarc Cos., Inc. Class B	20,328	407
	Ethan Allen Interiors, Inc.	11,211	405
	Jackson Hewitt Tax
	Service Inc.	11,900	404
*	The Warnaco Group, Inc.	15,886	403
	Tupperware Corp.	17,669	399
*	Carter’s, Inc.	15,196	387
	ADVO, Inc.	11,570	377
	Callaway Golf Co.	25,968	374
	Winnebago Industries, Inc.	11,180	368
*	Bright Horizons Family
	Solutions, Inc.	9,476	366
*	Rare Hospitality
	International Inc.	11,046	364
*	Meritage Corp.	7,514	359
*	The Dress Barn, Inc.	15,314	357
	Entercom
	Communications Corp.	12,670	357
*	Tenneco Automotive, Inc.	14,329	354
*	Deckers Outdoor Corp.	5,900	354
*	Visteon Corp.	41,447	351
*	Fossil, Inc.	15,250	344
	IHOP Corp.	6,441	338
*	LKQ Corp.	14,596	336
	ArvinMeritor, Inc.	18,356	335
	CKE Restaurants Inc.	18,089	333
*	Scholastic Corp.	9,260	332
	American Axle &
	Manufacturing Holdings, Inc.	17,468	332
*	P.F. Chang’s China Bistro, Inc.	8,358	321
*	Iconix Brand Group Inc.	16,486	320
*	Cabela’s Inc.	13,200	319
*	RC2 Corp.	7,182	316
	Warner Music Group Corp.	13,553	311
*	Shuffle Master, Inc.	11,807	309
*	Steiner Leisure Ltd.	6,798	309
*	CSK Auto Corp.	18,006	309
*	Charlotte Russe Holding Inc.	10,005	308
*	Select Comfort Corp.	17,600	306
*	California Pizza Kitchen, Inc.	9,179	306
	The Stride Rite Corp.	20,057	302
	Aaron Rents, Inc.	10,400	299
*	Vail Resorts Inc.	6,572	295
	Landry’s Restaurants, Inc.	9,758	294
*	Guess ?, Inc.	4,599	292
	Asbury Automotive
	Group, Inc.	12,324	290

	Regal Entertainment Group
	Class A	13,563	289
*	Tempur-Pedic
	International Inc.	13,978	286
	Ameristar Casinos, Inc.	9,300	286
	The Buckle, Inc.	5,563	283

			Market
			Value•
		Shares	($000)
*	Gemstar-TV Guide
	International, Inc.	70,528	283
	Kellwood Co.	8,600	280
*	TRW Automotive
	Holdings Corp.	10,773	279
	Domino’s Pizza, Inc.	9,930	278
*	RCN Corp.	9,221	278
*	Buffalo Wild Wings Inc.	5,200	277
*	GameStop Corp. Class A	4,972	274
*	Helen of Troy Ltd.	11,272	273
	Modine Manufacturing Co.	10,857	272
	Cooper Tire & Rubber Co.	18,948	271
*	^Build-A-Bear-Workshop, Inc.	9,559	268
*	J. Crew Group, Inc.	6,900	266
*	Aftermarket
	Technology Corp.	12,449	265
	Ambassadors
	International, Inc.	5,709	260
*	LodgeNet
	Entertainment Corp.	10,400	260
	Cato Corp. Class A	11,358	260
	Building Materials
	Holding Corp.	10,512	260
*	Mediacom
	Communications Corp.	31,881	256
	K-Swiss, Inc.	8,288	255
*	Perry Ellis International Corp.	6,119	251
*	99 Cents Only Stores	20,558	250
	United Auto Group, Inc.	10,400	245
*	Isle of Capri Casinos, Inc.	9,200	245
*	Genesco, Inc.	6,500	242
	Churchill Downs, Inc.	5,651	242
*	AFC Enterprises, Inc.	13,665	241
	Sonic Automotive, Inc.	8,313	241
*	Coinstar, Inc.	7,713	236
*	Interface, Inc.	16,580	236
	Furniture Brands
	International Inc.	14,484	235
*	Cache, Inc.	9,300	235
*	A.C. Moore Arts & Crafts, Inc.	10,814	234
*	Champion Enterprises, Inc.	25,032	234
	Citadel Broadcasting Corp.	23,500	234
	Columbia Sportswear Co.	4,170	232
*	O’Charley’s Inc.	10,700	228
*	VistaPrint Ltd.	6,834	226
	^La-Z-Boy Inc.	19,039	226
	Oxford Industries, Inc.	4,540	225
	Bandag, Inc.	4,469	225
	Christopher & Banks Corp.	11,988	224
	Oakley, Inc.	11,019	221
	Cherokee Inc.	5,148	221
*	Cox Radio, Inc.	13,522	220

	Steven Madden, Ltd.	6,257	220
*	Applica Inc.	27,344	218
*	Retail Ventures, Inc.	11,469	217
	Books-a-Million Inc.	9,500	215
*	WMS Industries, Inc.	6,155	215
*	^Avatar Holding, Inc.	2,634	213
*	Valassis
	Communications, Inc.	14,686	213
	Talbots Inc.	8,652	209
*	Crocs, Inc.	4,800	207
*	Harris Interactive Inc.	41,100	207
	Sally Beauty Co. Inc.	26,525	207
*	Casual Male Retail
	Group, Inc.	15,777	206
*	Drew Industries, Inc.	7,900	205
	Interactive Data Corp.	8,506	204
	Media General, Inc. Class A	5,486	204
	The Pep Boys (Manny,
	Moe & Jack)	13,631	203
*	Benihana Inc. Class A	6,493	199
	Stage Stores, Inc.	6,547	199
*	Skechers U.S.A., Inc.	5,908	197
*	Bluegreen Corp.	15,294	196
	Hearst-Argyle Television Inc.	7,688	196
*	Hayes Lemmerz
	International, Inc.	50,012	196
*	Luby’s, Inc.	17,916	195
	Cadmus
	Communications Corp.	7,944	194
*	Keystone Automotive
	Industries, Inc.	5,700	194
*	GSI Commerce, Inc.	10,269	193
	Blyth, Inc.	9,227	191
*	Cumulus Media Inc.	18,409	191
	CPI Corp.	4,090	190
	Martha Stewart Living
	Omnimedia, Inc.	8,659	190
*	Texas Roadhouse, Inc.	14,294	190
*	Leapfrog Enterprises, Inc.	19,754	187
*	Vertrue Inc.	4,863	187
*	Papa John’s International, Inc.	6,394	185
*	dELiA*S, Inc.	17,626	185
	Gray Television, Inc.	25,141	184
	Pier 1 Imports Inc.	30,883	184
	^Brookfield Homes Corp.	4,893	184
	Movado Group, Inc.	6,268	182
	The Marcus Corp.	6,916	177
	^Carmike Cinemas, Inc.	8,600	175
*	Systemax Inc.	10,048	175
	Journal Communications, Inc.	13,898	175
*	WCI Communities, Inc.	9,066	174
*	Audiovox Corp.	12,322	174
*	Chipotle Mexican Grill, Inc.	3,039	173

	Lithia Motors, Inc.	6,000	173
	Speedway Motorsports, Inc.	4,468	172
*	MarineMax, Inc.	6,500	169
*	Midas Inc.	7,206	166
	Kenneth Cole
	Productions, Inc.	6,772	162

			Market
			Value•
		Shares	($000)
	Bassett Furniture
	Industries, Inc.	9,935	162
	UniFirst Corp.	4,226	162
*	Krispy Kreme
	Doughnuts, Inc.	14,513	161
*	Denny’s Corp.	34,200	161
*	^Pre-Paid Legal Services, Inc.	4,108	161
	Arctic Cat, Inc.	9,138	161
*	Hartmarx Corp.	22,764	161
*	Alloy, Inc.	13,808	159
*	Entravision
	Communications Corp.	19,282	158
*	Fisher Communications, Inc.	3,547	157
	CSS Industries, Inc.	4,413	156
*	BJ’s Restaurants Inc.	7,700	156
	Fred’s, Inc.	12,900	155
*	Blue Nile Inc.	4,200	155
	Nautilus Inc.	10,962	153
	Kimball International, Inc.
	Class B	6,305	153
*	4Kids Entertainment Inc.	8,400	153
	Stewart Enterprises, Inc.
	Class A	24,341	152
*	K2 Inc.	11,391	150
	Dover Downs Gaming
	& Entertainment, Inc.	11,131	149
*	Conn’s, Inc.	6,395	149
	Ambassadors Group, Inc.	4,900	149
*	JAKKS Pacific, Inc.	6,724	147
	Big 5 Sporting Goods Corp.	6,000	147
	Finish Line, Inc.	10,200	146
	bebe stores, inc.	7,294	144
	Westwood One, Inc.	20,301	143
*	Cost Plus, Inc.	13,800	142
*	Hot Topic, Inc.	10,602	141
*	Carriage Services, Inc.	27,484	140
*	Jo-Ann Stores, Inc.	5,650	139
*	^Sharper Image Corp.	15,000	139
*	MTR Gaming Group Inc.	11,313	138
	Superior Industries
	International, Inc.	7,137	138
*	Cavco Industries, Inc.	3,896	137
*	^Syntax-Brillian Corp.	15,566	134
*	Red Robin Gourmet
	Burgers, Inc.	3,700	133
*	Burger King Holdings Inc.	6,184	130
	Sun-Times Media Group, Inc.	26,574	130
	M/I Homes, Inc.	3,400	130
*	Radio One, Inc. Class D	19,060	128
*	Fleetwood Enterprises, Inc.	15,942	126
*	Exide Technologies	28,974	126
	Journal Register Co.	17,104	125

	Monaco Coach Corp.	8,800	125
*	Universal Technical
	Institute Inc.	5,572	124
	Courier Corp.	3,106	121
	Tuesday Morning Corp.	7,777	121
	Deb Shops, Inc.	4,560	120
	Haverty Furniture Cos., Inc.	8,000	118
*	^Gander Mountain Co.	13,119	118
*	drugstore.com, Inc.	32,150	118
*	1-800-FLOWERS.COM, Inc.	19,092	118
*	Trump Entertainment
	Resorts, Inc.	6,387	116
	California Coastal
	Communities, Inc.	5,420	116
*	Empire Resorts Inc.	13,369	116
*	Six Flags, Inc.	21,621	113
*	^Bally Total Fitness
	Holding Corp.	46,209	113
	Beasley Broadcast
	Group, Inc.	11,815	113
	Bandag, Inc. Class A	2,200	110
	Sinclair Broadcast Group, Inc.	10,267	108
*	Steak n Shake Co.	6,100	107
*	Fuel Systems Solutions, Inc.	4,861	107
*	ValueVision Media, Inc.	8,121	107
*	Interstate Hotels
	& Resorts, Inc.	14,062	105
*	Multimedia Games Inc.	10,800	104
*	Jos. A. Bank Clothiers, Inc.	3,531	104
*	Monarch Casino
	& Resort, Inc.	4,327	103
	Handleman Co.	15,178	103
	Standard Motor Products, Inc.	6,792	102
*	TiVo Inc.	19,655	101
	Cutter & Buck Inc.	9,268	100
*	Source Interlink Cos., Inc.	12,172	99
*	Stamps.com Inc.	6,279	99
*	Audible, Inc.	12,354	98
	Sealy Corp.	6,600	97
	Sauer-Danfoss, Inc.	3,000	97
	Monro Muffler Brake, Inc.	2,700	95
	Charles & Colvard Ltd.	11,775	94
*	Citi Trends Inc.	2,347	93
	Libbey, Inc.	7,404	91
	Marine Products Corp.	7,699	90
*	Playboy Enterprises, Inc.
	Class B	7,863	90
*	Volcom, Inc.	3,047	90
*	INVESTools Inc.	6,500	90
	Salem Communications Corp.	7,500	90
*	Acme Communications, Inc.	17,819	89
*	Finlay Enterprises, Inc.	10,997	88
*	Unifi, Inc.	35,765	88

	Stein Mart, Inc.	6,497	86
*	Kirkland’s, Inc.	17,131	86
	Noble International, Ltd.	4,209	84
*	Fairchild Corp.	38,409	84
*	Strattec Security Corp.	1,805	84

			Market
			Value•
		Shares	($000)
*	The Wet Seal, Inc. Class A	12,597	84
*	^Caribou Coffee Company	9,777	83
*	1-800 Contacts, Inc.	5,100	83
*	Lin TV Corp.	8,100	81
*	Lazare Kaplan
	International, Inc.	8,094	81
*	ProQuest Co.	7,651	80
*	^Escala Group, Inc.	10,118	78
*	DSW Inc. Class A	2,000	77
*	Universal Electronics, Inc.	3,648	77
	National Presto Industries, Inc.	1,274	76
	World Wrestling
	Entertainment, Inc.	4,665	76
*	New York & Co., Inc.	5,765	75
	Coachmen Industries, Inc.	6,587	72
	Skyline Corp.	1,800	72
*	Friendly Ice Cream Corp.	5,882	72
*	^America’s Car-Mart, Inc.	6,000	71
	Emmis Communications, Inc.	8,216	68
*	Shoe Carnival, Inc.	2,140	68
	Stanley Furniture Co., Inc.	3,152	68
*	Mothers Work, Inc.	1,700	67
*	CKX, Inc.	5,507	65
*	Spanish Broadcasting
	System, Inc.	15,683	64
*	Buca, Inc.	13,376	64
*	PetMed Express, Inc.	4,688	63
*	McCormick & Schmick’s
	Seafood Restaurants, Inc.	2,500	60
*	Morningstar, Inc.	1,324	60
*	The Dixie Group, Inc.	4,600	58
*	Hancock Fabrics, Inc.	16,787	58
*	^Overstock.com, Inc.	3,600	57
*	Progressive Gaming
	International Corp.	6,200	56
*	Zumiez Inc.	1,700	50
*	Lenox Group, Inc.	7,693	49
	Technical Olympic USA, Inc.	4,807	49
*	Reading International Inc.
	Class A	5,700	47
*	The Princeton Review, Inc.	8,800	46
*	Syms Corp.	2,325	46
*	Russ Berrie and Co., Inc.	2,941	45
	Levitt Corp. Class A	3,675	45
*	West Marine, Inc.	2,600	45
	Orleans Homebuilders, Inc.	2,381	45
*	Trans World Entertainment
	Corp.	6,768	45
*	Regent Communications, Inc.	15,607	44
	Triarc Cos., Inc. Class A	1,994	43
	Escalade, Inc.	4,000	43
*	PRIMEDIA Inc.	24,661	42

*	GenTek, Inc.	1,200	42
*	Gaiam, Inc.	2,800	38
	Tarragon Corp.	3,069	37
*	Quantum Fuel Systems
	Technologies Worldwide, Inc.	22,421	36
	Traffix, Inc.	6,267	34
*	Proliance International Inc.	7,419	34
*	Cosi, Inc.	6,700	34
*	Knology, Inc.	3,200	34
*	Saga Communications, Inc.	3,300	32
*	Champps Entertainment Inc.	4,450	31
*	Dorman Products, Inc.	2,833	31
*	Palm Harbor Homes, Inc.	2,145	30
	Blair Corp.	908	30
*	Stoneridge, Inc.	3,618	30
*	Movie Gallery, Inc.	8,300	29
*	National R. V. Holdings, Inc.	7,890	29
*	Emerson Radio Corp.	8,900	28
*	Youbet.com, Inc.	7,426	27
*	Navarre Corp.	6,714	27
*	Morgans Hotel Group	1,500	25
*	Rentrak Corp.	1,600	25
*	Concord Camera Corp.	4,848	22
*	Great Wolf Resorts, Inc.	1,510	21
*	Maidenform Brands, Inc.	1,100	20
	Craftmade International, Inc.	1,100	20
	Spartan Motors, Inc.	1,291	20
*	Lodgian, Inc.	1,400	19
*	Ruth’s Chris Steak House	1,000	18
*	DG FastChannel Inc.	1,274	17
	S&K Famous Brands Inc.	1,344	17
*	Smith & Wesson Holding Corp.	1,500	16
*	Red Lion Hotels Corp.	1,212	15
*	Magna Entertainment Corp.
	Class A	3,400	15
	Superior Uniform Group, Inc.	1,093	14
*	Nexstar Broadcasting
	Group, Inc.	2,936	14
*	Tweeter Home
	Entertainment Group, Inc.	6,300	13
*	Golf Galaxy, Inc.	700	13
	Dover Motorsports, Inc.	2,454	13
	Weyco Group, Inc.	480	12
*	Radio One, Inc.	1,680	11
*	Young Broadcasting Inc.	3,877	11
*	Daily Journal Corp.	260	11
*	Blockbuster Inc. Class B	2,111	10
*	Directed Electronics Inc.	700	8
*	Triple Crown Media, Inc.	954	7
	Flexsteel Industries, Inc.	300	4
*	Virco Manufacturing Corp.	440	3
	Lifetime Brands, Inc.	200	3
*	Pomeroy IT Solutions, Inc.	400	3

*	Pegasus Communications Corp.	1,056	2
	News Corp., Class B	100	2
*	ION Media Networks, Inc.	2,800	1
*	Fedders Corp.	1,286	1
*	Gadzooks, Inc.	3,843	—
			641,276

			Market
			Value•
		Shares	($000)
Consumer Staples (8.0%)
	The Procter & Gamble Co.	1,101,024	70,763
	Altria Group, Inc.	725,494	62,262
	Wal-Mart Stores, Inc.	866,926	40,035
	PepsiCo, Inc.	571,383	35,740
	The Coca-Cola Co.	730,653	35,254
	Walgreen Co.	349,353	16,032
	Anheuser-Busch Cos., Inc.	266,438	13,109
	Colgate-Palmolive Co.	179,051	11,681
	Kimberly-Clark Corp.	158,858	10,794
	CVS Corp.	284,666	8,799
	Costco Wholesale Corp.	162,206	8,576
	Sysco Corp.	214,371	7,880
	General Mills, Inc.	115,492	6,652
	Archer-Daniels-Midland Co.	204,157	6,525
	The Kroger Co.	237,878	5,488
	Safeway, Inc.	154,167	5,328
	H.J. Heinz Co.	114,903	5,172
	Avon Products, Inc.	155,226	5,129
	ConAgra Foods, Inc.	176,906	4,776
	Sara Lee Corp.	263,490	4,487
	Kellogg Co.	89,421	4,476
	Reynolds American Inc.	61,523	4,028
	The Clorox Co.	52,412	3,362
	UST, Inc.	55,763	3,245
	Campbell Soup Co.	78,520	3,054
	Bunge Ltd.	41,593	3,016
	Wm. Wrigley Jr. Co.	56,914	2,944
	The Hershey Co.	57,117	2,844
	Kraft Foods Inc.	73,577	2,627
	SuperValu Inc.	73,360	2,623
	Carolina Group	37,549	2,430
	Whole Foods Market, Inc.	48,972	2,298
*	Constellation Brands, Inc.
	Class A	69,585	2,019
*	Dean Foods Co.	46,456	1,964
	Molson Coors Brewing Co.
	Class B	24,637	1,883
	Coca-Cola Enterprises, Inc.	91,049	1,859
	The Estee Lauder Cos. Inc.
	Class A	41,806	1,707
	McCormick & Co., Inc.	41,088	1,584
	The Pepsi Bottling Group, Inc.	49,070	1,517
	Tyson Foods, Inc.	88,129	1,450
*	Energizer Holdings, Inc.	18,912	1,343
	Brown-Forman Corp. Class B	16,070	1,064
*	Rite Aid Corp.	185,207	1,008
	Hormel Foods Corp.	26,295	982
	Church & Dwight, Inc.	22,706	968
	J.M. Smucker Co.	19,103	926
*	Smithfield Foods, Inc.	34,715	891
	Corn Products

	International, Inc.	25,743	889
*	NBTY, Inc.	19,932	829
	Del Monte Foods Co.	69,887	771
*	Hansen Natural Corp.	22,104	744
*	BJ’s Wholesale Club, Inc.	23,383	727
*	Alberto-Culver Co.	27,525	590
*	Herbalife Ltd.	13,700	550
	Wm. Wrigley Jr. Co. Class B	10,178	523
	Flowers Foods, Inc.	19,340	522
	Delta & Pine Land Co.	12,891	521
*	United Natural Foods, Inc.	14,052	505
	PepsiAmericas, Inc.	22,779	478
*	Hain Celestial Group, Inc.	15,224	475
*	Ralcorp Holdings, Inc.	9,319	474
	Pilgrim’s Pride Corp.	15,179	447
	Universal Corp. (VA)	9,041	443
	Longs Drug Stores, Inc.	9,957	422
	Lancaster Colony Corp.	9,491	421
*	Chattem, Inc.	7,903	396
*	Performance Food Group Co.	13,909	384
	Casey’s General Stores, Inc.	14,730	347
	Nu Skin Enterprises, Inc.	19,015	347
*	The Pantry, Inc.	7,102	333
*	Central European
	Distribution Corp.	10,687	317
	Ruddick Corp.	11,415	317
*	Central Garden and Pet Co.	6,500	315
	Chiquita Brands
	International, Inc.	19,063	304
*	TreeHouse Foods Inc.	8,332	260
*	Darling International, Inc.	44,756	247
	J & J Snack Foods Corp.	5,710	236
	WD-40 Co.	6,699	234
*	Alliance One
	International, Inc.	32,581	230
	Tootsie Roll Industries, Inc.	7,003	229
*	Prestige Brands Holdings Inc.	17,222	224
	Ingles Markets, Inc.	6,711	200
*	Playtex Products, Inc.	12,394	178
*	Pathmark Stores, Inc.	15,860	177
*	Boston Beer Co., Inc. Class A	4,886	176
	Coca-Cola Bottling Co.	2,474	169
*	Elizabeth Arden, Inc.	8,759	167
	The Great Atlantic & Pacific
	Tea Co., Inc.	6,123	158
	Arden Group Inc. Class A	1,261	156
*	Spectrum Brands Inc.	12,848	140
	Seaboard Corp.	79	139
*	Green Mountain Coffee
	Roasters, Inc.	2,750	135
*	USANA Health Sciences, Inc.	2,600	134
	Weis Markets, Inc.	3,335	134
	The Andersons, Inc.	3,100	131

	Vector Group Ltd.	7,254	129
	Alico, Inc.	2,492	126
	Sanderson Farms, Inc.	4,106	124
	Nash-Finch Co.	4,399	120
	The Topps Co., Inc.	13,059	116
	Inter Parfums, Inc.	6,000	115
*	^Lifeway Foods, Inc.	11,608	109

			Market
			Value•
		Shares	($000)
*	Smart & Final Inc.	5,700	108
	Lance, Inc.	5,349	107
*	Peet’s Coffee & Tea Inc.	4,000	105
	Premium Standard Farms Inc.	5,600	104
*	Zapata Corp.	14,400	101
*	PriceSmart, Inc.	5,530	99
	Mannatech, Inc.	6,700	99
*	Wild Oats Markets Inc.	6,600	95
*	Omega Protein Corp.	11,000	85
*	John B. Sanfilippo & Son, Inc.	6,400	78
	Spartan Stores, Inc.	3,600	75
*	Star Scientific, Inc.	20,086	65
	Cal-Maine Foods, Inc.	7,573	65
*	Griffin Land & Nurseries, Inc.	1,926	62
	Reddy Ice Holdings, Inc.	2,400	62
*	Jones Soda Co.	4,400	54
	Oil-Dri Corp. of America	2,518	43
*	^Parlux Fragrances, Inc.	7,000	39
*	Revlon, Inc. Class A	25,268	32
*	Maui Land &
	Pineapple Co., Inc.	300	10
*	Revlon, Inc. Rights
	exp. 1/19/07	25,269	1
			442,167
Energy (9.3%)
	ExxonMobil Corp.	2,060,249	157,877
	Chevron Corp.	761,759	56,013
	ConocoPhillips Co.	542,495	39,033
	Schlumberger Ltd.	410,412	25,922
	Occidental Petroleum Corp.	292,988	14,307
	Marathon Oil Corp.	124,177	11,486
	Halliburton Co.	357,356	11,096
	Valero Energy Corp.	212,410	10,867
	Devon Energy Corp.	145,210	9,741
*	Transocean Inc.	109,281	8,840
	Baker Hughes, Inc.	114,058	8,516
	Apache Corp.	114,106	7,589
	Anadarko Petroleum Corp.	151,307	6,585
	XTO Energy, Inc.	120,413	5,665
	Williams Cos., Inc.	206,567	5,396
	EOG Resources, Inc.	84,093	5,252
*	Weatherford
	International Ltd.	119,930	5,012
	GlobalSantaFe Corp.	82,636	4,857
	Chesapeake Energy Corp.	153,896	4,471
	Hess Corp.	87,531	4,339
	Kinder Morgan, Inc.	37,196	3,933
*	National Oilwell Varco Inc.	60,872	3,724
	Peabody Energy Corp.	91,652	3,704
	El Paso Corp.	241,237	3,686
	Noble Corp.	47,460	3,614
*	Nabors Industries, Inc.	103,729	3,089

	BJ Services Co.	103,736	3,042
	Noble Energy, Inc.	61,388	3,012
	Murphy Oil Corp.	58,323	2,966
	Smith International, Inc.	69,862	2,869
	Sunoco, Inc.	45,299	2,825
	ENSCO International, Inc.	53,204	2,663
*	Ultra Petroleum Corp.	53,276	2,544
*	Newfield Exploration Co.	45,468	2,089
*	Cameron International Corp.	38,706	2,053
	CONSOL Energy, Inc.	63,822	2,051
*	Southwestern Energy Co.	58,494	2,050
*	Grant Prideco, Inc.	45,383	1,805
	Diamond Offshore
	Drilling, Inc.	22,572	1,804
	Pioneer Natural
	Resources Co.	43,417	1,723
*	Pride International, Inc.	56,815	1,704
	Tesoro Petroleum Corp.	23,754	1,562
	Arch Coal, Inc.	50,002	1,502
*	FMC Technologies Inc.	23,888	1,472
	Patterson-UTI Energy, Inc.	57,796	1,343
*	Plains Exploration
	& Production Co.	26,766	1,272
	Rowan Cos., Inc.	38,305	1,272
	Range Resources Corp.	45,512	1,250
*	Denbury Resources, Inc.	41,640	1,157
*	Veritas DGC Inc.	12,458	1,067
	Frontier Oil Corp.	37,096	1,066
	Cimarex Energy Co.	28,870	1,054
	Cabot Oil & Gas Corp.	16,793	1,018
	Pogo Producing Co.	20,293	983
*	Superior Energy Services, Inc.	29,696	970
*	Helix Energy Solutions
	Group, Inc.	30,180	947
	Tidewater Inc.	18,777	908
	Helmerich & Payne, Inc.	36,787	900
	Holly Corp.	17,174	883
*	Kinder Morgan
	Management, LLC	17,117	782
*	Oceaneering International, Inc.	18,992	754
*	Unit Corp.	15,370	745
*	Todco Class A	21,499	735
*	Core Laboratories NV	8,800	713
	St. Mary Land
	& Exploration Co.	19,024	701
*	Universal Compression
	Holdings, Inc.	10,708	665
	Massey Energy Co.	28,240	656
*	Dresser Rand Group, Inc.	26,682	653
*	Forest Oil Corp.	19,914	651
*	TETRA Technologies, Inc.	25,104	642
*	Petrohawk Energy Corp.	52,651	605
*	SEACOR Holdings Inc.	6,043	599

*	Whiting Petroleum Corp.	12,823	598
	Overseas Shipholding
	Group Inc.	10,399	585
*	Hanover Compressor Co.	30,635	579
*	Quicksilver Resources, Inc.	14,857	544
*	Hydrill Co.	7,162	539
*	Oil States International, Inc.	16,437	530
*	Cheniere Energy, Inc.	18,211	526

			Market
			Value•
		Shares	($000)
*	W-H Energy Services, Inc.	10,647	518
	Foundation Coal Holdings, Inc.	15,856	504
*	EXCO Resources, Inc.	29,100	492
	OMI Corp.	23,219	492
*	Atwood Oceanics, Inc.	9,872	483
*	Lone Star Technologies, Inc.	9,891	479
*	Comstock Resources, Inc.	15,044	467
*	Giant Industries, Inc.	6,210	465
	Penn Virginia Corp.	6,638	465
*	Swift Energy Co.	10,371	465
*	Grey Wolf, Inc.	67,243	461
*	Input/Output, Inc.	32,605	444
	World Fuel Services Corp.	9,922	441
*	Houston Exploration Co.	8,283	429
	Berry Petroleum Class A	13,266	411
*	USEC Inc.	31,810	405
*	Delta Petroleum Corp.	17,312	401
*	Atlas America, Inc.	7,840	400
*	^Evergreen Energy, Inc.	40,170	397
*	Global Industries Ltd.	30,106	393
*	Bristow Group, Inc.	10,228	369
*	Alpha Natural Resources, Inc.	25,692	366
*	Encore Acquisition Co.	14,412	354
*	Carrizo Oil & Gas, Inc.	11,472	333
*	Stone Energy Corp.	9,391	332
*	Energy Partners, Ltd.	12,781	312
*	Gulfmark Offshore, Inc.	8,319	311
*	ATP Oil & Gas Corp.	7,731	306
*	Enbridge Energy
	Management LLC	6,185	300
*	Hornbeck Offshore
	Services, Inc.	8,179	292
*	Arena Resources, Inc.	6,800	290
*	Goodrich Petroleum Corp.	8,000	289
*	Pioneer Drilling Co.	21,533	286
	Gulf Island Fabrication, Inc.	7,446	275
*	Dril-Quip, Inc.	6,856	268
*	Mariner Energy Inc.	13,479	264
	Crosstex Energy, Inc.	8,300	263
*	Petroleum Development Corp.	6,100	263
	RPC Inc.	15,381	260
*	Parker Drilling Co.	31,023	253
*	Newpark Resources, Inc.	34,383	248
*	Bill Barrett Corp.	8,692	237
*	Hercules Offshore, Inc.	8,107	234
	Lufkin Industries, Inc.	3,900	227
*	Vaalco Energy, Inc.	33,400	225
	W&T Offshore, Inc.	7,129	219
*	The Exploration Co. of
	Delaware, Inc.	16,083	215
*	Brigham Exploration Co.	29,000	212
	General Maritime Corp.	5,980	210

*	Matrix Service Co.	12,900	208
*	Parallel Petroleum Corp.	11,346	199
*	NATCO Group Inc.	6,200	198
*	Edge Petroleum Corp.	10,800	197
	CARBO Ceramics Inc.	5,193	194
*	Callon Petroleum Co.	12,809	193
*	Harvest Natural
	Resources, Inc.	17,401	185
*	PetroQuest Energy, Inc.	14,300	182
*	Rosetta Resources, Inc.	9,588	179
	Western Refining, Inc.	6,700	171
*	International Coal Group, Inc.	30,983	169
*	Dawson Geophysical	4,631	169
*	Double Eagle Petroleum Co.	6,801	167
*	CNX Gas Corp.	6,397	163
*	FX Energy, Inc.	26,238	162
*	Basic Energy Services Inc.	6,559	162
*	Clayton Williams Energy, Inc.	4,347	158
*	Rentech, Inc.	40,400	152
*	Pacific Ethanol, Inc.	9,500	146
*	^Willbros Group, Inc.	7,700	146
*	Warren Resources Inc.	11,722	137
*	Endeavor International Corp.	57,358	131
*	Complete Production
	Services, Inc.	5,678	120
*	Union Drilling, Inc.	8,500	120
*	CanArgo Energy Corp	71,600	116
*	PHI Inc. Non-Voting	3,485	114
*	^GMX Resources Inc.	3,200	114
*	Harken Energy Corp.	217,487	109
*	The Meridian Resource Corp.	34,649	107
*	McMoRan Exploration Co.	7,211	103
	MarkWest Hydrocarbon, Inc.	2,100	102
*	Toreador Resources Corp.	3,900	101
	Alon USA Energy, Inc.	3,785	100
*	Syntroleum Corp.	26,873	93
*	Aventine Renewable
	Energy Holdings, Inc.	3,800	90
*	Trico Marine Services, Inc.	2,166	83
*	Infinity, Inc.	21,194	72
*	Bois d’Arc Energy, Inc.	4,100	60
*	Abraxas Petroleum Corp.	19,000	59
*	Horizon Offshore, Inc.	3,000	49
*	Gasco Energy Inc.	19,900	49
*	Westmoreland Coal Co.	1,745	34
*	Superior Well Services, Inc.	1,200	31
*	Transmeridian Exploration Inc.	7,200	25
*	^James River Coal Co.	2,549	24
*	Allis-Chalmers Energy Inc.	100	2
*	Penn Octane Corp.	3,564	2
			515,914
Financials (22.3%)
	Citigroup, Inc.	1,713,383	95,436

Bank of America Corp.	1,568,438	83,739
JPMorgan Chase & Co.	1,203,016	58,105
American International
Group, Inc.	765,538	54,858
Wells Fargo & Co.	1,106,246	39,338
Wachovia Corp.	663,499	37,786
Morgan Stanley	334,401	27,230
Merrill Lynch & Co., Inc.	290,975	27,090

			Market
			Value•
		Shares	($000)
	The Goldman Sachs
	Group, Inc.	134,642	26,841
	American Express Co.	378,907	22,988
	U.S. Bancorp	615,967	22,292
	Fannie Mae	336,216	19,968
	Freddie Mac	239,813	16,283
	MetLife, Inc.	263,235	15,533
	Washington Mutual, Inc.	331,905	15,098
	Prudential Financial, Inc.	168,078	14,431
*	Berkshire Hathaway Inc.
	Class B	3,766	13,806
	The Allstate Corp.	207,287	13,496
	The St. Paul Travelers,
	Cos. Inc.	239,527	12,860
	Lehman Brothers
	Holdings, Inc.	158,305	12,367
	Capital One Financial Corp.	141,691	10,885
	The Bank of New York
	Co., Inc.	264,489	10,413
	SunTrust Banks, Inc.	120,151	10,147
	The Hartford Financial
	Services Group Inc.	105,490	9,843
	Regions Financial Corp.	252,231	9,433
	Countrywide Financial Corp.	212,106	9,004
	BB&T Corp.	186,156	8,178
	AFLAC Inc.	172,059	7,915
	Simon Property Group, Inc.
	REIT	76,664	7,765
	State Street Corp.	114,786	7,741
	National City Corp.	208,009	7,605
	PNC Financial Services
	Group	102,129	7,562
	The Chubb Corp.	142,430	7,536
	Charles Schwab Corp.	376,068	7,273
	Fifth Third Bancorp	174,095	7,126
	SLM Corp.	142,171	6,934
	ACE Ltd.	112,865	6,836
	Franklin Resources Corp.	61,294	6,753
	Lincoln National Corp.	97,385	6,466
	Bear Stearns Co., Inc.	39,639	6,452
	Progressive Corp. of Ohio	254,256	6,158
	The Chicago Mercantile
	Exchange	12,054	6,145
	Mellon Financial Corp.	142,666	6,013
	Equity Office Properties
	Trust REIT	121,341	5,845
	Vornado Realty Trust REIT	47,338	5,752
	Moody’s Corp.	83,052	5,736
	Marsh & McLennan
	Cos., Inc.	181,262	5,557
	Loews Corp.	133,671	5,543
	The Principal Financial

	Group, Inc.	93,399	5,483
	Genworth Financial Inc.	157,711	5,395
	KeyCorp	139,801	5,317
	ProLogis REIT	85,013	5,166
	Equity Residential REIT	100,865	5,119
	XL Capital Ltd. Class A	62,617	4,510
	Archstone-Smith Trust REIT	74,303	4,325
	Public Storage, Inc. REIT	43,713	4,262
	Boston Properties, Inc. REIT	37,711	4,219
	Host Hotels & Resorts, Inc.
	REIT	171,367	4,207
	Ameriprise Financial, Inc.	76,117	4,148
	Legg Mason Inc.	43,237	4,110
	General Growth Properties
	Inc. REIT	75,275	3,932
	Northern Trust Corp.	64,288	3,902
	CIT Group Inc.	68,954	3,846
	Marshall & Ilsley Corp.	79,689	3,834
	T. Rowe Price Group Inc.	86,262	3,776
	Kimco Realty Corp. REIT	77,982	3,505
	Aon Corp.	98,125	3,468
	MBIA, Inc.	46,754	3,416
	Avalonbay Communities,
	Inc. REIT	25,888	3,367
	Sovereign Bancorp, Inc.	131,714	3,344
*	E*TRADE Financial Corp.	148,097	3,320
	Comerica, Inc.	56,295	3,303
	Ambac Financial Group, Inc.	36,903	3,287
	Zions Bancorp	35,143	2,897
	M & T Bank Corp.	23,134	2,826
	Synovus Financial Corp.	89,942	2,773
	Hudson City Bancorp, Inc.	187,812	2,607
	Cincinnati Financial Corp.	57,283	2,595
	Compass Bancshares Inc.	42,762	2,551
	Safeco Corp.	40,444	2,530
	Plum Creek Timber Co. Inc.
	REIT	62,296	2,482
	Health Care Properties
	Investors REIT	67,333	2,479
	UnumProvident Corp.	118,777	2,468
	Developers Diversified
	Realty Corp. REIT	38,205	2,405
	American Capital
	Strategies, Ltd.	49,343	2,283
	SL Green Realty Corp. REIT	17,164	2,279
*	Realogy Corp.	74,892	2,271
	Everest Re Group, Ltd.	22,655	2,223
	Torchmark Corp.	34,476	2,198
*	CB Richard Ellis Group, Inc.	65,914	2,188
	Commerce Bancorp, Inc.	61,597	2,173
	The Macerich Co. REIT	25,017	2,166
	iStar Financial Inc. REIT	43,367	2,074
	Assurant, Inc.	37,195	2,055

	Mercantile Bankshares Corp.	43,528	2,037
*	Berkshire Hathaway Inc.
	Class A	18	1,980
	W.R. Berkley Corp.	56,427	1,947
	Duke Realty Corp. REIT	46,871	1,917
	Apartment Investment
	& Management Co.
	Class A REIT	33,837	1,896

			Market
			Value•
		Shares	($000)
	Regency Centers Corp. REIT	23,971	1,874
	Huntington Bancshares Inc.	78,698	1,869
*	^NYSE Group Inc.	19,100	1,857
	MGIC Investment Corp.	29,427	1,840
	AMB Property Corp. REIT	30,743	1,802
	Old Republic International
	Corp.	75,856	1,766
	Fidelity National Financial,
	Inc. Class A	72,429	1,730
	First Horizon National Corp.	41,100	1,717
	TD Ameritrade Holding Corp.	106,117	1,717
	A.G. Edwards & Sons, Inc.	26,618	1,685
	^Allied Capital Corp.	50,766	1,659
	Popular, Inc.	92,292	1,657
	Federal Realty Investment
	Trust REIT	19,252	1,636
	Leucadia National Corp.	56,408	1,591
	Axis Capital Holdings Ltd.	47,511	1,585
	Janus Capital Group Inc.	72,060	1,556
	Radian Group, Inc.	28,492	1,536
	^Liberty Property Trust REIT	31,232	1,535
*	Markel Corp.	3,188	1,531
	White Mountains Insurance
	Group Inc.	2,627	1,522
	United Dominion Realty
	Trust REIT	47,051	1,496
	New York Community
	Bancorp, Inc.	92,649	1,492
	Camden Property Trust REIT	19,722	1,456
	Associated Banc-Corp.	41,358	1,442
	Hospitality Properties
	Trust REIT	30,072	1,429
	RenaissanceRe Holdings Ltd.	23,782	1,427
	Nuveen Investments, Inc.
	Class A	27,381	1,421
	The PMI Group Inc.	30,108	1,420
	PartnerRe Ltd.	19,689	1,399
	Eaton Vance Corp.	42,350	1,398
	Ventas, Inc. REIT	32,715	1,384
*	IntercontinentalExchange Inc.	12,800	1,381
	SEI Investments Co.	22,266	1,326
	Reckson Associates Realty
	Corp. REIT	29,010	1,323
	The St. Joe Co.	24,600	1,318
	Forest City Enterprise Class A	22,466	1,312
	Weingarten Realty
	Investors REIT	28,117	1,296
	TD Banknorth, Inc.	39,611	1,279
	Colonial BancGroup, Inc.	48,471	1,248
	HCC Insurance Holdings, Inc.	38,783	1,244
	UnionBanCal Corp.	19,760	1,210
	Jones Lang LaSalle Inc.	12,690	1,170

	BRE Properties Inc.
	Class A REIT	17,978	1,169
	First American Corp.	28,709	1,168
	Brown & Brown, Inc.	41,256	1,164
*	AmeriCredit Corp.	45,331	1,141
	TCF Financial Corp.	40,928	1,122
*	CBOT Holdings, Inc. Class A	7,407	1,122
*	Affiliated Managers
	Group, Inc.	10,662	1,121
	Mack-Cali Realty Corp. REIT	21,669	1,105
	Protective Life Corp.	23,201	1,102
	Rayonier Inc. REIT	26,801	1,100
	CapitalSource Inc. REIT	39,737	1,085
	IndyMac Bancorp, Inc.	24,022	1,085
*	Conseco, Inc.	52,886	1,057
	Health Care Inc. REIT	24,488	1,053
	Cullen/Frost Bankers, Inc.	18,760	1,047
*	Arch Capital Group Ltd.	15,477	1,046
	Brandywine Realty Trust REIT	31,369	1,043
	Sky Financial Group, Inc.	36,508	1,042
	Valley National Bancorp	38,709	1,025
	Alexandria Real Estate
	Equities, Inc. REIT	10,163	1,020
	City National Corp.	14,313	1,019
	Nationwide Financial
	Services, Inc.	18,739	1,016
*	Nasdaq Stock Market Inc.	32,975	1,015
	Fulton Financial Corp.	60,437	1,009
	New Plan Excel Realty
	Trust REIT	36,556	1,005
	Arthur J. Gallagher & Co.	33,920	1,002
	Commerce Bancshares, Inc.	20,595	997
	^Thornburg Mortgage,
	Inc. REIT	39,469	992
	Federated Investors, Inc.	29,339	991
	Essex Property Trust,
	Inc. REIT	7,655	989
	Raymond James
	Financial, Inc.	32,464	984
	Investors Financial
	Services Corp.	22,970	980
	Annaly Mortgage
	Management Inc. REIT	69,173	962
	Erie Indemnity Co. Class A	16,574	961
	Realty Income Corp. REIT	34,661	960
	Webster Financial Corp.	19,679	959
	Wilmington Trust Corp.	22,723	958
	Astoria Financial Corp.	31,700	956
	Bank of Hawaii Corp.	17,672	953
	Jefferies Group, Inc.	35,086	941
	Taubman Co. REIT	18,467	939
	CBL & Associates Properties,
	Inc. REIT	21,564	935

*	Philadelphia Consolidated
	Holding Corp.	20,918	932
	HRPT Properties Trust REIT	73,271	905

The First Marblehead Corp.	16,408	897
Kilroy Realty Corp. REIT	11,325	883
People’s Bank	19,707	879
The Hanover Insurance
Group Inc.	17,932	875
StanCorp Financial Group, Inc.	19,094	860

			Market
			Value•
		Shares	($000)
	Nationwide Health Properties,
	Inc. REIT	28,051	848
	Unitrin, Inc.	16,630	833
	American Financial Group, Inc.	22,483	807
	Waddell & Reed Financial, Inc.	29,476	806
	KKR Financial Corp. REIT	28,188	755
	First Industrial Realty Trust
	REIT	15,678	735
	Washington Federal Inc.	30,658	721
	Colonial Properties Trust REIT	15,285	717
	Endurance Specialty
	Holdings Ltd.	19,557	715
	Whitney Holdings Corp.	21,731	709
	Corporate Office Properties
	Trust, Inc. REIT	14,037	708
	Post Properties, Inc. REIT	15,115	691
	Home Properties, Inc. REIT	11,588	687
	East West Bancorp, Inc.	19,159	679
	Crescent Real Estate, Inc.
	REIT	34,276	677
	FirstMerit Corp.	27,953	675
	Montpelier Re Holdings Ltd.	36,218	674
*	Knight Capital Group, Inc.
	Class A	34,982	671
	First Midwest Bancorp, Inc.	17,327	670
	The South Financial
	Group, Inc.	25,112	668
	BancorpSouth, Inc.	24,775	664
	Healthcare Realty Trust Inc.
	REIT	16,673	659
*	Alleghany Corp.	1,813	659
	Highwood Properties, Inc.
	REIT	16,146	658
	Senior Housing Properties
	Trust REIT	26,786	656
*	Investment Technology
	Group, Inc.	15,205	652
	BioMed Realty Trust, Inc.
	REIT	22,652	648
	Platinum Underwriters
	Holdings, Ltd.	20,720	641
	LaSalle Hotel Properties REIT	13,955	640
	Apollo Investment Corp.	28,528	639
	Ohio Casualty Corp.	21,336	636
	Washington REIT	15,721	629
	UCBH Holdings, Inc.	34,894	613
	Delphi Financial Group, Inc.	15,103	611
	International Securities
	Exchange, Inc.	12,808	599
	The Phoenix Cos., Inc.	37,650	598
	Potlatch Corp. REIT	13,650	598
	Reinsurance Group of

	America, Inc.	10,699	596
	American Home Mortgage
	Investment Corp. REIT	16,805	590
	NewAlliance Bancshares, Inc.	35,860	588
	Selective Insurance Group	10,177	583
	Digital Realty Trust, Inc. REIT	17,000	582
	Aspen Insurance Holdings Ltd.	21,846	575
	Strategic Hotels and
	Resorts, Inc. REIT	26,167	570
	Transatlantic Holdings, Inc.	9,155	569
*	SVB Financial Group	12,063	562
	Umpqua Holdings Corp.	19,093	562
	Westamerica Bancorporation	10,990	556
	Cathay General Bancorp	16,108	556
	IPC Holdings Ltd.	17,663	556
	First Niagara Financial
	Group, Inc.	36,953	549
	Zenith National Insurance
	Corp.	11,644	546
	Sunstone Hotel Investors,
	Inc. REIT	20,434	546
	Entertainment Properties
	Trust REIT	9,338	546
	Trustmark Corp.	16,236	531
	Pacific Capital Bancorp	15,780	530
	Downey Financial Corp.	7,270	528
*	ProAssurance Corp.	10,547	527
	National Financial Partners
	Corp.	11,974	526
	New Century Financial
	Corp. REIT	16,665	526
	R.L.I. Corp.	9,283	524
	Commerce Group, Inc.	17,604	524
	Maguire Properties, Inc. REIT	13,024	521
	Lexington Corporate Properties
	Trust REIT	23,077	518
	American Financial Realty
	Trust REIT	45,119	516
	Mercury General Corp.	9,647	509
	Newcastle Investment Corp.
	REIT	15,955	500
	Redwood Trust, Inc. REIT	8,541	496
*	Argonaut Group, Inc.	14,219	496
	Cash America
	International Inc.	10,388	487
	Central Pacific Financial Co.	12,548	486
	Pennsylvania REIT	12,307	485
	International Bancshares Corp.	15,493	479
	Assured Guaranty Ltd.	17,950	477
	United Bankshares, Inc.	12,341	477
	Hilb, Rogal and Hamilton Co.	11,307	476
	Alabama National
	BanCorporation	6,900	474

	F.N.B. Corp.	25,816	472
	Greater Bay Bancorp	17,902	471
	Cousins Properties, Inc. REIT	13,356	471
*	Piper Jaffray Cos., Inc.	7,218	470
	Sterling Financial Corp.	13,907	470
	Citizens Banking Corp.	17,686	469
	Spirit Finance Corp. REIT	37,568	468

			Market
			Value•
		Shares	($000)
	Chittenden Corp.	15,228	467
	First Community Bancorp	8,901	465
	UMB Financial Corp.	12,653	462
	Mid-America Apartment
	Communities, Inc. REIT	8,000	458
	Longview Fibre Co. REIT	20,791	456
	BOK Financial Corp.	8,268	455
	Ares Capital Corp.	23,706	453
	DiamondRock Hospitality
	Co. REIT	25,119	452
	National Retail Properties
	REIT	19,579	449
	Hancock Holding Co.	8,484	448
	Friedman, Billings, Ramsey
	Group, Inc. REIT	56,026	448
	FelCor Lodging Trust, Inc.
	REIT	20,424	446
	EastGroup Properties, Inc.
	REIT	8,275	443
	Susquehanna Bancshares, Inc.	16,393	441
	MAF Bancorp, Inc.	9,777	437
	First Republic Bank	11,093	434
	Boston Private Financial
	Holdings, Inc.	15,346	433
	Equity Lifestyle Properties,
	Inc. REIT	7,887	429
	Franklin Street Properties
	Corp. REIT	20,385	429
	PS Business Parks, Inc. REIT	6,049	428
	Provident Bankshares Corp.	12,010	428
	Frontier Financial Corp.	14,600	427
	Glacier Bancorp, Inc.	17,359	424
	BankUnited Financial Corp.	15,162	424
	First Commonwealth Financial
	Corp.	31,462	423
	Inland Real Estate Corp. REIT	22,428	420
	MCG Capital Corp.	20,650	420
	Hanmi Financial Corp.	18,608	419
	Horace Mann Educators Corp.	20,741	419
	Tanger Factory Outlet
	Centers, Inc. REIT	10,584	414
	Equity One, Inc. REIT	15,286	408
	Republic Bancorp, Inc.	30,014	404
	Ashford Hospitality Trust REIT	32,275	402
	CVB Financial Corp.	27,626	399
*	World Acceptance Corp.	8,353	392
	Prosperity Bancshares, Inc.	11,340	391
	Mills Corp. REIT	19,038	381
	NBT Bancorp, Inc.	14,879	380
*	Signature Bank	12,227	379
	Old National Bancorp	19,921	377
	First Charter Corp.	15,296	376

	Amcore Financial, Inc.	11,437	374
	PrivateBancorp, Inc.	8,800	366
	Chemical Financial Corp.	11,000	366
	Sterling Bancshares, Inc.	27,999	365
	Park National Corp.	3,669	363
	Wintrust Financial Corp.	7,554	363
	Fremont General Corp.	22,341	362
	Mid-State Bancshares	9,950	362
	LandAmerica Financial
	Group, Inc.	5,716	361
	National Penn Bancshares Inc.	17,703	358
	Equity Inns, Inc. REIT	22,280	356
	Anthracite Capital Inc. REIT	27,916	355
	Provident Financial
	Services Inc.	19,576	355
	City Holding Co.	8,593	351
	First Financial Bankshares, Inc.	8,293	347
	BankAtlantic Bancorp, Inc.
	Class A	25,044	346
	United Community Banks, Inc.	10,700	346
	Cascade Bancorp	11,078	344
	Corus Bankshares Inc.	14,814	342
	Brookline Bancorp, Inc.	25,944	342
	American Campus
	Communities, Inc. REIT	11,800	336
	Bank Mutual Corp.	27,616	334
	First BanCorp Puerto Rico	34,995	334
	Capitol Bancorp Ltd.	7,192	332
	American Equity Investment
	Life Holding Co.	25,500	332
	Calamos Asset
	Management, Inc.	12,314	330
	Community Bank System, Inc.	14,296	329
	First Citizens BancShares
	Class A	1,609	326
	Acadia Realty Trust REIT	12,900	323
*	First Federal Financial Corp.	4,815	322
*	GFI Group Inc.	5,110	318
	Saul Centers, Inc. REIT	5,700	315
	SWS Group, Inc.	8,800	314
	Capital Trust Class A REIT	6,270	313
	S & T Bancorp, Inc.	9,028	313
*	Centennial Bank Holdings Inc.	32,941	312
	Sovran Self Storage, Inc. REIT	5,430	311
	Columbia Banking System, Inc.	8,776	308
	Community Trust Bancorp Inc.	7,365	306
	Anchor Bancorp
	Wisconsin Inc.	10,508	303
	Community Banks, Inc.	10,873	302
*	United America
	Indemnity, Ltd.	11,900	301
	Advance America, Cash
	Advance Centers, Inc.	20,568	301

*	LaBranche & Co. Inc.	30,605	301
	MB Financial, Inc.	7,967	300
	Arbor Realty Trust, Inc. REIT	9,892	298
	Infinity Property &
	Casualty Corp.	6,100	295
*	EZCORP, Inc.	17,793	289

			Market
			Value•
		Shares	($000)
	Cedar Shopping Centers,
	Inc. REIT	18,000	286
	Max Re Capital Ltd.	11,500	285
	TrustCo Bank NY	25,240	281
	LTC Properties, Inc. REIT	10,270	280
*	American Physicians
	Capital, Inc.	6,900	276
	Banner Corp.	6,221	276
	National Health Investors REIT	8,302	274
	Extra Space Storage Inc. REIT	14,748	269
	Direct General Corp.	12,963	268
	Trustreet Properties, Inc. REIT	15,814	266
	Anworth Mortgage Asset
	Corp. REIT	27,924	266
	Resource America, Inc.	10,051	265
	First Merchants Corp.	9,697	264
	Harleysville Group, Inc.	7,571	264
	Provident New York
	Bancorp, Inc.	17,474	262
	City Bank Lynnwood (WA)	7,275	260
	Omega Healthcare Investors,
	Inc. REIT	14,692	260
	Global Signal, Inc. REIT	4,918	259
	Greenhill & Co., Inc.	3,500	258
	Capital City Bank Group, Inc.	7,262	256
	Glimcher Realty Trust REIT	9,527	254
	BankFinancial Corp.	14,255	254
*	Tejon Ranch Co.	4,527	253
*	The Enstar Group, Inc.	2,600	249
	Odyssey Re Holdings Corp.	6,660	248
	First Community
	Bancshares, Inc.	6,235	247
	Cohen & Steers, Inc.	6,100	245
	BancFirst Corp.	4,500	243
	PFF Bancorp, Inc.	7,008	242
	U-Store-It Trust REIT	11,737	241
	Fidelity Bankshares, Inc.	6,068	241
*	Stifel Financial Corp.	6,109	240
	Alesco Financial, Inc. REIT	22,179	237
	optionsXpress Holdings Inc.	10,307	234
	Northwest Bancorp, Inc.	8,516	234
	CoBiz Inc.	10,503	231
	First Indiana Corp.	9,021	229
	Advanta Corp. Class B	5,200	227
	FBL Financial Group, Inc.
	Class A	5,797	227
*	Move, Inc.	40,953	226
	NorthStar Realty Finance
	Corp. REIT	13,400	222
	First Busey Corp.	9,623	222
	Ameris Bancorp	7,852	221
	RAIT Financial Trust REIT	6,400	221

	Capital Southwest Corp.	1,747	221
	Student Loan Corp.	1,059	220
*	USI Holdings Corp.	14,200	218
	Capitol Federal Financial	5,672	218
*	Nexcen Brands, Inc.	30,101	218
*	Tradestation Group Inc.	15,806	217
	Bristol West Holdings, Inc.	13,713	217
	Coastal Financial Corp.	12,909	216
*	First Cash Financial
	Services, Inc.	8,300	215
	GMH Communities Trust REIT	21,101	214
	ASTA Funding, Inc.	6,995	213
	Center Financial Corp.	8,849	212
*	Investors Bancorp, Inc.	13,373	210
	Capital Lease Funding,
	Inc. REIT	18,120	210
	Agree Realty Corp. REIT	6,100	210
	Dime Community Bancshares	14,890	209
*	Ocwen Financial Corp.	13,143	208
*	Community Bancorp	6,795	205
*	CompuCredit Corp.	5,132	204
	BNP Residential Properties,
	Inc. REIT	8,256	199
*	Dollar Financial Corp.	7,100	198
	First Potomac REIT	6,769	197
	^Novastar Financial, Inc. REIT	7,380	197
	Alfa Corp.	10,446	196
	Capital Corp. of the West	6,071	195
	Westbanco Inc.	5,774	194
	Financial Federal Corp.	6,564	193
	Highland Hospitality Corp.
	REIT	13,300	190
	Berkshire Hills Bancorp, Inc.	5,649	189
*	Accredited Home Lenders
	Holding Co.	6,921	189
*	Citizens, Inc.	28,353	187
	^Gladstone Capital Corp.	7,837	187
	AmericanWest Bancorporation	7,672	186
	First Defiance Financial Corp.	6,100	185
	Associated Estates Realty
	Corp. REIT	13,413	184
	Parkway Properties Inc. REIT	3,600	184
*	Asset Acceptance Capital
	Corp.	10,900	183
*	Portfolio Recovery
	Associates, Inc.	3,900	182
	Gamco Investors Inc. Class A	4,708	181
	Independent Bank Corp. (MA)	5,009	180
	Federal Agricultural Mortgage
	Corp. Class C	6,637	180
	MFA Mortgage Investments,
	Inc. REIT	23,400	180
	Stewart Information

	Services Corp.	4,100	178
	Baldwin & Lyons, Inc. Class B	6,928	177
	Impac Mortgage Holdings,
	Inc. REIT	20,098	177
*	Pinnacle Financial
	Partners, Inc.	5,297	176
	Bank of Granite Corp.	9,227	175

			Market
			Value•
		Shares	($000)
	Kite Realty Group Trust REIT	9,400	175
	American Land Lease,
	Inc. REIT	6,599	175
	Harleysville National Corp.	8,989	174
	Presidential Life Corp.	7,877	173
	W Holding Co., Inc.	28,977	173
	Safety Insurance Group, Inc.	3,396	172
*	Franklin Bank Corp.	8,383	172
	KNBT Bancorp Inc.	10,237	171
	EMC Insurance Group, Inc.	5,000	171
	Independent Bank Corp. (MI)	6,707	170
	CFS Bancorp, Inc.	11,548	169
	Donegal Group Inc.	8,629	169
	Cardinal Financial Corp.	16,306	167
	Clifton Savings Bancorp, Inc.	13,490	164
*	Universal American
	Financial Corp.	8,800	164
	United Fire & Casualty Co.	4,613	163
	Ames National Corp.	7,718	162
	Winston Hotels, Inc. REIT	12,195	162
	Arrow Financial Corp.	6,502	161
*	Ameriserv Financial Inc.	32,533	160
	Ramco-Gershenson Properties
	Trust REIT	4,191	160
*	FPIC Insurance Group, Inc.	4,100	160
	First Financial Holdings, Inc.	4,062	159
	BancTrust Financial Group, Inc.	6,224	159
*	Triad Guaranty, Inc.	2,894	159
*	Nelnet, Inc.	5,800	159
	American Mortgage
	Acceptance Co. REIT	9,400	159
	Abington Community
	Bankcorp, Inc.	8,166	157
*	Capital Crossing Bank	5,254	156
	Gramercy Capital Corp. REIT	5,005	155
	MortgageIT Holdings Inc.
	REIT	10,466	154
	Innkeepers USA Trust REIT	9,921	154
	Charter Financial Corp.	2,963	153
	Partners Trust Financial
	Group, Inc.	13,103	153
	Getty Realty Holding
	Corp. REIT	4,925	152
	Midland Co.	3,600	151
	Bryn Mawr Bank Corp.	6,379	151
	Columbia Bancorp (OR)	5,700	151
	JER Investors Trust Inc. REIT	7,293	151
	Deerfield Triarc Capital
	Corp. REIT	8,878	150
	^Center Bancorp, Inc.	9,434	149
	Luminent Mortgage Capital,
	Inc. REIT	15,321	149

	Crawford & Co. Class B	20,285	148
*	PICO Holdings, Inc.	4,206	146
*	United Capital Corp.	4,946	146
	Leesport Financial Corp.	6,106	146
	Irwin Financial Corp.	6,448	146
	Mercantile Bank Corp.	3,820	144
	Bancorp Rhode Island Inc.	3,295	143
	Eastern Virginia
	Bankshares, Inc.	6,287	142
	First Financial Bancorp	8,516	141
	First State Bancorporation	5,708	141
	HomeBanc Corp. REIT	33,388	141
	Lakeland Bancorp, Inc.	9,472	141
	Flagstar Bancorp, Inc.	9,418	140
	Capital Bank Corp.	8,071	139
*	Western Alliance Bancorp	3,983	138
	Consolidated-Tomoka Land Co.	1,900	138
	Midwest Banc Holdings, Inc.	5,751	137
	Universal Health Realty
	Income REIT	3,494	136
	Sanders Morris Harris
	Group Inc.	10,654	136
	^Capstead Mortgage
	Corp. REIT	16,386	136
	Atlantic Coast Federal Corp.	7,436	136
	^W.P. Stewart & Co., Ltd.	8,500	135
*	Navigators Group, Inc.	2,792	135
	Clark, Inc.	8,060	134
	West Coast Bancorp	3,837	133
	Citizens 1st Bancorp, Inc.	4,188	129
	Ameriana Bancorp	9,841	129
	IBERIABANK Corp.	2,175	128
	National Western Life
	Insurance Co. Class A	551	127
	Sterling Financial Corp. (PA)	5,357	127
	TierOne Corp.	4,000	126
	Sun Communities, Inc. REIT	3,906	126
	Sandy Spring Bancorp, Inc.	3,245	124
	Nara Bancorp, Inc.	5,787	121
	State Auto Financial Corp.	3,477	121
*	CNA Surety Corp.	5,607	121
	Suffolk Bancorp	3,146	120
	American National
	Bankshares Inc.	5,128	120
*	First Mariner Bancorp, Inc.	6,444	120
	Integra Bank Corp.	4,276	118
	Commercial Bankshares, Inc.	3,097	118
	NYMAGIC, Inc.	3,198	117
	First of Long Island Corp.	2,620	116
	Renasant Corp.	3,795	116
*	First Regional Bancorp	3,390	116
*	Pennsylvania Commerce
	Bancorp, Inc.	4,361	115

First Bancorp (NC)	5,244	115
First Source Corp.	3,452	111
Medical Properties Trust
Inc. REIT	7,212	110
CentraCore Properties Trust	3,372	109
Old Second Bancorp, Inc.	3,686	108
Doral Financial Corp.	37,446	107

			Market
			Value•
		Shares	($000)
	WSFS Financial Corp.	1,587	106
	Interchange Financial
	Services Corp.	4,537	104
	Century Bancorp, Inc. Class A	3,755	103
	Advanta Corp. Class A	2,570	102
	Southwest Bancorp, Inc.	3,662	102
	Simmons First National Corp.	3,210	101
	Oriental Financial Group Inc.	7,815	101
	21st Century Insurance Group	5,655	100
*	Affordable Residential
	Communities REIT	8,567	100
*	Great Lakes Bancorp, Inc.	7,035	99
	Investors Real Estate
	Trust REIT	9,600	98
*	Encore Capital Group, Inc.	7,800	98
*	Ladenburg Thalmann Financial
	Services, Inc.	80,200	98
	Union Bankshares Corp.	3,150	96
	Camco Financial Corp.	7,439	95
	Fieldstone Investment
	Corp. REIT	21,582	95
	Bank of the Ozarks, Inc.	2,856	94
	Sierra Bancorp	3,200	94
	U.S.B. Holding Co., Inc.	3,892	94
	Seacoast Banking Corp.
	of Florida	3,755	93
	Macatawa Bank Corp.	4,338	92
	First Financial Corp. (IN)	2,574	91
	Tower Group, Inc.	2,900	90
	First Place Financial Corp.	3,814	90
	Omega Financial Corp.	2,792	89
	Univest Corp. of Pennsylvania	2,888	88
	S.Y. Bancorp, Inc.	3,110	87
	ITLA Capital Corp.	1,500	87
	Yardville National Bancorp	2,263	85
	Washington Trust Bancorp, Inc.	3,058	85
	Heritage Commerce Corp.	3,195	85
	Merchants Bancshares, Inc.	3,652	84
	Team Financial, Inc.	5,158	83
	LSB Corp.	4,999	82
*	The Bancorp Inc.	2,757	82
*	PMA Capital Corp. Class A	8,763	81
*	U.S. Global Investors, Inc.
	Class A	1,200	81
	Sterling Bancorp	4,095	81
	United Community Financial
	Corp.	6,500	80
	Peoples Bancorp, Inc.	2,678	80
	Urstadt Biddle Properties
	Class A REIT	4,098	78
	Medallion Financial Corp.	6,279	78
	Flushing Financial Corp.	4,542	78

	German American Bancorp	5,334	77
*	Wellsford Real Properties Inc.	10,126	76
	Comm Bancorp, Inc.	1,739	75
	TriCo Bancshares	2,716	74
*	Sun Bancorp, Inc. (NJ)	3,504	74
	Wilshire Bancorp Inc.	3,876	74
	Horizon Financial Corp.	3,048	73
*	PXRE Group Ltd.	15,866	73
	^First South Bancorp, Inc.	2,257	72
	Great Southern Bancorp, Inc.	2,371	70
	Southside Bancshares, Inc.	2,705	70
	Greater Delaware Valley
	Savings Bank	3,068	69
*	Virginia Commerce
	Bancorp, Inc.	3,460	69
	Education Realty Trust,
	Inc. REIT	4,600	68
	Republic Bancorp, Inc. Class A	2,676	67
	Heartland Financial USA, Inc.	2,299	66
	NetBank, Inc.	14,280	66
*	Consumer Portfolio
	Services, Inc.	10,078	66
	Government Properties
	Trust, Inc. REIT	6,158	65
	R & G Financial Corp. Class B	8,500	65
	Financial Institutions, Inc.	2,780	64
*	Quanta Capital Holdings Ltd.	29,581	64
	Shore Bancshares, Inc.	2,089	63
*	Texas Capital Bancshares, Inc.	3,157	63
	Tompkins Trustco, Inc.	1,342	61
	OceanFirst Financial Corp.	2,657	61
	Farmers Capital Bank Corp.	1,770	60
*	Rewards Network Inc.	8,399	58
	Municipal Mortgage &
	Equity, L.L.C.	1,811	58
	Smithtown Bancorp, Inc.	2,148	58
	North Valley Bancorp	3,149	58
*	Ampal-American Israel Corp.	12,048	58
	Willow Grove Bancorp, Inc.	3,844	57
*	American Independence Corp.	5,279	57
*	United PanAm Financial Corp.	4,141	57
	Scottish Re Group Ltd.	10,400	56
*	Superior Bancorp	4,846	55
	West Bancorporation	3,045	54
	Hersha Hospitality Trust REIT	4,745	54
	LSB Bancshares, Inc.	3,164	53
	Security Bank Corp.	2,341	53
*	Pacific Mercantile Bancorp	3,238	53
*	Stratus Properties Inc.	1,599	51
	Opteum Inc. REIT	6,500	49
	Vineyard National Bancorp Co.	2,133	49
	FNB Corp. (VA)	1,171	49
	Pennfed Financial Services, Inc.	2,468	48

First M&F Corp.	2,450	48
Mission West Properties
Inc. REIT	3,600	47
Brooke Corp.	4,100	47
State National
Bancshares, Inc.	1,200	46
Provident Financial
Holdings, Inc.	1,509	46

			Market
			Value•
		Shares	($000)
	Columbia Equity Trust
	Inc. REIT	2,400	46
	HMN Financial, Inc.	1,311	45
	BRT Realty Trust REIT	1,600	44
	Winthrop Realty Trust
	Inc. REIT	6,338	43
*	Marlin Business Services Inc.	1,795	43
	Greater Community Bancorp	2,238	40
	Heritage Financial Corp.	1,610	39
	First Federal Bancshares of
	Arkansas, Inc.	1,606	39
	ProCentury Corp.	2,100	39
	FNB Financial Services Corp.	2,621	39
	Placer Sierra Bancshares	1,632	39
	Monmouth Real Estate
	Investment Corp. REIT	4,356	37
	Westfield Financial, Inc.	1,055	37
	Royal Bancshares of
	Pennsylvania, Inc.	1,378	36
	Peapack Gladstone
	Financial Corp.	1,263	35
	Investors Title Co.	648	34
	Oak Hill Financial, Inc.	1,210	34
	Massbank Corp.	1,013	33
	ESB Financial Corp.	2,941	32
	Meta Financial Group, Inc.	1,049	31
	Citizens South Banking Corp.	2,409	31
	Preferred Bank, Los Angeles	500	30
	BCSB Bankcorp, Inc.	1,993	30
	Rome Bancorp, Inc.	2,312	29
	Pulaski Financial Corp.	1,691	27
	First United Corp.	1,200	26
	Enterprise Financial
	Services Corp.	800	26
	UMH Properties, Inc. REIT	1,670	26
	FNB Corp. (NC)	1,296	24
	Codorus Valley Bancorp, Inc.	1,075	22
	Rainier Pacific Financial
	Group Inc.	975	19
	Federal Agricultural Mortgage
	Corp. Class A	1,021	19
	TF Financial Corp.	616	19
*	First Acceptance Corp.	1,700	18
*	MarketAxess Holdings, Inc.	1,300	18
	Unity Bancorp, Inc.	1,189	17
	Wainwright Bank & Trust Co.	1,537	17
*	First Keystone Financial, Inc.	863	17
	HopFed Bancorp, Inc.	1,005	16
	Habersham Bancorp	610	15
	AmeriVest Properties,
	Inc. REIT	34,500	14
	PremierWest Bancorp	854	14

	Resource Capital Corp. REIT	800	14
	One Liberty Properties, Inc.
	REIT	534	13
	First Financial Service Corp.	399	12
	Colony Bankcorp, Inc.	681	12
	Northern States Financial Corp.	599	12
	MutualFirst Financial Inc.	500	11
*	Republic First Bancorp, Inc.	803	10
	Wayne Savings Bancshares, Inc.	673	10
	Kearny Financial Corp.	600	10
	Jefferson Bancshares, Inc.	600	8
*	Affordable Residential
	Communities Rights
	Exp. 1/23/07	8,567	8
	TIB Financial Corp.	376	7
	HF Financial Corp.	347	6
	National Health Realty Inc. REIT	200	5
	Princeton National Bancorp, Inc.	100	3
	Home Federal Bancorp	100	3
	United Financial Corp.	93	2
	Firstbank Corp.	105	2
*	Brooklyn Federal Bancorp	44	1
*	Horizon Group Properties,
	Inc. REIT	64	—
*	Vesta Insurance Group, Inc.	11,252	—
			1,239,553
Health Care (11.9%)
	Johnson & Johnson	1,013,703	66,925
	Pfizer Inc.	2,526,865	65,447
	Merck & Co., Inc.	754,193	32,883
*	Amgen, Inc.	405,737	27,716
	Abbott Laboratories	529,515	25,793
	UnitedHealth Group Inc.	466,879	25,085
	Wyeth	466,335	23,746
	Medtronic, Inc.	399,991	21,404
	Eli Lilly & Co.	352,576	18,369
	Bristol-Myers Squibb Co.	681,512	17,937
*	WellPoint Inc.	214,813	16,904
*	Genentech, Inc.	164,303	13,330
	Schering-Plough Corp.	513,425	12,137
	Baxter International, Inc.	226,170	10,492
*	Gilead Sciences, Inc.	158,370	10,283
	Cardinal Health, Inc.	140,589	9,058
	Caremark Rx, Inc.	147,981	8,451
	Aetna Inc.	189,892	8,200
*	Boston Scientific Corp.	433,816	7,453
*	Celgene Corp.	129,126	7,429
*	Zimmer Holdings, Inc.	84,196	6,599
*	Thermo Fisher Scientific, Inc.	141,430	6,405
	Allergan, Inc.	52,430	6,278
	Becton, Dickinson & Co.	84,799	5,949
*	Biogen Idec Inc.	119,163	5,862
*	Genzyme Corp.	90,639	5,582

*	Forest Laboratories, Inc.	110,259	5,579
*	Medco Health Solutions, Inc.	101,889	5,445
	Stryker Corp.	98,671	5,438
	CIGNA Corp.	38,475	5,062
	McKesson Corp.	98,602	4,999
*	St. Jude Medical, Inc.	122,303	4,471
	Biomet, Inc.	80,753	3,333

			Market
			Value•
		Shares	($000)
*	Laboratory Corp. of
	America Holdings	43,499	3,196
*	Humana Inc.	57,274	3,168
	AmerisourceBergen Corp.	69,904	3,143
	Quest Diagnostics, Inc.	58,163	3,083
	C.R. Bard, Inc.	36,051	2,991
*	Express Scripts Inc.	40,696	2,914
*	Coventry Health Care Inc.	55,091	2,757
*	MedImmune Inc.	83,056	2,689
*	Sepracor Inc.	37,873	2,332
	Applera Corp.-Applied
	Biosystems Group	63,276	2,322
*	Varian Medical Systems, Inc.	45,187	2,150
*	DaVita, Inc.	35,990	2,047
*	Health Net Inc.	40,390	1,965
	IMS Health, Inc.	69,880	1,920
	Health Management
	Associates Class A	83,537	1,763
*	Barr Pharmaceuticals Inc.	35,095	1,759
*	Waters Corp.	35,702	1,748
*	Hospira, Inc.	51,846	1,741
	Omnicare, Inc.	42,346	1,636
*	Vertex Pharmaceuticals, Inc.	41,651	1,559
*	Amylin Pharmaceuticals, Inc.	43,191	1,558
	DENTSPLY International Inc.	50,710	1,514
*	Henry Schein, Inc.	30,582	1,498
*	Cephalon, Inc.	21,107	1,486
	Mylan Laboratories, Inc.	73,322	1,464
*	Patterson Cos.	38,794	1,378
*	King Pharmaceuticals, Inc.	84,311	1,342
*	Covance, Inc.	22,251	1,311
*	Lincare Holdings, Inc.	32,523	1,296
	Beckman Coulter, Inc.	21,655	1,295
*	ResMed Inc.	26,150	1,287
*	Triad Hospitals, Inc.	30,526	1,277
*	Millipore Corp.	18,632	1,241
*	Endo Pharmaceuticals
	Holdings, Inc.	43,903	1,211
*	Community Health
	Systems, Inc.	32,997	1,205
*	Millennium
	Pharmaceuticals, Inc.	110,078	1,200
	Manor Care, Inc.	25,560	1,199
	Pharmaceutical Product
	Development, Inc.	36,778	1,185
*	Intuitive Surgical, Inc.	12,212	1,171
*	Tenet Healthcare Corp.	164,683	1,148
*	Cytyc Corp.	39,138	1,108
	Hillenbrand Industries, Inc.	19,310	1,099
	Dade Behring Holdings Inc.	26,941	1,073
*	Invitrogen Corp.	18,677	1,057
	Universal Health Services

	Class B	18,537	1,028
*	Charles River
	Laboratories, Inc.	23,686	1,024
*	Cerner Corp.	21,726	989
	PerkinElmer, Inc.	43,937	977
	Bausch & Lomb, Inc.	18,641	970
*	Edwards Lifesciences Corp.	20,495	964
*	Respironics, Inc.	25,320	956
*	Gen-Probe Inc.	18,020	944
*	VCA Antech, Inc.	29,112	937
*	Watson Pharmaceuticals, Inc.	33,735	878
*	IDEXX Laboratories Corp.	10,817	858
*	Pediatrix Medical Group, Inc.	17,004	831
*	Hologic, Inc.	16,666	788
*	WellCare Health Plans Inc.	11,283	777
*	PDL BioPharma Inc.	38,101	767
*	ICOS Corp.	21,675	732
*	Advanced Medical Optics, Inc.	20,748	730
*	Techne Corp.	13,051	724
*	OSI Pharmaceuticals, Inc.	20,050	701
*	Kinetic Concepts, Inc.	17,564	695
*	Immucor Inc.	23,602	690
*	Emdeon Corp.	54,485	675
	Medicis Pharmaceutical Corp.	19,019	668
	Cooper Cos., Inc.	14,918	664
*	Psychiatric Solutions, Inc.	17,616	661
*	AMERIGROUP Corp.	18,045	648
	Mentor Corp.	13,248	647
*	Sierra Health Services, Inc.	17,705	638
*	ImClone Systems, Inc.	23,496	629
*	LifePoint Hospitals, Inc.	18,077	609
*	Medarex, Inc.	40,836	604
	Brookdale Senior Living Inc.	12,323	592
	West Pharmaceutical
	Services, Inc.	11,270	577
	STERIS Corp.	22,490	566
*	Illumina, Inc.	14,376	565
*	Magellan Health Services, Inc.	13,001	562
	Valeant Pharmaceuticals
	International	32,325	557
*	Healthways, Inc.	11,462	547
*	Affymetrix, Inc.	23,494	542
*	The Medicines Co.	16,959	538
*	Bio-Rad Laboratories, Inc.
	Class A	6,374	526
*	Human Genome
	Sciences, Inc.	41,572	517
*	MGI Pharma, Inc.	27,465	506
*	Apria Healthcare Group Inc.	18,961	505
*	Ventana Medical Systems, Inc.	11,687	503
*	Sunrise Senior Living, Inc.	15,971	491
*	Alexion Pharmaceuticals, Inc.	12,139	490
*	BioMarin Pharmaceutical Inc.	29,835	489

*	Myriad Genetics, Inc.	15,600	488
*	Varian, Inc.	10,838	485
*	Nektar Therapeutics	31,562	480
	Perrigo Co.	27,410	474
*	Applera Corp.–Celera
	Genomics Group	33,821	473
*	Alkermes, Inc.	35,084	469

			Market
			Value•
		Shares	($000)
*	PSS World Medical, Inc.	23,707	463
*	ArthroCare Corp.	11,413	456
*	American Medical Systems
	Holdings, Inc.	24,405	452
*	Theravance, Inc.	14,499	448
*	Allscripts Healthcare
	Solutions, Inc.	16,546	447
	Owens & Minor, Inc.
	Holding Co.	14,281	447
*	United Surgical Partners
	International, Inc.	15,649	444
*	Conor Medsystems, Inc.	14,122	442
*	Cubist Pharmaceuticals, Inc.	24,402	442
*	Digene Corp.	8,894	426
*	Centene Corp.	17,334	426
*	AMN Healthcare Services, Inc.	15,450	425
*	Kyphon Inc.	10,484	424
*	Haemonetics Corp.	9,277	418
*	United Therapeutics Corp.	7,595	413
	Alpharma, Inc. Class A	16,925	408
*	Align Technology, Inc.	28,092	392
*	K-V Pharmaceutical Co.
	Class A	16,499	392
*	Regeneron
	Pharmaceuticals, Inc.	19,451	390
*	Biosite Inc.	7,870	384
*	CV Therapeutics, Inc.	27,484	384
	Analogic Corp.	6,819	383
*	Isis Pharmaceuticals, Inc.	34,325	382
*	^InterMune Inc.	12,125	373
*	Amedisys Inc.	11,200	368
*	Adams Respiratory
	Therapeutics, Inc.	8,996	367
*	Per-Se Technologies, Inc.	13,059	363
*	Eclipsys Corp.	17,431	358
*	Dionex Corp.	6,259	355
*	AmSurg Corp.	15,358	353
*	Martek Biosciences Corp.	15,020	351
	Chemed Corp.	9,309	344
*	CONMED Corp.	14,872	344
*	Kindred Healthcare, Inc.	13,592	343
*	Conceptus, Inc.	15,597	332
*	Advanced Magnetics, Inc.	5,273	315
*	Geron Corp.	35,717	314
*	DJ Orthopedics Inc.	7,300	313
*	Greatbatch, Inc.	11,367	306
*	Arena Pharmaceuticals, Inc.	23,026	297
*	Inverness Medical
	Innovations, Inc.	7,607	294
*	Alnylam Pharmaceuticals Inc.	13,700	293
*	Par Pharmaceutical Cos. Inc.	13,008	291
*	Sciele Pharma, Inc.	11,938	287

	PolyMedica Corp.	7,012	283
*	CorVel Corp.	5,891	280
*	Thoratec Corp.	15,785	278
	Cambrex Corp.	12,189	277
*	Array BioPharma Inc.	21,400	276
*	ViroPharma Inc.	18,401	269
*	inVentiv Health, Inc.	7,499	265
	Datascope Corp.	7,214	263
*	New River Pharmaceuticals Inc.	4,800	263
*	Zymogenetics, Inc.	16,676	260
*	Dendrite International, Inc.	23,481	251
*	Cyberonics, Inc.	11,954	247
*	Genesis Healthcare Corp.	5,159	244
	Arrow International, Inc.	6,842	242
*	Gentiva Health Services, Inc.	12,650	241
*	Bradley Pharmaceuticals, Inc.	11,600	239
*	Palomar Medical
	Technologies, Inc.	4,700	238
*	ARIAD Pharmaceuticals, Inc.	45,665	235
*	Abaxis, Inc.	12,068	232
*	Exelixis, Inc.	25,733	232
*	ABIOMED, Inc.	16,275	229
	Sirona Dental Systems Inc.	5,928	228
	Invacare Corp.	9,105	224
*	Air Methods Corp.	7,920	221
*	Bioveris Corp.	16,114	221
*	Candela Corp.	17,668	219
*	The TriZetto Group, Inc.	11,853	218
*	Natus Medical Inc.	13,105	218
	Computer Programs and
	Systems, Inc.	6,400	218
*	Angiodynamics Inc.	10,100	217
*	^BioLase Technology, Inc.	24,782	217
*	^AtheroGenics, Inc.	21,263	211
*	LifeCell Corp.	8,500	205
*	Progenics Pharmaceuticals, Inc.	7,970	205
*	Noven Pharmaceuticals, Inc.	8,023	204
*	Viasys Healthcare Inc.	7,325	204
	Landauer, Inc.	3,875	203
*	BioCryst Pharmaceuticals, Inc.	17,559	203
*	HMS Holdings Corp.	13,270	201
*	Cholestech Corp.	10,904	201
*	Bio-Reference
	Laboratories, Inc.	8,728	196
*	Keryx
	Biopharmaceuticals, Inc.	14,505	193
*	American Dental Partners, Inc.	10,210	193
*	Momenta
	Pharmaceuticals, Inc.	12,200	192
*	Healthspring, Inc.	9,300	189
*	CryoLife Inc.	24,626	188
*	Integra LifeSciences Holdings	4,400	187
*	Aspect Medical Systems, Inc.	9,783	184

	LCA-Vision Inc.	5,336	183
*	ArQule, Inc.	30,767	182
*	Cepheid, Inc.	21,400	182
*	Tanox, Inc.	9,094	181
*	Bruker BioSciences Corp.	24,041	181
*	Adolor Corp.	23,946	180
*	Acadia Pharmaceuticals Inc.	20,400	179

			Market
			Value•
		Shares	($000)
*	Caraco Pharmaceutical
	Laboratories, Ltd.	12,800	179
*	CuraGen Corp.	38,848	179
*	Alliance Imaging, Inc.	26,751	178
*	Onyx Pharmaceuticals, Inc.	16,800	178
*	America Service Group Inc.	11,100	177
*	Pharmion Corp.	6,800	175
*	Wright Medical Group, Inc.	7,518	175
*	PAREXEL International Corp.	6,038	175
*	Barrier Therapeutics Inc.	23,117	174
*	Cross Country Healthcare, Inc.	7,943	173
*	Cantel Medical Corp.	10,541	171
*	Allied Healthcare
	International Inc.	57,826	169
*	Foxhollow Technologies Inc.	7,800	168
*	Albany Molecular
	Research, Inc.	15,757	166
*	HealthExtras, Inc.	6,800	164
*	^Idenix Pharmaceuticals Inc.	18,505	161
*	Salix Pharmaceuticals, Ltd.	13,126	160
*	SurModics, Inc.	5,111	159
*	Anika Resh Inc.	11,858	157
*	Ligand Pharmaceuticals Inc.
	Class B	14,172	155
*	Nuvasive, Inc.	6,700	155
*	Cutera, Inc.	5,700	154
*	Matria Healthcare, Inc.	5,356	154
*	SonoSite, Inc.	4,962	153
*	^Aastrom Biosciences, Inc.	124,699	153
*	Avigen, Inc.	28,047	148
*	Cardiac Science Corp.	18,005	145
*	Accelrys Inc.	23,671	142
*	Abraxis Bioscience, Inc.	5,134	140
*	Orthofix International NV	2,792	140
*	Columbia Laboratories Inc.	27,189	139
*	ICU Medical, Inc.	3,400	138
*	^AVI BioPharma, Inc.	43,482	138
*	Bentley Pharmaceuticals, Inc.	13,500	137
*	ev3 Inc.	7,931	137
*	Pozen Inc.	7,801	133
*	Dendreon Corp.	31,783	133
*	Proxymed Pharmacy, Inc.	28,600	132
*	MannKind Corp.	8,000	132
*	Collagenex
	Pharmaceuticals, Inc.	9,400	131
*	Molina Healthcare Inc.	3,900	127
*	Amicas, Inc.	43,090	127
*	Anadys Pharmaceuticals Inc.	25,607	126
*	Odyssey Healthcare, Inc.	9,500	126
*	^Cell Therapeutics, Inc.	71,851	126
	Vital Signs, Inc.	2,510	125
*	Neurocrine Biosciences, Inc.	11,870	124

*	Savient Pharmaceuticals Inc.	10,986	123
*	Lifecore Biomedical Inc.	6,783	121
*	Antigenics, Inc.	65,318	120
*	Caliper Life Sciences, Inc.	20,709	118
*	BioScrip Inc.	34,113	118
*	Quidel Corp.	8,595	117
	Meridian Bioscience Inc.	4,698	115
*	Zoll Medical Corp.	1,941	113
*	Diversa Corp.	10,126	110
*	AVANT
	Immunotherapeutics, Inc.	82,134	110
*	ATS Medical, Inc.	53,039	110
*	Merit Medical Systems, Inc.	6,931	110
*	Radiation Therapy
	Services, Inc.	3,460	109
*	Kensey Nash Corp.	3,328	106
*	Nastech
	Pharmaceutical Co., Inc.	6,985	106
*	Luminex Corp.	8,224	104
*	Spectranetics Corp.	9,214	104
*	Nabi Biopharmaceuticals	15,341	104
*	Continucare Corp.	35,281	98
*	Penwest Pharmaceuticals Co.	5,880	98
*	Embrex, Inc.	5,641	95
*	MedCath Corp.	3,386	93
*	Enzo Biochem, Inc.	6,468	92
*	Bioenvision, Inc.	19,842	92
*	Cerus Corp.	15,701	92
*	Incyte Corp.	15,748	92
*	Pharmanet Development
	Group, Inc.	4,150	92
*	BioSphere Medical Inc.	13,700	92
*	OraSure Technologies, Inc.	11,032	91
*	Symbion, Inc.	4,800	89
*	PRA International	3,488	88
*	Res-Care, Inc.	4,800	87
*	Indevus Pharmaceuticals, Inc.	12,184	87
*	Inspire Pharmaceuticals, Inc.	13,527	86
*	Molecular Devices Corp.	4,064	86
*	Capital Senior Living Corp.	7,840	83
*	HealthTronics Surgical
	Services, Inc.	12,463	83
*	IntraLase Corp.	3,700	83
*	eResearch Technology, Inc.	12,175	82
*	deCODE genetics, Inc.	17,814	81
*	Enzon Pharmaceuticals, Inc.	9,441	80
*	^Immunomedics Inc.	22,052	80
*	Epix Pharmaceuticals Inc.	11,528	80
*	Possis Medical Inc.	5,800	78
*	Pain Therapeutics, Inc.	8,756	78
*	Kendle International Inc.	2,475	78
*	I-Flow Corp.	5,200	78
*	Medical Action Industries Inc.	2,400	77

*	Vital Images, Inc.	2,200	77
*	Microtek Medical
	Holdings, Inc.	16,454	76
*	Emisphere Technologies, Inc.	14,280	76
	Option Care, Inc.	5,300	76
*	Telik, Inc.	16,500	73
*	Horizon Health Corp.	3,700	72

			Market
			Value•
		Shares	($000)
*	Symmetry Medical Inc.	5,200	72
	National Healthcare Corp.	1,300	72
*	Sirna Therapeutics, Inc.	5,500	72
*	Rochester Medical Corp.	5,932	71
*	Durect Corp.	15,822	70
*	Five Star Quality Care, Inc.	6,231	69
*	Exactech, Inc.	4,836	69
*	Acusphere, Inc.	27,900	68
*	SuperGen, Inc.	13,105	67
*	^Accentia
	Biopharmaceuticals Inc.	19,000	67
*	ImmunoGen, Inc.	12,823	65
*	Rigel Pharmaceuticals, Inc.	5,400	64
*	Maxygen Inc.	5,941	64
*	Neogen Corp.	2,880	64
*	Encysive Pharmaceuticals, Inc.	15,114	64
*	Cell Genesys, Inc.	18,648	63
*	Auxilium Pharmaceuticals, Inc.	4,300	63
*	Hooper Holmes, Inc.	18,839	62
*	Senomyx, Inc.	4,700	61
*	PDI, Inc.	5,891	60
*	Cypress Bioscience, Inc.	7,579	59
*	Lexicon Genetics Inc.	15,779	57
*	Santarus Inc.	7,196	56
*	ADVENTRX
	Pharmaceuticals, Inc.	18,800	55
*	RehabCare Group, Inc.	3,700	55
*	CardioDynamics
	International Corp.	52,643	55
*	DepoMed, Inc.	15,800	55
*	Nuvelo, Inc.	13,508	54
*	Omnicell, Inc.	2,900	54
*	Harvard Bioscience, Inc.	10,410	53
*	Providence Service Corp.	2,108	53
*	Monogram Biosciences, Inc.	29,112	52
*	Kosan Biosciences, Inc.	9,200	51
*	Allos Therapeutics Inc.	8,700	51
*	US Physical Therapy, Inc.	4,072	50
*	Merge Technologies, Inc.	7,500	49
*	Oxigene, Inc.	10,215	49
*	XOMA Ltd.	22,254	49
*	Trimeris, Inc.	3,826	49
*	SRI/Surgical Express, Inc.	8,777	48
*	Vascular Solutions, Inc.	5,486	48
*	Vivus, Inc.	13,195	48
*	Discovery Laboratories, Inc.	20,100	47
*	Xenoport Inc.	1,900	47
*	NPS Pharmaceuticals Inc.	10,241	46
*	GTx, Inc.	2,600	46
*	SONUS Pharmaceuticals, Inc.	7,483	46
*	Peregrine
	Pharmaceuticals, Inc.	38,828	45

*	^CYTOGEN Corp.	19,279	45
*	Cytokinetics, Inc.	5,971	45
*	Regeneration Technologies, Inc.	7,530	44
*	VistaCare, Inc.	4,300	44
*	Vical, Inc.	6,769	44
*	StemCells, Inc.	15,597	41
*	National Dentex Corp.	2,344	41
*	Third Wave Technologies	8,441	41
*	Medical Staffing Network
	Holdings, Inc.	6,908	41
*	ThermoGenesis Corp.	9,400	41
*	Seattle Genetics, Inc.	7,600	41
*	Curis, Inc.	31,911	40
*	Nutraceutical
	International Corp.	2,605	40
*	Biopure Corp. Class A	83,016	40
*	Critical Therapeutics, Inc.	19,327	39
*	Rural/Metro Corp.	4,800	39
*	Advancis Pharmaceutical Corp.	10,000	39
*	Osteotech, Inc.	6,701	38
*	SciClone Pharmaceuticals, Inc.	11,521	37
*	STAAR Surgical Co.	5,276	37
*	Gene Logic Inc.	24,011	37
*	Theragenics Corp.	11,893	37
*	Phase Forward Inc.	2,400	36
*	Neurogen Corp.	5,387	32
*	EntreMed, Inc.	20,177	32
*	Novavax, Inc.	7,447	31
*	Genomic Health, Inc.	1,600	30
*	Somanetics Corp.	1,300	30
*	Corcept Therapeutics Inc.	23,558	29
*	^Avanir Pharmaceuticals
	Class A	12,250	28
*	TorreyPines Therapeutics Inc.	3,825	28
*	Genta Inc.	63,104	28
	Psychemedics Corp.	1,405	27
*	Halozyme Therapeutics Inc	3,300	27
*	NMT Medical, Inc.	1,956	26
*	IRIS International, Inc.	1,900	24
*	GenVec, Inc.	9,745	23
*	Hollis-Eden
	Pharmaceuticals, Inc.	4,384	23
*	Vion Pharmaceuticals, Inc.	16,589	22
*	Ista Pharmaceuticals Inc.	3,098	22
*	Hi-Tech Pharmacal Co., Inc.	1,800	22
*	Pharmacyclics, Inc.	4,319	22
*	^Northfield Laboratories, Inc.	5,200	21
*	Sequenom, Inc.	4,519	21
*	Dexcom Inc.	2,000	20
*	Sangamo BioSciences, Inc.	2,740	18
*	Sonic Innovations, Inc.	3,406	18
*	Micrus Endovascular Corp	927	18
*	Orchid Cellmark, Inc.	5,504	17

*	Renovis, Inc.	5,371	17
*	Genitope Corp.	4,800	17
*	Nanogen, Inc.	8,742	16
*	NitroMed, Inc.	6,287	15
*	Nighthawk Radiology
	Holdings, Inc.	600	15
*	IVAX Diagnostics, Inc.	10,266	15

			Market
			Value•
		Shares	($000)
*	Tercica, Inc.	2,800	14
*	Dyax Corp.	4,479	14
*	Titan Pharmaceuticals, Inc.	3,895	13
*	Immtech Pharmaceuticals Inc.	1,700	13
*	Panacos Pharmaceuticals Inc.	3,200	13
*	Alteon, Inc.	84,013	13
*	Rita Medical Systems, Inc.	2,711	12
*	Oscient Pharmaceuticals Corp.	2,454	12
*	Orthologic Corp.	8,628	12
*	Volcano Corp.	700	11
*	Cotherix, Inc.	800	11
*	NeoPharm, Inc.	6,245	10
*	Ciphergen Biosystems, Inc.	10,606	9
*	Synovis Life Technologies, Inc.	800	8
*	GTC Biotherapeutics, Inc.	7,000	8
*	Repligen Corp.	2,700	8
*	La Jolla Pharmaceutical Co.	2,249	7
*	PRAECIS Pharmaceuticals, Inc.	1,340	7
*	Pharmacopeia Drug
	Discovery Inc.	1,398	6
*	PhotoMedex, Inc.	5,274	6
*	Strategic Diagnostics Inc.	1,531	6
*	Epicept Corp.	3,977	6
*	Stratagene Holding Corp.	594	4
*	Insmed Inc.	4,780	4
*	Neurobiological
	Technologies, Inc.	1,972	4
*	Lipid Sciences, Inc.	2,862	4
*	Threshold Pharmaceuticals, Inc.	800	3
*	^Targeted Genetics Corp.	542	3
*	Matritech Inc.	3,400	2
*	Novoste Corp.	766	2
*	Bioject Medical
	Technologies Inc.	1,700	2
*	Transgenomic, Inc.	2,841	1
*	^Aphton Corp.	109,560	—
			659,526
Industrials (11.0%)
	General Electric Co.	3,577,579	133,122
	The Boeing Co.	261,775	23,256
	Tyco International Ltd.	698,245	21,227
	United Technologies Corp.	333,056	20,823
	3M Co.	247,995	19,326
	United Parcel Service, Inc.	229,364	17,198
	Caterpillar, Inc.	227,284	13,939
	Emerson Electric Co.	282,656	12,462
	Honeywell International Inc.	269,697	12,201
	Lockheed Martin Corp.	124,871	11,497
	FedEx Corp.	100,965	10,967
	Burlington Northern
	Santa Fe Corp.	125,476	9,261
	General Dynamics Corp.	118,884	8,839

	Raytheon Co.	155,553	8,213
	Union Pacific Corp.	88,764	8,168
	Illinois Tool Works, Inc.	167,334	7,729
	Northrop Grumman Corp.	113,434	7,679
	Deere & Co.	80,203	7,625
	Norfolk Southern Corp.	143,433	7,213
	Waste Management, Inc.	187,399	6,891
	Danaher Corp.	85,290	6,178
	PACCAR, Inc.	82,390	5,347
	CSX Corp.	153,654	5,290
	Ingersoll-Rand Co.	111,517	4,364
	Southwest Airlines Co.	272,443	4,174
	Masco Corp.	137,981	4,121
	Rockwell Collins, Inc.	59,448	3,762
	Eaton Corp.	49,438	3,715
	Textron, Inc.	39,517	3,706
	Precision Castparts Corp.	46,998	3,679
	Pitney Bowes, Inc.	76,777	3,546
	Rockwell Automation, Inc.	57,993	3,542
	Dover Corp.	70,593	3,460
	ITT Industries, Inc.	60,881	3,459
	L-3 Communications
	Holdings, Inc.	40,645	3,324
	Parker Hannifin Corp.	41,775	3,212
	Expeditors International of
	Washington, Inc.	73,978	2,996
	American Standard Cos., Inc.	62,722	2,876
	Cooper Industries, Inc.
	Class A	31,729	2,869
	R.R. Donnelley & Sons Co.	74,986	2,665
	Fluor Corp.	30,453	2,486
	C.H. Robinson Worldwide Inc.	55,802	2,282
*	Terex Corp.	35,268	2,278
	Manpower Inc.	30,071	2,253
*	AMR Corp.	74,170	2,242
	Avery Dennison Corp.	32,345	2,197
	Cummins Inc.	18,244	2,156
	Robert Half International, Inc.	56,672	2,104
	Joy Global Inc.	43,028	2,080
*	Monster Worldwide Inc.	40,855	1,905
	Cintas Corp.	47,627	1,891
	Goodrich Corp.	41,342	1,883
	Republic Services, Inc.
	Class A	45,946	1,869
	W.W. Grainger, Inc.	26,221	1,834
	American Power
	Conversion Corp.	59,614	1,824
*	The Dun & Bradstreet Corp.	21,944	1,817
	Equifax, Inc.	44,079	1,790
*	McDermott International, Inc.	34,428	1,751
*	Jacobs Engineering Group Inc.	20,560	1,676
*	UAL Corp.	36,401	1,602
	Fastenal Co.	44,472	1,596

	Roper Industries Inc.	30,309	1,523
	Pall Corp.	43,449	1,501
	Aramark Corp. Class B	42,983	1,438
*	Foster Wheeler Ltd.	23,705	1,307
*	USG Corp.	23,536	1,290
*	Continental Airlines, Inc.
	Class B	31,118	1,284

			Market
			Value•
		Shares	($000)
	The Manitowoc Co., Inc.	21,492	1,277
*	Allied Waste Industries, Inc.	102,397	1,258
	Oshkosh Truck Corp.	25,639	1,241
	The Corporate Executive
	Board Co.	14,093	1,236
	SPX Corp.	20,162	1,233
	Ametek, Inc.	36,805	1,172
*	ChoicePoint Inc.	29,581	1,165
	Harsco Corp.	14,646	1,115
	Ryder System, Inc.	21,520	1,099
*	Stericycle, Inc.	14,547	1,098
	Pentair, Inc.	33,565	1,054
	The Brink’s Co.	16,470	1,053
*	Wesco International, Inc.	17,117	1,007
*	Flowserve Corp.	19,697	994
*	Thomas & Betts Corp.	20,933	990
*	AGCO Corp.	31,654	978
	Trinity Industries, Inc.	27,649	973
*	Corrections Corp. of America	21,115	955
*	Alliant Techsystems, Inc.	12,184	953
*	Shaw Group, Inc.	28,104	941
	Graco, Inc.	23,662	937
	Donaldson Co., Inc.	26,957	936
*	Covanta Holding Corp.	41,121	906
	IDEX Corp.	18,770	890
*	US Airways Group Inc.	16,486	888
	Adesa, Inc.	31,425	872
	Laidlaw International Inc.	28,459	866
	Carlisle Co., Inc.	10,697	840
	Herman Miller, Inc.	22,806	829
	Hubbell Inc. Class B	18,288	827
	Teleflex Inc.	12,607	814
	J.B. Hunt Transport
	Services, Inc.	38,372	797
	Kennametal, Inc.	13,525	796
	Acuity Brands, Inc.	15,267	794
*	General Cable Corp.	18,087	791
*	Navistar International Corp.	23,502	786
*	URS Corp.	18,037	773
	Landstar System, Inc.	20,239	773
	The Timken Co.	26,449	772
	GATX Corp.	17,797	771
	Lincoln Electric Holdings, Inc.	12,598	761
*	Copart, Inc.	25,316	759
	Avis Budget Group, Inc.	34,986	759
*	YRC Worldwide, Inc.	20,008	755
	IKON Office Solutions, Inc.	45,527	745
	DRS Technologies, Inc.	14,015	738
	Con-way, Inc.	16,748	738
*	JetBlue Airways Corp.	51,865	736
*	Quanta Services, Inc.	36,922	726
*	BE Aerospace, Inc.	27,351	702

*	American Commercial
	Lines Inc.	10,703	701
	HNI Corp.	15,736	699
*	Genlyte Group, Inc.	8,806	688
*	Gardner Denver Inc.	18,304	683
	Florida East Coast Industries,
	Inc. Class A	11,178	667
	MSC Industrial Direct Co.,
	Inc. Class A	16,915	662
*	Waste Connections, Inc.	15,858	659
*	Kansas City Southern	22,670	657
	The Toro Co.	13,969	651
*	Armor Holdings, Inc.	11,697	642
*	United Rentals, Inc.	25,211	641
	Lennox International Inc.	20,883	639
	Alexander & Baldwin, Inc.	14,211	630
	Crane Co.	17,148	628
*	EMCOR Group, Inc.	11,000	625
	CLARCOR Inc.	18,269	618
	Brady Corp. Class A	16,470	614
*	Washington Group
	International, Inc.	10,147	607
	UTI Worldwide, Inc.	20,132	602
	Belden CDT Inc.	15,207	594
	Granite Construction Co.	11,780	593
*	Hertz Global Holdings Inc.	33,400	581
	Bucyrus International, Inc.	11,025	571
*	Hexcel Corp.	32,561	567
*	IHS Inc.-Class A	14,034	554
*	Alaska Air Group, Inc.	13,917	550
	Skywest, Inc.	21,421	546
	Watson Wyatt & Co. Holdings	12,000	542
*	Kirby Corp.	15,700	536
	Regal-Beloit Corp.	10,181	535
*	PHH Corp.	18,479	533
	Curtiss-Wright Corp.	13,724	509
*	Ceradyne, Inc.	8,991	508
*	Resources Connection, Inc.	15,916	507
*	United Stationers, Inc.	10,733	501
	Nordson Corp.	10,037	500
	Wabtec Corp.	16,432	499
	Briggs & Stratton Corp.	18,002	485
*	Moog Inc.	12,625	482
*	Acco Brands Corp.	17,769	470
*	Energy Conversion
	Devices, Inc.	13,657	464
*	Teledyne Technologies, Inc.	11,542	463
	John H. Harland Co.	9,186	461
	Actuant Corp.	9,653	460
	Administaff, Inc.	10,704	458
	Deluxe Corp.	18,003	454
	UAP Holding Corp.	17,963	452
	Applied Industrial

	Technology, Inc.	17,040	448
*	Mueller Water Products, Inc.	29,961	446
	Watts Water Technologies, Inc.	10,838	446
	^Simpson Manufacturing Co.	13,945	441
*	AAR Corp.	15,006	438
*	The Advisory Board Co.	7,954	426
*	FTI Consulting, Inc.	15,003	418

			Market
			Value•
		Shares	($000)
	Walter Industries, Inc.	15,431	417
*	Swift Transportation Co., Inc.	15,741	414
	Albany International Corp.	12,448	410
	Mueller Industries Inc.	12,851	407
	ABM Industries Inc.	17,772	404
	Baldor Electric Co.	11,955	400
*	ESCO Technologies Inc.	8,720	396
	Watsco, Inc.	8,365	394
*	Esterline Technologies Corp.	9,547	384
	Woodward Governor Co.	9,600	381
*	NCI Building Systems, Inc.	7,270	376
	Kaydon Corp.	9,250	368
*	Dollar Thrifty Automotive
	Group, Inc.	8,042	367
*	Cenveo Inc.	17,225	365
*	Hub Group, Inc.	13,200	364
	Pacer International, Inc.	12,200	363
	Macquarie Infrastructure
	Company Trust	10,055	357
	Arkansas Best Corp.	9,900	356
*	Teletech Holdings Inc.	14,835	354
	Werner Enterprises, Inc.	19,916	348
*	AirTran Holdings, Inc.	29,366	345
	Barnes Group, Inc.	15,818	344
	Mine Safety Appliances Co.	9,248	339
*	Heidrick & Struggles
	International, Inc.	7,854	333
*	Clean Harbors Inc.	6,870	333
	G & K Services, Inc. Class A	8,533	332
	Ameron International Corp.	4,340	331
*	Orbital Sciences Corp.	17,851	329
*	CoStar Group, Inc.	6,145	329
	Valmont Industries, Inc.	5,900	327
*	EGL, Inc.	10,964	327
*	Mobile Mini, Inc.	11,846	319
	NACCO Industries, Inc.
	Class A	2,324	317
*	Navigant Consulting, Inc.	15,820	313
*	Labor Ready, Inc.	16,928	310
	Horizon Lines Inc.	11,500	310
*	Consolidated Graphics, Inc.	5,221	308
*	Genesee & Wyoming Inc.
	Class A	11,500	302
	Forward Air Corp.	10,304	298
*	^American Science
	& Engineering, Inc.	5,005	298
	Banta Corp.	8,169	297
	Heartland Express, Inc.	19,706	296
	Apogee Enterprises, Inc.	15,179	293
*	School Specialty, Inc.	7,728	290
*	Beacon Roofing Supply, Inc.	15,378	289
	Comfort Systems USA, Inc.	22,545	285

	Bowne & Co., Inc.	17,607	281
	Universal Forest Products, Inc.	6,000	280
	Franklin Electric, Inc.	5,438	279
*	Jacuzzi Brands, Inc.	22,346	278
	Knight Transportation, Inc.	16,280	278
	CIRCOR International, Inc.	7,399	272
*	Astec Industries, Inc.	7,621	267
	A.O. Smith Corp.	7,000	263
*	The Middleby Corp.	2,500	262
*	Insituform Technologies Inc.
	Class A	10,050	260
	Steelcase Inc.	14,297	260
*	Korn/Ferry International	11,294	259
	Cascade Corp.	4,700	249
	EDO Corp.	10,440	248
*	American Reprographics Co.	7,400	246
*	CBIZ Inc.	35,249	246
*	AZZ Inc.	4,765	244
*	Tetra Tech, Inc.	13,450	243
*	Hudson Highland Group, Inc.	14,418	240
*	Old Dominion Freight Line, Inc.	9,856	237
	Federal Signal Corp.	14,758	237
	Triumph Group, Inc.	4,500	236
*	Infrasource Services Inc.	10,780	235
	Cubic Corp.	10,699	232
	ElkCorp	5,610	231
*	Global Cash Access, Inc.	14,061	228
	HEICO Corp. Class A	6,996	228
	CDI Corp.	9,111	227
*	Interline Brands, Inc.	10,065	226
*	M&F Worldwide Corp.	8,722	220
	Badger Meter, Inc.	7,800	216
	Bluelinx Holdings Inc.	20,767	216
	Angelica Corp.	8,343	215
*	Amerco, Inc.	2,422	211
*	GenCorp, Inc.	14,989	210
*	^American
	Superconductor Corp.	21,301	209
	Kaman Corp. Class A	9,300	208
*	^A.S.V., Inc.	12,727	207
	Viad Corp.	5,076	206
	Healthcare Services
	Group, Inc.	7,100	206
*	Celadon Group Inc.	12,225	205
*	COMSYS IT Partners Inc.	10,125	205
*	Republic Airways Holdings Inc.	12,100	203
*	Casella Waste Systems, Inc.	16,392	200
*	On Assignment, Inc.	17,013	200
*	Marten Transport, Ltd.	10,891	200
*	Sequa Corp. Class A	1,715	197
	AAON, Inc.	7,340	193
*	CRA International Inc.	3,624	190
*	Griffon Corp.	7,421	189

*	Blount International, Inc.	14,011	189
*	First Consulting Group, Inc.	13,569	187
	Tredegar Corp.	8,144	184
	Knoll, Inc.	8,347	184
*	Magnatek, Inc.	32,390	183
	Kelly Services, Inc. Class A	6,303	182
	Ampco-Pittsburgh Corp.	5,429	182

			Market
			Value•
		Shares	($000)
	McGrath RentCorp	5,916	181
*	Pinnacle Airlines Corp.	10,600	179
*	GrafTech International Ltd.	25,628	177
*	Axsys Technologies, Inc.	10,062	177
*	ABX Air, Inc.	25,303	175
	Alamo Group, Inc.	7,359	173
*	RailAmerica, Inc.	10,671	172
*	II-VI, Inc.	6,100	170
	Diamond Management and
	Technology	13,678	170
	Ennis, Inc.	6,900	169
*	Flanders Corp.	17,009	168
*	Cornell Companies, Inc.	9,173	167
	Rollins, Inc.	7,502	166
	Central Parking Corp.	9,202	166
*	APAC Teleservices, Inc.	44,019	165
*	EnPro Industries, Inc.	4,950	164
	Eagle Bulk Shipping Inc.	9,400	163
*	FuelCell Energy, Inc.	24,186	156
	Aceto Corp.	18,025	156
*	Perini Corp.	5,000	154
	Standex International Corp.	5,100	154
	American Woodmark Corp.	3,662	153
*	Kforce Inc.	12,431	151
	United Industrial Corp.	2,959	150
*	Lydall, Inc.	13,863	150
*	Active Power, Inc.	57,118	150
*	Spherion Corp.	19,418	144
*	K&F Industries Holdings	6,347	144
	LSI Industries Inc.	7,257	144
*	Geo Group Inc.	3,810	143
	Applied Signal Technology, Inc.	9,783	138
	Freightcar America Inc.	2,455	136
*	ExpressJet Holdings, Inc.	16,700	135
*	^TurboChef Technologies, Inc.	7,857	134
*	Covenant Transport, Inc.	11,700	133
*	Superior Essex Inc.	3,984	132
*	Electro Rent Corp.	7,904	132
	Quixote Corp.	6,625	130
*	^Ionatron Inc.	31,100	128
*	The Allied Defense Group, Inc.	6,000	128
	^C & D Technologies, Inc.	26,832	127
	Wabash National Corp.	8,247	125
*	Commercial Vehicle Group Inc.	5,575	122
*	Atlas Air Worldwide
	Holdings, Inc.	2,722	121
*	Saia, Inc.	5,183	120
*	Baker (Michael) Corp.	5,300	120
	Robbins & Myers, Inc.	2,600	119
*	Essex Corp.	4,899	117
*	Rush Enterprises, Inc. Class A	6,900	117
	Gorman-Rupp Co.	3,128	116

*	Huron Consulting Group Inc.	2,500	113
*	Frontier Airlines Holdings, Inc.	15,000	111
	Raven Industries, Inc.	4,100	110
*	Taser International Inc.	14,435	110
*	Dynamex Inc.	4,700	110
	Lindsay Manufacturing Co.	3,313	108
*	Huttig Building Products, Inc.	20,165	107
*	Ducommun, Inc.	4,635	106
*	International Shipholding Corp.	7,839	106
*	NuCo2, Inc.	4,300	106
*	Encore Wire Corp.	4,801	106
*	^Advanced Environmental
	Recycling Technologies, Inc	51,705	104
*	Power-One, Inc.	14,341	104
*	Builders FirstSource, Inc.	5,780	103
*	^Evergreen Solar, Inc.	13,608	103
*	^Medis Technology Ltd.	5,900	103
*	MAIR Holdings, Inc.	14,200	102
*	Williams Scotsman
	International Inc.	5,106	100
*	Exponent, Inc.	5,208	97
*	ICT Group, Inc.	3,075	97
*	Layne Christensen Co.	2,956	97
	The Greenbrier Cos., Inc.	3,200	96
*	Columbus McKinnon Corp.	4,562	96
*	RBC Bearings Inc.	3,256	93
*	Argon ST, Inc.	4,190	90
*	Lamson & Sessions Co.	3,700	90
*	Plug Power, Inc.	22,736	88
*	Xanser Corp.	18,129	88
*	Trex Co., Inc.	3,841	88
*	Miller Industries, Inc.	3,464	83
	Lawson Products, Inc.	1,798	83
*	Volt Information Sciences Inc.	1,636	82
*	Park-Ohio Holdings Corp.	5,041	81
*	Kenexa Corp.	2,400	80
*	Intersections Inc.	7,506	79
*	GP Strategies Corp.	9,300	77
*	Quality Distribution Inc.	5,725	76
*	Herley Industries Inc.	4,702	76
*	MTC Technologies, Inc.	3,202	75
*	Flow International Corp.	6,800	75
	Titan International, Inc.	3,587	72
*	Ladish Co., Inc.	1,900	70
*	Mesa Air Group Inc.	8,147	70
*	Kadant Inc.	2,772	68
*	SITEL Corp.	15,505	65
	Met-Pro Corp.	4,357	65
	Tennant Co.	2,200	64
	HEICO Corp.	1,623	63
*	Milacron Inc.	78,313	63
*	^Capstone Turbine Corp.	49,814	61
*	LECG Corp.	3,234	60
	L.S. Starrett Co. Class A	3,636	59
	TAL International Group, Inc.	2,200	59
*	Learning Tree International, Inc.	6,531	58
	American Ecology Corp.	3,100	57
*	WCA Waste Corp.	6,966	56
	Frozen Food Express
	Industries, Inc.	6,486	56

			Market
			Value•
		Shares	($000)
*	Waste Services, Inc.	5,497	54
	Vicor Corp.	4,786	53
*	Team, Inc.	1,465	51
*	Tecumseh Products Co.
	Class A	3,012	51
*	DynCorp International Inc.
	Cl. A	3,200	51
*	Distributed Energy Systems
	Corp.	13,750	50
*	Fuel-Tech N.V.	1,900	47
	The Standard Register Co.	3,900	47
	Mueller Water Products, Inc.
	Class A	3,100	46
	CompX International Inc.	2,235	45
	Dynamic Materials Corp.	1,600	45
	^PW Eagle, Inc.	1,300	45
*	H&E Equipment Services, Inc.	1,800	45
*	PeopleSupport Inc.	2,100	44
	Sun Hydraulics Corp.	2,132	44
*	EnerSys	2,700	43
*	^3D Systems Corp.	2,699	43
*	Goodman Global, Inc.	2,470	42
*	^Arotech Corp.	13,878	42
	Schawk, Inc.	2,100	41
*	Sirva Inc.	11,670	41
*	Innotrac Corp.	15,175	38
	Waste Industries USA, Inc.	1,200	37
*	Catalytica Energy
	Systems, Inc.	17,275	36
*	^Valence Technology Inc.	21,538	36
	Barrett Business Services, Inc.	1,500	35
*	TRC Cos., Inc.	3,972	34
*	Pike Electric Corp.	2,000	33
*	Powell Industries, Inc.	1,000	32
*	Gehl Co.	1,100	30
	Multi-Color Corp.	900	30
*	Paragon Technologies, Inc.	5,170	29
	American Railcar
	Industries, Inc.	800	27
*	Microvision, Inc.	8,200	26
	Insteel Industries, Inc.	1,400	25
*	Sterling Construction Co., Inc.	1,100	24
*	La Barge, Inc.	1,700	23
*	Willis Lease Finance Corp.	2,195	23
	Todd Shipyards Corp.	1,330	22
*	Document Security
	Systems, Inc.	1,700	19
*	Ultralife Batteries, Inc.	1,480	16
	Synagro Technologies Inc.	3,106	14
*	TransDigm Group, Inc.	500	13
*	Channell Commercial Corp.	4,460	13
*	UQM Technologies, Inc.	4,600	13
	Genco Shipping and
	Trading Ltd.	400	11
*	Strategic Distribution, Inc.	1,081	11
*	Nashua Corp.	1,299	11
	Twin Disc, Inc.	300	11
*	Spherix Inc.	4,519	10
*	Wolverine Tube, Inc.	6,618	8
*	PRG-Schultz International, Inc.	568	5
*	TRM Corp.	1,200	3
*	A.T. Cross Co. Class A	300	2
	Protection One, Inc.	188	2
	Omega Flex Inc.	100	2
*	BMC Industries, Inc.	4,603	—
*	DT Industries, Inc.	1,000	—
			612,008
Information Technology (15.2%)
	Microsoft Corp.	3,071,933	91,728
*	Cisco Systems, Inc.	2,115,564	57,818
	International Business
	Machines Corp.	527,418	51,239
	Intel Corp.	1,998,926	40,478
	Hewlett-Packard Co.	966,715	39,819
*	Google Inc.	75,966	34,981
*	Apple Computer, Inc.	295,626	25,081
*	Oracle Corp.	1,453,857	24,919
	QUALCOMM Inc.	572,470	21,634
*	Dell Inc.	708,574	17,778
	Motorola, Inc.	849,132	17,458
	Texas Instruments, Inc.	531,199	15,299
*	eBay Inc.	367,947	11,063
*	Yahoo! Inc.	430,835	11,004
*	EMC Corp.	796,624	10,515
*	Corning, Inc.	540,622	10,115
	Automatic Data
	Processing, Inc.	192,556	9,483
	Applied Materials, Inc.	481,366	8,881
*	Adobe Systems, Inc.	200,805	8,257
	Accenture Ltd.	202,692	7,485
*	Symantec Corp.	342,895	7,149
	First Data Corp.	265,234	6,769
*	Sun Microsystems, Inc.	1,212,188	6,570
	Western Union Co.	265,334	5,949
*	Electronic Arts Inc.	106,286	5,353
*	Xerox Corp.	313,100	5,307
*	Broadcom Corp.	162,526	5,251
*	Agilent Technologies, Inc.	147,649	5,146
*	Network Appliance, Inc.	128,837	5,061
	Electronic Data
	Systems Corp.	179,444	4,944
	Seagate Technology	184,022	4,877
	Paychex, Inc.	118,683	4,693
*	NVIDIA Corp.	116,138	4,298
	Analog Devices, Inc.	122,332	4,021

*	Advanced Micro
	Devices, Inc.	188,403	3,834
*	Cognizant Technology
	Solutions Corp.	48,873	3,771
*	Micron Technology, Inc.	252,966	3,531
*	Intuit, Inc.	114,706	3,500
	KLA-Tencor Corp.	69,167	3,441

			Market
			Value•
		Shares	($000)
	Maxim Integrated
	Products, Inc.	111,322	3,409
*	SanDisk Corp.	78,335	3,371
*	Juniper Networks, Inc.	176,620	3,345
	CA, Inc.	147,204	3,334
*	Autodesk, Inc.	79,830	3,230
	Linear Technology Corp.	105,233	3,191
*	Computer Sciences Corp.	59,516	3,176
*	Fiserv, Inc.	60,413	3,167
*	Marvell Technology
	Group Ltd.	162,230	3,113
	Xilinx, Inc.	117,864	2,806
*	NCR Corp.	62,615	2,677
	Fidelity National Information
	Services, Inc.	66,046	2,648
	National Semiconductor Corp.	112,352	2,550
*	Lexmark International, Inc.	34,790	2,547
*	LAM Research Corp.	49,264	2,494
*	Altera Corp.	124,784	2,456
	Microchip Technology, Inc.	74,775	2,445
*	Akamai Technologies, Inc.	45,976	2,442
*	MEMC Electronic
	Materials, Inc.	61,697	2,415
	MasterCard, Inc. Class A	23,600	2,324
*	Flextronics International Ltd.	201,459	2,313
*	BMC Software, Inc.	71,316	2,296
	Harris Corp.	46,708	2,142
*	VeriSign, Inc.	84,313	2,028
*	Avaya Inc.	143,314	2,004
	Amphenol Corp.	31,062	1,928
*	Affiliated Computer
	Services, Inc. Class A	39,002	1,905
*	Cadence Design Systems, Inc.	97,372	1,744
*	Citrix Systems, Inc.	63,742	1,724
*	Activision, Inc.	97,334	1,678
*	BEA Systems, Inc.	129,644	1,631
*	Western Digital Corp.	76,915	1,574
*	McAfee Inc.	55,335	1,570
	Jabil Circuit, Inc.	62,846	1,543
	CDW Corp.	21,651	1,522
*	Iron Mountain, Inc.	36,739	1,519
*	Tellabs, Inc.	147,724	1,516
*	Comverse Technology, Inc.	70,351	1,485
*	Novellus Systems, Inc.	43,001	1,480
*	Alliance Data Systems Corp.	23,641	1,477
	Sabre Holdings Corp.	46,044	1,468
*	Red Hat, Inc.	62,795	1,444
*	Ceridian Corp.	48,384	1,354
*	Arrow Electronics, Inc.	42,406	1,338
	Symbol Technologies, Inc.	88,352	1,321
*	Synopsys, Inc.	48,723	1,302
	Global Payments Inc.	27,844	1,289

*	LSI Logic Corp.	139,404	1,255
*	JDS Uniphase Corp.	73,555	1,225
*	QLogic Corp.	55,509	1,217
*	DST Systems, Inc.	19,289	1,208
*	Avnet, Inc.	45,909	1,172
	Intersil Corp.	48,971	1,171
*	Convergys Corp.	48,327	1,149
*	Agere Systems Inc.	58,975	1,131
*	Mettler-Toledo
	International Inc.	14,107	1,112
*	CheckFree Corp.	26,982	1,084
*	Integrated Device
	Technology Inc.	69,721	1,079
*	Compuware Corp.	129,315	1,077
	Diebold, Inc.	22,949	1,069
	Molex, Inc. Class A	38,067	1,054
*	F5 Networks, Inc.	14,103	1,047
*	Teradyne, Inc.	68,516	1,025
*	NAVTEQ Corp.	29,194	1,021
*	Solectron Corp.	314,889	1,014
*	salesforce.com, Inc.	27,476	1,002
*	Ingram Micro, Inc. Class A	48,842	997
*	Trimble Navigation Ltd.	19,283	977
*	International Rectifier Corp.	24,885	959
*	Polycom, Inc.	30,578	945
*	Unisys Corp.	119,663	938
*	Atmel Corp.	152,988	926
	MoneyGram International, Inc.	29,475	924
	Fair Isaac, Inc.	22,073	897
*	Varian Semiconductor
	Equipment Associates, Inc.	19,110	870
	Tektronix, Inc.	29,004	846
*	Cypress Semiconductor Corp.	49,460	834
*	Zebra Technologies Corp.
	Class A	23,460	816
*	Ciena Corp.	29,328	813
*	Vishay Intertechnology, Inc.	59,606	807
*	ValueClick, Inc.	33,633	795
*	Brocade Communications
	Systems, Inc.	94,740	778
*	Digital River, Inc.	13,910	776
*	Sybase, Inc.	31,115	769
	Acxiom Corp.	29,088	746
*	Novell, Inc.	118,588	735
*	THQ Inc.	22,541	733
*	Tech Data Corp.	19,317	732
*	FLIR Systems, Inc.	22,826	727
*	Hyperion Solutions Corp.	20,165	725
*	Foundry Networks, Inc.	48,073	720
*	Fairchild Semiconductor
	International, Inc.	42,471	714
*	MICROS Systems, Inc.	13,499	711
*	Parametric Technology Corp.	38,840	700

*	Tessera Technologies, Inc.	16,186	653
*	Sanmina-SCI Corp.	186,911	645
*	CommScope, Inc.	20,828	635
*	Anixter International Inc.	11,680	634
	FactSet Research
	Systems Inc.	11,146	630
*	TIBCO Software Inc.	65,957	623

			Market
			Value•
		Shares	($000)
*	VeriFone Holdings, Inc.	17,133	607
*	Interdigital
	Communications Corp.	18,044	605
*	Equinix, Inc.	8,002	605
*	CACI International, Inc.	10,676	603
*	ADC Telecommunications, Inc.	41,322	600
*	Cymer, Inc.	13,634	599
	Jack Henry & Associates Inc.	27,661	592
*	Hewitt Associates, Inc.	22,822	588
*	Rambus Inc.	30,559	578
*	Emulex Corp.	29,639	578
*	Silicon Laboratories Inc.	16,656	577
*	Andrew Corp.	56,187	575
	Imation Corp.	12,322	572
*	FormFactor Inc.	15,264	569
*	aQuantive, Inc.	22,995	567
*	3Com Corp.	137,732	566
*	ANSYS, Inc.	12,952	563
*	Digitas Inc.	41,738	560
*	Sonus Networks, Inc.	84,438	556
*	Benchmark Electronics, Inc.	22,665	552
*	BISYS Group, Inc.	42,420	548
*	Avocent Corp.	15,967	540
*	Nuance Communications, Inc.	47,051	539
	National Instruments Corp.	19,578	533
*	Avid Technology, Inc.	14,120	526
*	Electronics for Imaging, Inc.	19,693	523
*	Macrovision Corp.	18,434	521
	ADTRAN Inc.	22,941	521
*	MPS Group, Inc.	36,417	516
*	ON Semiconductor Corp.	68,110	516
*	Perot Systems Corp.	31,414	515
*	Mentor Graphics Corp.	28,300	510
*	Redback Networks Inc.	20,440	510
*	BearingPoint, Inc.	63,440	499
*	ATMI, Inc.	16,320	498
*	PMC Sierra Inc.	72,859	489
*	Gartner, Inc. Class A	24,291	481
*	Applied Micro Circuits Corp.	134,543	479
*	Arris Group Inc.	37,655	471
*	WebEx Communications, Inc.	13,429	469
*	Cree, Inc.	26,975	467
*	Microsemi Corp.	23,521	462
*	Itron, Inc.	8,857	459
*	Palm, Inc.	32,524	458
*	RF Micro Devices, Inc.	66,808	454
*	Digital Insight Corp.	11,765	453
*	CNET Networks, Inc.	49,758	452
*	eFunds Corp.	16,299	448
*	Take-Two Interactive
	Software, Inc.	25,199	448
*	j2 Global Communications, Inc.	16,392	447

*	Wright Express Corp.	14,327	447
	Cognex Corp.	18,725	446
*	Entegris Inc.	41,050	444
*	SiRF Technology Holdings, Inc.	17,334	442
*	EarthLink, Inc.	61,833	439
	Daktronics, Inc.	11,900	439
*	Spansion Inc. Class A	29,325	436
*	CSG Systems
	International, Inc.	16,145	432
*	RealNetworks, Inc.	39,406	431
*	Kronos, Inc.	11,617	427
*	Intermec, Inc.	17,465	424
*	Transaction Systems
	Architects, Inc.	12,972	422
*	Aeroflex, Inc.	35,917	421
*	Brooks Automation, Inc.	28,552	411
*	Komag, Inc.	10,824	410
*	MicroStrategy Inc.	3,500	399
*	Comtech
	Telecommunications Corp.	10,350	394
*	Amkor Technology, Inc.	42,132	394
*	Global Imaging Systems, Inc.	17,800	391
*	Websense, Inc.	16,916	386
*	Progress Software Corp.	13,763	384
*	Finisar Corp.	117,838	381
*	Advent Software, Inc.	10,634	375
*	Rogers Corp.	6,155	364
	Black Box Corp.	8,648	363
*	Plexus Corp.	15,000	358
*	Cabot Microelectronics Corp.	10,521	357
*	SRA International, Inc.	12,873	344
*	Openwave Systems Inc.	37,268	344
*	Coherent, Inc.	10,843	342
*	Rackable Systems Inc.	11,000	341
*	Conexant Systems, Inc.	165,228	337
*	Advanced Energy
	Industries, Inc.	17,840	337
	Molex, Inc.	10,593	335
*	Paxar Corp.	14,500	334
*	Atheros Communications, Inc.	15,618	333
*	Altiris, Inc.	12,998	330
*	Skyworks Solutions, Inc.	46,464	329
*	Internap Network
	Services Corp.	16,509	328
*	Informatica Corp.	26,831	328
*	Checkpoint Systems, Inc.	16,010	323
*	Lawson Software, Inc.	43,700	323
*	Axcelis Technologies, Inc.	54,378	317
*	Ariba, Inc.	40,726	315
	Technitrol, Inc.	13,143	314
	Blackbaud, Inc.	11,900	309
*	Manhattan Associates, Inc.	10,284	309
	Plantronics, Inc.	14,561	309

*	CMGI Inc.	228,902	307
*	Euronet Worldwide, Inc.	10,300	306
*	C-COR Inc.	27,045	301
*	Quest Software, Inc.	20,480	300
*	Semtech Corp.	22,763	298
	Agilysys, Inc.	17,556	294
*	Littelfuse, Inc.	9,082	290

			Market
			Value•
		Shares	($000)
*	Dolby Laboratories Inc.	9,329	289
*	Trident Microsystems, Inc.	15,900	289
	CTS Corp.	18,408	289
*	DealerTrack Holdings Inc.	9,805	288
	Gevity HR, Inc.	12,134	287
*	FEI Co.	10,770	284
*	Brightpoint, Inc.	21,044	283
*	Insight Enterprises, Inc.	14,991	283
*	DSP Group Inc.	12,953	281
*	Opsware, Inc.	31,862	281
*	AMIS Holdings Inc.	26,400	279
	MTS Systems Corp.	7,200	278
*	UTStarcom, Inc.	31,587	276
*	NETGEAR, Inc.	10,500	276
*	Actel Corp.	15,100	274
*	Covansys Corp.	11,808	271
	Cohu, Inc.	13,104	264
*	DTS Inc.	10,800	261
*	Concur Technologies, Inc.	16,267	261
*	Ansoft Corp.	9,378	261
*	ANADIGICS, Inc.	29,406	261
*	Rofin-Sinar Technologies Inc.	4,300	260
*	Blackboard Inc.	8,624	259
*	Interwoven Inc.	17,402	255
*	McDATA Corp. Class A	45,748	254
*	Silicon Image, Inc.	19,755	251
*	Cirrus Logic, Inc.	36,205	249
*	Asyst Technologies, Inc.	33,938	248
	Total System Services, Inc.	9,370	247
*	Dycom Industries, Inc.	11,639	246
*	Aspen Technologies, Inc.	22,101	244
*	Actuate Software Corp.	40,965	243
*	Diodes Inc.	6,750	239
*	Electro Scientific
	Industries, Inc.	11,759	237
*	Acacia Research - Acacia
	Technologies	17,500	234
*	Agile Software Corp.	37,834	233
*	Extreme Networks, Inc.	55,424	233
*	Epicor Software Corp.	17,097	231
	Talx Corp.	8,407	231
	United Online, Inc.	17,241	229
*	Credence Systems Corp.	43,865	228
*	Newport Corp.	10,856	227
*	OmniVision Technologies, Inc.	16,484	225
*	L-1 Identity Solutions Inc.	14,860	225
*	Synaptics Inc.	7,540	224
*	Wind River Systems Inc.	21,807	224
*	Anaren, Inc.	12,514	222
*	Zoran Corp.	14,930	218
*	ManTech International Corp.	5,900	217
*	Micrel, Inc.	19,935	215

*	SafeNet, Inc.	8,923	214
*	Tekelec	14,000	208
*	Color Kinetics Inc.	9,675	207
*	Keane, Inc.	17,054	203
	AVX Corp.	13,705	203
*	Borland Software Corp.	37,221	202
*	Lattice Semiconductor Corp.	31,245	202
*	^Avanex Corp.	104,331	197
*	ScanSource, Inc.	6,400	195
*	InfoSpace, Inc.	9,389	193
*	Adaptec, Inc.	41,164	192
*	ActivIdentity Corp.	37,480	190
*	Photronics Inc.	11,591	189
*	NetRatings, Inc.	10,671	187
*	Sycamore Networks, Inc.	49,628	187
*	^Bankrate, Inc.	4,869	185
*	Powerwave Technologies, Inc.	28,607	185
*	Harmonic, Inc.	25,233	183
*	MKS Instruments, Inc.	8,081	182
*	Art Technology Group, Inc.	77,523	181
	Inter-Tel, Inc.	8,114	180
*	Quantum Corp.	76,500	177
*	KEMET Corp.	23,999	175
*	Ciber, Inc.	25,826	175
*	Internet Capital Group Inc.	17,066	175
*	NIC Inc.	34,731	173
*	Bell Microproducts Inc.	24,268	171
*	Verint Systems Inc.	4,975	171
*	Autobytel Inc.	48,641	170
*	ViaSat, Inc.	5,700	170
*	Tyler Technologies, Inc.	11,966	168
*	Cogent Inc.	15,204	167
*	Answerthink Consulting
	Group, Inc.	53,521	165
*	^Applied Digital Solutions, Inc.	89,988	163
*	FSI International, Inc.	30,777	162
*	Entrust, Inc.	37,557	160
*	^American Technology Corp.	40,660	159
*	SonicWALL, Inc.	18,895	159
*	Chordiant Software, Inc.	47,651	158
*	Sigma Designs, Inc.	6,185	157
*	JDA Software Group, Inc.	11,360	156
*	Hutchinson Technology, Inc.	6,616	156
*	Forrester Research, Inc.	5,738	156
	infoUSA Inc.	13,016	155
	Park Electrochemical Corp.	6,000	154
*	Digimarc Corp.	17,400	153
*	eCollege.com Inc.	9,794	153
*	EMCORE Corp.	27,713	153
*	Open Solutions Inc.	4,068	153
*	SI International Inc.	4,700	152
*	Airspan Networks Inc.	41,100	152
*	Carreker Corp.	19,900	152

*	Advanced Analogic
	Technologies, Inc.	28,200	152
*	Callidus Software Inc.	24,035	151
*	Gateway, Inc.	74,779	150
*	Cray, Inc.	12,650	150
*	eSPEED, Inc. Class A	17,156	150
	Quality Systems, Inc.	4,004	149

			Market
			Value•
		Shares	($000)
*	Echelon Corp.	18,651	149
*	CyberSource Corp.	13,474	148
*	Ceva, Inc.	22,807	147
*	Stratasys, Inc.	4,650	146
*	Computer Horizons Corp.	32,119	145
	MAXIMUS, Inc.	4,698	145
*	Corillian Corp.	38,091	144
*	Witness Systems, Inc.	8,106	142
*	California Micro Devices Corp.	31,900	140
*	Interactive Intelligence Inc.	6,107	137
*	^Bookham, Inc.	33,500	136
*	Mercury Computer
	Systems, Inc.	10,168	136
*	Carrier Access Corp.	20,554	135
*	Gerber Scientific, Inc.	10,721	135
*	Leadis Technology Inc.	28,700	135
*	Multi-Fineline Electronix, Inc.	6,600	134
*	OSI Systems Inc.	6,300	132
*	TriQuint Semiconductor, Inc.	29,226	132
*	Catapult
	Communications Corp.	14,384	129
*	Kulicke & Soffa Industries, Inc.	15,295	128
*	Exar Corp.	9,877	128
*	Veeco Instruments, Inc.	6,854	128
*	Dot Hill Systems Corp.	32,414	127
*	Standard Microsystem Corp.	4,536	127
*	MIPS Technologies, Inc.	15,283	127
*	Captaris Inc.	16,230	126
*	Computer Task Group, Inc.	26,312	125
*	Calamp Corp.	14,769	125
*	Aware, Inc.	23,273	124
*	Blue Coat Systems, Inc.	5,178	124
*	Nu Horizons Electronics Corp.	11,954	123
*	PLX Technology, Inc.	9,400	123
*	Kopin Corp.	34,126	122
*	Sirenza Microdevices, Inc.	15,446	121
*	Infocrossing, Inc.	7,400	121
*	Genesis Microchip Inc.	11,866	120
*	24/7 Real Media, Inc.	12,987	118
*	MRV Communications Inc.	33,046	117
	TheStreet.com, Inc.	13,142	117
*	Lionbridge Technologies, Inc.	18,069	116
*	Sykes Enterprises, Inc.	6,596	116
*	SYNNEX Corp.	5,300	116
*	Packeteer, Inc.	8,467	115
*	Perficient, Inc.	7,000	115
	Syntel, Inc.	4,247	114
	Integral Systems, Inc.	4,899	114
*	Rudolph Technologies, Inc.	7,128	113
*	^Atari, Inc.	198,987	113
	Bel Fuse, Inc. Class B	3,253	113
*	SPSS, Inc.	3,731	112

*	Novatel Wireless, Inc.	11,601	112
*	Integrated Silicon Solution, Inc.	19,091	110
*	Kanbay International Inc.	3,799	109
*	Oplink Communications, Inc.	5,298	109
*	Centillium
	Communications, Inc.	50,648	108
*	SunPower Corp. Class A	2,900	108
*	Jupitermedia Corp.	13,606	108
*	Hifn, Inc.	20,100	107
*	Online Resources Corp.	10,489	107
*	TTM Technologies, Inc.	9,359	106
*	Safeguard Scientifics, Inc.	43,755	106
*	Silicon Storage
	Technology, Inc.	23,390	105
*	AuthentiDate Holding Corp.	65,876	105
*	Vignette Corp.	6,116	104
*	webMethods, Inc.	14,032	103
*	Stratex Networks, Inc.	21,362	103
*	Concurrent Computer Corp.	56,054	101
	Methode Electronics, Inc.
	Class A	9,308	101
*	FalconStor Software, Inc.	11,541	100
*	Mastec Inc.	8,611	99
*	EMS Technologies, Inc.	4,931	99
*	Indus International, Inc.	26,000	99
*	EPIQ Systems, Inc.	5,800	98
*	Sapient Corp.	17,787	98
*	Marchex, Inc.	7,260	97
*	SAVVIS, Inc.	2,676	96
*	MapInfo Corp.	7,294	95
*	Bottomline Technologies, Inc.	8,300	95
*	CyberOptics Corp.	7,500	95
*	iGATE Corp.	13,780	95
*	Mindspeed Technologies, Inc.	49,466	94
*	Universal Display Corp.	6,255	94
*	KVH Industries, Inc.	8,836	94
*	TNS Inc.	4,800	92
*	Neoware Systems, Inc.	6,870	91
*	Immersion Corp.	12,500	91
*	Mattson Technology, Inc.	9,600	89
*	Measurement Specialties, Inc.	4,099	89
*	The Ultimate Software
	Group, Inc.	3,800	88
*	Digi International, Inc.	6,339	87
*	Zygo Corp.	5,286	87
*	Avici Systems Inc.	11,176	87
*	LTX Corp.	15,344	86
*	Symmetricom Inc.	9,619	86
*	Sonic Solutions, Inc.	5,200	85
*	Intevac, Inc.	3,200	83
*	SupportSoft, Inc.	15,101	83
*	Secure Computing Corp.	12,490	82
*	Web.com, Inc.	19,553	82

*	Ditech Networks Inc.	11,829	82
*	Ixia	8,267	79
*	Supertex, Inc.	2,000	79
*	^Convera Corp.	17,071	78
*	LookSmart, Ltd.	17,432	78
*	ESS Technology, Inc.	74,175	76
*	Comtech Group Inc.	4,200	76

			Market
			Value•
		Shares	($000)
*	LoJack Corp.	4,400	75
*	Glenayre Technologies, Inc.	29,165	74
*	Pericom Semiconductor Corp.	6,480	74
*	IXYS Corp.	8,258	73
*	RadiSys Corp.	4,356	73
*	Hypercom Corp.	11,400	72
*	Embarcadero
	Technologies, Inc.	11,811	72
*	Iomega Corp.	20,176	71
*	PDF Solutions, Inc.	4,852	70
*	PortalPlayer Inc.	5,200	70
*	Loral Space and
	Communications Ltd.	1,700	69
	Heartland Payment
	Systems, Inc.	2,443	69
*	FARO Technologies, Inc.	2,868	69
*	Presstek, Inc.	10,773	69
*	InterVoice, Inc.	8,855	68
*	Magma Design
	Automation, Inc.	7,400	66
*	SeaChange International, Inc.	6,365	65
*	Excel Technology, Inc.	2,500	64
*	S1 Corp.	11,607	64
*	Analysts International Corp.	32,921	62
*	Hittite Microwave Corp.	1,882	61
*	Saba Software, Inc.	9,585	60
	X-Rite Inc.	4,835	59
*	iPass Inc.	9,900	58
*	PC-Tel, Inc.	6,138	57
*	Ultratech, Inc.	4,548	57
*	Netlogic Microsystems Inc.	2,557	55
*	VA Software Corp.	10,639	54
	Keithley Instruments Inc.	4,065	53
*	Planar Systems, Inc.	5,523	53
*	Endwave Corp.	4,912	53
*	COMARCO, Inc.	6,117	53
*	The Knot, Inc.	2,000	52
*	Radiant Systems, Inc.	5,007	52
	Startek, Inc.	3,746	51
*	Merix Corp.	5,310	49
*	OPNET Technologies, Inc.	3,412	49
*	^ParkerVision, Inc.	4,402	49
*	Keynote Systems Inc.	4,525	48
*	Transmeta Corp.	42,916	48
*	Lightbridge, Inc.	3,500	47
*	TranSwitch Corp.	33,277	47
	Renaissance Learning, Inc.	2,613	46
*	Monolithic Power Systems	4,100	46
*	Lasercard Corp.	4,247	45
*	Photon Dynamics, Inc.	3,813	45
	Bel Fuse, Inc. Class A	1,477	45
*	Digital Angel Corp.	17,400	44

*	Ulticom, Inc.	4,597	44
*	Cherokee International Corp.	11,002	44
	Pegasystems Inc.	4,288	42
*	Napster, Inc.	11,188	41
*	Lantronix, Inc.	23,175	38
*	TechTeam Global, Inc.	3,342	38
*	Interlink Electronics Inc.	11,331	35
*	MTI Technology Corp.	46,309	35
*	Pemstar Inc.	8,910	34
*	Tollgrade Communications, Inc.	3,209	34
	QAD Inc.	3,999	34
*	SigmaTel Inc.	7,656	34
*	InFocus Corp.	12,451	33
*	MoSys, Inc.	3,564	33
*	Zhone Technologies	24,375	32
*	Applied Innovation Inc.	9,918	32
*	SpectraLink Corp.	3,700	32
*	Dynamics Research Corp.	3,261	32
*	Virage Logic Corp.	3,199	30
*	On2 Technologies, Inc.	24,693	30
*	PLATO Learning, Inc.	5,472	30
*	Omniture, Inc.	2,100	30
*	QuickLogic Corp.	9,638	29
*	Tumbleweed
	Communications Corp.	10,736	28
*	NMS Communications Corp.	13,721	28
*	Phoenix Technologies Ltd.	6,170	28
*	RAE Systems, Inc.	8,627	28
*	Network Equipment
	Technologies, Inc.	4,707	27
*	Westell Technologies, Inc.	10,801	27
*	PAR Technology Corp.	2,900	26
*	Edgewater Technology, Inc.	4,077	25
*	Pixelworks, Inc.	10,182	23
*	Miva Inc.	6,761	23
*	Mechanical Technology Inc.	11,586	22
*	Network Engines, Inc.	7,961	21
*	Nanometrics Inc.	2,500	20
*	Docucorp International, Inc.	1,847	19
*	DDi Corp.	2,496	18
*	Volterra Semiconductor Corp.	1,100	17
*	White Electronic Designs Corp.	3,020	16
*	SM&A Corp.	2,694	16
*	Smith Micro Software, Inc.	1,100	16
*	Intraware, Inc.	2,275	15
*	Mobius Management
	Systems, Inc.	2,203	15
*	Selectica, Inc.	8,094	14
*	Sumtotal Systems Inc.	2,241	14
*	SCM Microsystems, Inc.	4,207	13
*	Ness Technologies Inc.	900	13
*	Rainmaker Systems, Inc.	1,698	13
*	BSQUARE Corp.	4,449	13

*	OpenTV Corp.	5,200	12
*	Ramtron International Corp.	3,117	12
*	Superconductor
	Technologies Inc.	6,294	11
*	Optical Communication
	Products, Inc.	6,429	11
*	Research Frontiers, Inc.	1,800	10

			Market
			Value•
		Shares	($000)
*	Vitria Technology, Inc.	3,573	10
*	Quovadx, Inc.	3,315	9
*	Telular Corp.	2,339	8
*	WJ Communications, Inc.	5,246	8
*	PC Connection, Inc.	550	8
*	ePlus Inc.	683	7
*	NetScout Systems, Inc.	769	6
*	Zix Corp.	4,904	6
*	Wave Systems Corp. Class A	2,169	6
*	Sunrise Telecom Inc.	2,405	5
*	Allen Organ Co. escrow shares	283	5
*	Management Network
	Group Inc.	2,896	4
*	Viewpoint Corp.	6,086	4
*	Therma-Wave Inc.	3,032	4
*	Inforte Corp.	907	3
*	Wireless Telecom Group, Inc.	1,279	3
*	Technology Solutions Co.	391	3
*	GSE Systems, Inc.	384	3
*	Tut Systems, Inc.	2,266	3
*	^SpatiaLight, Inc.	1,845	2
*	Verso Technologies, Inc.	1,918	2
*	Cosine Communications, Inc.	623	2
*	The SCO Group, Inc.	1,605	2
*	SAFLINK Corp.	9,224	1
*	Media 100 Inc.	1,614	—
			843,086
Materials (3.3%)
	E.I. du Pont de Nemours
	& Co.	319,457	15,561
	Dow Chemical Co.	332,465	13,279
	Monsanto Co.	187,592	9,854
	Alcoa Inc.	300,478	9,017
	Phelps Dodge Corp.	70,777	8,473
	Newmont Mining Corp.
	(Holding Co.)	155,875	7,038
	Praxair, Inc.	111,715	6,628
	Weyerhaeuser Co.	85,371	6,031
	Nucor Corp.	106,870	5,842
	Air Products &
	Chemicals, Inc.	76,431	5,372
	International Paper Co.	149,685	5,104
	PPG Industries, Inc.	57,320	3,681
	Freeport-McMoRan Copper &
	Gold, Inc. Class B	65,027	3,624
	United States Steel Corp.	42,767	3,128
	Vulcan Materials Co.	33,589	3,019
	Ecolab, Inc.	65,505	2,961
	Allegheny Technologies Inc.	29,713	2,694
	Rohm & Haas Co.	49,880	2,550
	Lyondell Chemical Co.	77,459	1,981
	MeadWestvaco Corp.	62,830	1,889

	Sealed Air Corp.	28,147	1,827
	Sigma-Aldrich Corp.	23,185	1,802
	Temple-Inland Inc.	37,900	1,745
*	Pactiv Corp.	47,911	1,710
	Eastman Chemical Co.	28,510	1,691
	Martin Marietta Materials, Inc.	15,769	1,639
	Ashland, Inc.	22,233	1,538
	Ball Corp.	34,409	1,501
	International Flavors &
	Fragrances, Inc.	26,755	1,315
	Sonoco Products Co.	32,879	1,251
	Bemis Co., Inc.	36,598	1,244
*	Crown Holdings, Inc.	58,558	1,225
	Celanese Corp. Series A	46,784	1,211
	Lubrizol Corp.	23,845	1,195
*	The Mosaic Co.	53,188	1,136
	Steel Dynamics, Inc.	31,856	1,034
	Commercial Metals Co.	39,610	1,022
	Albemarle Corp.	14,052	1,009
	FMC Corp.	13,020	997
	Airgas, Inc.	24,456	991
*	Owens-Illinois, Inc.	53,224	982
	Valspar Corp.	33,746	933
*	Smurfit-Stone Container Corp.	88,290	932
*	Titanium Metals Corp.	30,952	913
	Cabot Corp.	20,926	912
	Carpenter Technology Corp.	8,475	869
	RPM International, Inc.	41,481	867
*	Nalco Holding Co.	42,335	866
	Scotts Miracle-Gro Co.	16,346	844
	Reliance Steel &
	Aluminum Co.	21,150	833
	Chemtura Corp.	84,424	813
	Louisiana-Pacific Corp.	36,836	793
	Cytec Industries, Inc.	13,931	787
*	Oregon Steel Mills, Inc.	12,488	779
	Eagle Materials, Inc.	17,456	755
	Florida Rock Industries, Inc.	17,135	738
*	Hercules, Inc.	37,880	730
	AptarGroup Inc.	12,237	722
	Chaparral Steel Co.	16,068	711
	Cleveland-Cliffs Inc.	14,579	706
*	Huntsman Corp.	34,933	663
*	AK Steel Corp.	38,490	650
	Packaging Corp. of America	29,367	649
*	RTI International Metals, Inc.	8,100	634
	Texas Industries, Inc.	8,403	540
	H.B. Fuller Co.	20,526	530
*	Coeur d’Alene Mines Corp.	96,973	480
	Greif Inc. Class A	4,019	476
*	OM Group, Inc.	10,279	465
*	W.R. Grace & Co.	22,762	451
	Quanex Corp.	12,870	445

	Worthington Industries, Inc.	25,118	445
*	Century Aluminum Co.	9,848	440
	Bowater Inc.	19,521	439
	Olin Corp.	25,025	413
	Minerals Technologies, Inc.	6,885	405
*	Hecla Mining Co.	45,786	351
	NewMarket Corp.	5,829	344

			Market
			Value•
		Shares	($000)
*	Brush Engineered
	Materials Inc.	10,122	342
*	Terra Industries, Inc.	28,469	341
	CF Industries Holdings, Inc.	13,167	338
	Silgan Holdings, Inc.	7,572	333
	Arch Chemicals, Inc.	9,888	329
*	Headwaters Inc.	13,591	326
	Ferro Corp.	15,407	319
	AMCOL International Corp.	10,908	303
	Spartech Corp.	11,058	290
	Sensient Technologies Corp.	10,912	268
	Metal Management, Inc.	6,900	261
*	Buckeye Technology, Inc.	21,699	260
	Compass Minerals
	International	8,100	256
*	Graphic Packaging Corp.	58,563	254
	MacDermid, Inc.	7,344	250
*	Apex Silver Mines Ltd.	15,700	249
	Glatfelter	15,930	247
	Innospec, Inc.	5,184	241
	Royal Gold, Inc.	6,400	230
	Schnitzer Steel Industries, Inc.
	Class A	5,775	229
	Rock-Tenn Co.	8,200	222
	^American Vanguard Corp.	13,966	222
	Ryerson Tull, Inc.	8,830	222
	Wausau Paper Corp.	14,290	214
*	^Calgon Carbon Corp.	34,097	211
	Neenah Paper Inc.	5,800	205
	Deltic Timber Corp.	3,600	201
	Chesapeake Corp. of Virginia	11,387	194
*	Symyx Technologies, Inc.	8,968	194
	Georgia Gulf Corp.	9,238	178
*	PolyOne Corp.	22,968	172
	A.M. Castle & Co.	6,495	165
*	Pioneer Cos., Inc.	5,523	158
*	Wheeling-Pittsburgh Corp.	8,168	153
	Quaker Chemical Corp.	6,924	153
*	Stillwater Mining Co.	12,066	151
	Gibraltar Industries Inc.	6,350	149
	NL Industries, Inc.	14,008	145
*	Zoltek Cos., Inc.	7,296	144
*	^U.S. Energy Corp.	28,071	142
*	^Altair Nanotechnology	53,600	141
	Balchem Corp.	5,300	136
	A. Schulman Inc.	5,983	133
	Myers Industries, Inc.	8,464	133
*	Rockwood Holdings, Inc.	4,959	125
*	^Nonophase Technologies
	Corp.	20,860	125
	Schweitzer-Mauduit
	International, Inc.	4,764	124

	Tronox Inc. Class B	6,975	110
*	U.S. Concrete, Inc.	15,100	108
*	Material Sciences Corp.	8,073	104
	Westlake Chemical Corp.	3,199	100
*	Caraustar Industries, Inc.	11,752	95
	Stepan Co.	2,780	88
*	Omnova Solutions Inc.	19,003	87
	Steel Technologies, Inc.	4,500	79
	Hawkins, Inc.	5,500	79
	NN, Inc.	6,000	75
	Wellman, Inc.	21,663	69
*	Northwest Pipe Co.	1,551	52
*	ADA-ES Inc	2,400	39
	Penford Corp.	1,936	33
*	Lesco, Inc.	2,600	22
*	Maxxam Inc.	490	14
	Olympic Steel, Inc.	400	9
*	Webco Industries, Inc.	40	4
			181,459
Telecommunication Services (3.2%)
	AT&T Inc.	1,346,127	48,124
	Verizon
	Communications Inc.	1,004,566	37,410
	BellSouth Corp.	629,347	29,649
	Sprint Nextel Corp.	994,635	18,789
	Alltel Corp.	134,592	8,140
*	American Tower Corp.
	Class A	147,372	5,494
*	Qwest Communications
	International Inc.	561,277	4,698
*	NII Holdings Inc.	48,274	3,111
	Embarq Corp.	51,771	2,721
	Windstream Corp.	164,655	2,342
*	Crown Castle
	International Corp.	69,967	2,260
*	Level 3
	Communications, Inc.	345,519	1,935
	Telephone & Data
	Systems, Inc.	31,816	1,729
	CenturyTel, Inc.	38,350	1,674
	Citizens Communications Co.	111,578	1,603
*	Leap Wireless
	International, Inc.	17,465	1,039
*	SBA Communications Corp.	30,660	843
*	Time Warner Telecom Inc.	40,454	805
*	NeuStar, Inc. Class A	23,039	747
*	Dobson
	Communications Corp.	53,209	463
*	Broadwing Corp.	28,275	442
*	Cincinnati Bell Inc.	92,378	422
	Alaska Communications
	Systems Holdings, Inc.	22,118	336
*	Cogent Communications

	Group, Inc.	19,190	311
	Commonwealth Telephone
	Enterprises, Inc.	6,902	289
*	U.S. Cellular Corp.	4,066	283
*	Cbeyond Inc.	8,300	254
*	IDT Corp. Class B	18,058	236
	USA Mobility, Inc.	10,400	233

			Market
			Value•
		Shares	($000)
*	General Communication, Inc.	14,100	222
*	@ Road, Inc.	29,200	213
	Telephone & Data Systems,
	Inc.–Special
	Common Shares	4,164	207
	Surewest Communications	7,400	204
	North Pittsburgh Systems, Inc.	7,724	186
	Atlantic Tele-Network, Inc.	6,359	186
*	Premiere Global Services, Inc.	19,168	181
	D&E Communications, Inc.	12,729	161
*	Vonage Holdings Corp.	22,300	155
*	^InPhonic, Inc.	13,000	144
	Iowa Telecommunications
	Services Inc.	7,300	144
	Consolidated Communications
	Holdings, Inc.	6,871	144
	CT Communications, Inc.	5,500	126
	FairPoint Communications, Inc.	6,200	117
*	LCC International, Inc.
	Class A	26,663	113
	Shenandoah
	Telecommunications Co.	2,310	109
	Centennial Communications
	Corp. Class A	14,970	108
*	^Fibertower Corp.	15,455	91
*	Covad Communications
	Group, Inc.	52,296	72
*	Arbinet Holdings, Inc.	12,274	67
*	Global Crossing Ltd.	2,200	54
*	Wireless Facilities, Inc.	17,426	50
*	iPCS, Inc.	755	42
*	Syniverse Holdings Inc.	2,581	39
	Hickory Tech Corp.	4,782	34
*	IDT Corp.	1,658	22
*	^Primus Telecommunications
	Group, Inc.	44,570	19
*	Covista Communications, Inc.	3,805	4
*	Pac-West Telecom, Inc.	47,084	3
*	Metro One
	Telecommunications, Inc.	975	3
*	Trinsic Inc.	39	—
			179,602
Utilities (3.7%)
	Duke Energy Corp.	434,239	14,421
	Exelon Corp.	232,094	14,364
	Dominion Resources, Inc.	122,358	10,258
	Southern Co.	257,297	9,484
	TXU Corp.	151,942	8,237
	FPL Group, Inc.	133,160	7,247
	FirstEnergy Corp.	114,327	6,894
	Entergy Corp.	72,271	6,672
	American Electric Power

	Co., Inc.	136,551	5,814
	PG&E Corp.	122,756	5,810
	Public Service Enterprise
	Group, Inc.	87,245	5,791
*	AES Corp.	229,282	5,053
	Edison International	107,360	4,883
	PPL Corp.	132,097	4,734
	Sempra Energy	81,545	4,570
	Constellation Energy
	Group, Inc.	62,360	4,295
	Consolidated Edison Inc.	88,875	4,272
	Progress Energy, Inc.	83,531	4,100
	Ameren Corp.	71,357	3,834
	Xcel Energy, Inc.	140,879	3,249
	DTE Energy Co.	61,752	2,989
*	Mirant Corp.	89,217	2,817
*	Allegheny Energy, Inc.	57,240	2,628
*	NRG Energy, Inc.	45,142	2,528
	KeySpan Corp.	60,918	2,509
	Questar Corp.	29,727	2,469
	NiSource, Inc.	94,994	2,289
	Wisconsin Energy Corp.	40,720	1,933
	Pinnacle West Capital Corp.	34,673	1,757
	Pepco Holdings, Inc.	66,289	1,724
	CenterPoint Energy Inc.	102,690	1,703
	ONEOK, Inc.	38,820	1,674
	Equitable Resources, Inc.	39,871	1,665
	SCANA Corp.	38,247	1,554
	Alliant Energy Corp.	40,812	1,541
*	Reliant Energy, Inc.	107,349	1,525
	Northeast Utilities	53,551	1,508
	MDU Resources Group, Inc.	56,539	1,450
*	CMS Energy Corp.	77,250	1,290
*	Sierra Pacific Resources	76,572	1,289
	NSTAR	37,216	1,279
	Energy East Corp.	51,528	1,278
	OGE Energy Corp.	31,532	1,261
	TECO Energy, Inc.	72,942	1,257
	Energen Corp.	24,034	1,128
	DPL Inc.	39,927	1,109
	National Fuel Gas Co.	27,607	1,064
	AGL Resources Inc.	27,253	1,060
	Aqua America, Inc.	46,154	1,051
	Puget Energy, Inc.	40,451	1,026
*	Dynegy, Inc.	139,522	1,010
	UGI Corp. Holding Co.	36,547	997
	Atmos Energy Corp.	30,256	965
	Southern Union Co.	33,109	925
	Great Plains Energy, Inc.	27,960	889
	PNM Resources Inc.	26,321	819
	WPS Resources Corp.	15,096	816
	Westar Energy, Inc.	30,551	793
	Hawaiian Electric

	Industries Inc.	28,502	774
	Vectren Corp.	26,702	755
	Nicor Inc.	15,610	732
	Piedmont Natural Gas, Inc.	26,113	699
*	Aquila, Inc.	131,519	618
	Peoples Energy Corp.	13,594	606
	IDACORP, Inc.	15,053	582

		Market
		Value•
	Shares	($000)
WGL Holdings Inc.	17,213	561
Southwest Gas Corp.	14,316	549
Duquesne Light
Holdings, Inc.	27,314	542
Cleco Corp.	20,048	506
ALLETE, Inc.	10,795	502
New Jersey Resources Corp.	9,944	483
Avista Corp.	18,145	459
UniSource Energy Corp.	12,380	452
NorthWestern Corp.	12,511	443
Black Hills Corp.	11,641	430
* El Paso Electric Co.	16,952	413
Northwest Natural Gas Co.	9,173	389
Otter Tail Corp.	11,375	354
American States Water Co.	8,558	331
SJW Corp.	7,798	301
South Jersey Industries, Inc.	8,400	281
The Laclede Group, Inc.	7,800	273
ITC Holdings Corp.	6,800	271
UIL Holdings Corp.	6,265	264
CH Energy Group, Inc.	4,806	254
Empire District Electric Co.	10,104	249
Southwest Water Co.	16,209	223
MGE Energy, Inc.	6,080	222
Cascade Natural Gas Corp.	8,200	213
California Water
Service Group	4,600	186
Connecticut Water
Services, Inc.	8,139	185
Ormat Technologies Inc.	4,600	169
Portland General Electric Co.	5,600	153
Central Vermont Public
Service Corp.	5,984	141
Green Mountain Power Corp.	3,747	127
Chesapeake Utilities Corp.	2,420	74
Middlesex Water Co.	3,483	65
EnergySouth, Inc.	1,562	63
* Cadiz Inc.	1,000	23
* Maine & Maritimes Corp.	1,424	22
Consolidated Water Co., Ltd.	500	12
		206,502
Total Common Stocks
(Cost $4,734,008)		5,521,093
Temporary Cash Investments (1.2%)[1]
Money Market Fund (1.2%)
[2] Vanguard Market
Liquidity Fund, 5.294%	49,982,797	49,983
[2] Vanguard Market
Liquidity Fund,
5.294%—Note E	17,139,100	17,139
		67,122

	Face
	Amount
	($000)
U.S. Agency Obligation (0.0%)
[3] Federal National
Mortgage Assn.
[4] 5.215%, 4/9/07	2,000	1,973
Total Temporary Cash Investments
(Cost $69,094)		69,095
Total Investments (100.7%)
(Cost $4,803,102)		5,590,188
Other Assets and Liabilities (–0.7%)
Other Assets		48,975
Liabilities—Note E		(85,790)
		(36,815)
Net Assets (100%)		5,553,373

At December 31, 2006, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	4,917,079
Undistributed Net Investment Income	768
Accumulated Net Realized Losses	(151,765)
Unrealized Appreciation
Investment Securities	787,086
Futures Contracts	205
Net Assets	5,553,373

Institutional Shares—Net Assets
Applicable to 30,561,293 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	938,577
Net Asset Value Per Share—
Institutional Shares	$30.71

Institutional Plus Shares—Net Assets
Applicable to 150,253,277 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	4,614,796
Net Asset Value Per Share—
Institutional Plus Shares	$30.71

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^	Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.6%, respectively, of net assets. See Note C in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.

4 Securities with a value of $1,973,000 have been segregated as initial margin for open futures contracts.

5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

Statement of Operations

Year Ended
December 31, 2006
($000)
Investment Income
Income
Dividends	82,463
Interest[1]	1,130
Security Lending	752
Total Income	84,345
Expenses
The Vanguard Group—Note B
Management and Administrative
Institutional Shares	228
Institutional Plus Shares	1,007
Total Expenses	1,235
Net Investment Income	83,110
Realized Net Gain (Loss)
Investment Securities Sold	9,646
Futures Contracts	1,986
Realized Net Gain (Loss)	11,632
Change in Unrealized Appreciation (Depreciation)
Investment Securities	591,959
Futures Contracts	538
Change in Unrealized Appreciation (Depreciation)	592,497
Net Increase (Decrease) in Net Assets Resulting from Operations	687,239

1 Interest income from an affiliated company of the fund was $1,022,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	83,110	25,719
Realized Net Gain (Loss)	11,632	25,035
Change in Unrealized Appreciation (Depreciation)	592,497	30,234
Net Increase (Decrease) in Net Assets Resulting from Operations	687,239	80,988
Distributions
Net Investment Income
Institutional Shares	(10,683)	(7,973)
Institutional Plus Shares	(72,348)	(17,181)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(83,031)	(25,154)
Capital Share Transactions—Note F
Institutional Shares	732,764	(667,087)
Institutional Plus Shares	500,125	3,087,627
Net Increase (Decrease) from Capital Share Transactions	1,232,889	2,420,540
Total Increase (Decrease)	1,837,097	2,476,374
Net Assets
Beginning of Period	3,716,276	1,239,902
End of Period[1]	5,553,373	3,716,276

1 Net Assets—End of Period includes undistributed net investment income of $768,000 and $689,000.

Financial Highlights

Institutional Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$27.00	$25.83	$23.33	$18.00	$23.10
Investment Operations
Net Investment Income	.501	.398	.425[1]	.33	.32
Net Realized and Unrealized Gain
(Loss) on Investments	3.710	1.169	2.498	5.33	(5.10)
Total from Investment Operations	4.211	1.567	2.923	5.66	(4.78)
Distributions
Dividends from Net Investment Income	(.501)	(.397)	(.423)	(.33)	(.32)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.501)	(.397)	(.423)	(.33)	(.32)
Net Asset Value, End of Period	$30.71	$27.00	$25.83	$23.33	$18.00

Total Return	15.74%	6.14%	12.65%	31.70%	–20.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$939	$129	$789	$563	$245
Ratio of Total Expenses to
Average Net Assets	0.045%	0.05%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to
Average Net Assets	1.81%	1.77%	1.83%[1]	1.62%	1.45%
Portfolio Turnover Rate[2]	8%	21%[3]	22%	11%	9%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.058 and 0.27%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Excludes the value of securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

3 Includes activity related to a change in the fund’s target index.

Institutional Plus Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$27.00	$25.83	$23.33	$18.00	$23.10
Investment Operations
Net Investment Income	.506	.404	.434[1]	.337	.327
Net Realized and Unrealized Gain
(Loss) on Investments	3.710	1.169	2.498	5.330	(5.100)
Total from Investment Operations	4.216	1.573	2.932	5.667	(4.773)
Distributions
Dividends from Net Investment Income	(.506)	(.403)	(.432)	(.337)	(.327)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.506)	(.403)	(.432)	(.337)	(.327)
Net Asset Value, End of Period	$30.71	$27.00	$25.83	$23.33	$18.00

Total Return	15.76%	6.17%	12.69%	31.74%	–20.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,615	$3,587	$451	$479	$680
Ratio of Total Expenses to
Average Net Assets	0.025%	0.025%	0.025%	0.025%	0.025%
Ratio of Net Investment Income to
Average Net Assets	1.83%	1.80%	1.87%[1]	1.64%	1.48%
Portfolio Turnover Rate[2]	8%	21%[3]	22%	11%	9%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.058 and 0.27%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Excludes the value of securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

3 Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Institutional Total Stock Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who invest minimum amounts of $100 million and $200 million, respectively.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund or, for shareholder services, each class of shares. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2006, the fund had $571,000 of ordinary income available for distribution. The fund had available realized losses of $146,173,000 to offset future net capital gains of $87,200,000 through December 31, 2010, $44,357,000 through December 31, 2011, $5,005,000 through December 31, 2012, and $9,611,000 through December 31, 2013.

At December 31, 2006, the cost of investment securities for tax purposes was $4,808,292,000. Net unrealized appreciation of investment securities for tax purposes was $781,896,000, consisting of unrealized gains of $876,284,000 on securities that had risen in value since their purchase and $94,388,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2006, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	73	26,068	221
E-mini S&P 500 Index	81	5,785	(9)
Russell 2000 Index	5	1,987	(10)
E-mini Russell 2000 Index	20	1,590	16
S&P MidCap 400 Index	2	811	(13)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended December 31, 2006, the fund purchased $1,595,965,000 of investment securities and sold $364,442,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at December 31, 2006, was $15,917,000, for which the fund received cash collateral of $17,139,000.

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	757,739	26,640	29,069	1,127
Issued in Lieu of Cash Distributions	10,683	369	7,999	312
Redeemed	(35,658)	(1,244)	(704,155)	(27,171)
Net Increase (Decrease)—Institutional
Shares	732,764	25,765	(667,087)	(25,732)
Institutional Plus Shares
Issued	846,921	29,527	3,221,916	120,466
Issued in Lieu of Cash Distributions	65,408	2,278	11,107	409
Redeemed	(412,204)	(14,380)	(145,396)	(5,516)
Net Increase (Decrease)—Institutional
Plus Shares	500,125	17,425	3,087,627	115,359

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund's fiscal year ending December 31, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund's financial statements.

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Institutional Index Fund and

Shareholders of Vanguard Institutional Total Stock Market Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Total Stock Market Index Fund (one of the funds constituting Vanguard Institutional Index Fund, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

Special 2006 tax information (unaudited) for Vanguard Institutional Total Stock Market Index Fund

This information for the fiscal year ended December 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $76,696,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 91.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Institutional Total Stock Market Index Fund	6/30/2006	12/31/2006	Period[1]
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,119.66	$0.24
Institutional Plus Shares	1,000.00	1,119.73	0.13
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.98	$0.23
Institutional Plus Shares	1,000.00	1,025.08	0.13

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.045% for Institutional Shares and 0.025% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the
Trustee since May 1987;	Board,Chief Executive Officer, and Director/Trustee of The Vanguard
Chairman of the Board and	Group, Inc.,and of each of the investment companies served by The
Chief Executive Officer	Vanguard Group.
145 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore
Trustee since January 2001	Partners (pro bono ventures in education); Senior Advisor to Greenwich
145 Vanguard Funds Overseen	Associates (international business strategy consulting); Successor
Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for
Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board
145 Vanguard Funds Overseen	Member of the American Chemistry Council;Director of Tyco
International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the
Trustee since June 2006	University of Pennsylvania since 2004; Professor in the School of Arts
145 Vanguard Funds Overseen	and Sciences, Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania since 2004;
Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics
and the University Center for Human Values (1990–2004), Princeton
University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater
Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice
Trustee since July 1998	President and Chief Global Diversity Officer since 2006, Vice President
145 Vanguard Funds Overseen	and Chief Information Officer (1997–2005), and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund
Trustee since December 2004	Professor of Finance and Banking, Harvard Business School; Senior
145 Vanguard Funds Overseen	Associate Dean, Director of Faculty Recruiting, and Chair of Finance
Faculty, Harvard Business School; Director and Chairman of UNX, Inc.
(equities trading firm) since 2003; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since2005;
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates(1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company)
(2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman,
Trustee since January 1993	President, Chief Executive Officer, and Director of NACCO Industries,
145 Vanguard Funds Overseen	Inc. (forklift trucks/housewares/lignite); Director of Goodrich
Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman
Trustee since April 1985	and Chief Executive Officer of Rohm and Haas Co. (chemicals);
145 Vanguard Funds Overseen	Director of Cummins Inc. (diesel engines), MeadWestvaco Corp
. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director
Secretary since July 2005	of The Vanguard Group, Inc., since 2006; General Counsel of The
145 Vanguard Funds Overseen	Vanguard Group since 2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The
Treasurer since July 1998	Vanguard Group, Inc.; Treasurer of each of the investment
145 Vanguard Funds Overseen	companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for the	All comparative mutual fund data are from Lipper Inc.
Hearing Impaired > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
The funds or securities referred to herein	securities it owned during the 12 months ended June 30.
are not sponsored, endorsed, or promoted	To get the report, visit either www.vanguard.com
by MSCI, and MSCI bears no liability with	or www.sec.gov.
respect to any such funds or securities.
For any such funds or securities, the	You can review and copy information about your fund
prospectus or the Statement of Additional	at the SEC’s Public Reference Room in Washington, D.C.
Information contains a more detailed	To find out more about this public service, call the SEC
description of the limited relationship MSCI	at 202-551-8090. Information about your fund is also
has with The Vanguard Group and any	available on the SEC’s website, and you can receive
related funds.	copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8710 022007

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2006: $67,000

Fiscal Year Ended December 31, 2005: $63,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2006: $2,347,620

Fiscal Year Ended December 31, 2005: $2,152,740

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2006: $530,000

Fiscal Year Ended December 31, 2005: $382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended December 31, 2006: $101,300

Fiscal Year Ended December 31, 2005: $98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended December 31, 2006: $0

Fiscal Year Ended December 31, 2005: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2006: $101,300

Fiscal Year Ended December 31, 2005: $98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD INSTITUTIONAL INDEX FUNDS

BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: February 14, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD INSTITUTIONAL INDEX FUNDS

BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: February 14, 2007

VANGUARD INSTITUTIONAL INDEX FUNDS

BY:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: February 14, 2007

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.